As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-289520
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 8
☒
(Check appropriate box or boxes.)
Nationwide Life Insurance Company

(Name of Insurance Company)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(614) 249-7111

Insurance Company's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 ("Securities Act")
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Nationwide Defined Protection® Annuity 2.0
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Strategies
Issued by
Nationwide Life Insurance Company
The date of this prospectus is May 1, 2026.
This prospectus describes the Nationwide Defined Protection® Annuity 2.0, an individual single purchase payment deferred annuity contract with index-linked strategies (the "Contract").
The Contract described in this prospectus is not available in Oregon, New York, or the Virgin Islands.
This prospectus contains important information about the Contract that should be understood before investing. Please read this prospectus carefully and keep it for future reference.
Index-linked annuity contracts are complex investments and involve risks, including the risk of substantial loss of your principal investment. Only one Purchase Payment is allowed under the Contract.
Prior to an election to annuitize the Contract, the Contract offers as investment options a Fixed Strategy providing principal protection and a guaranteed fixed rate of interest, and Index Strategies that are based in part on the performance of a specified Index (market index or mutual fund) over a period of time, subject to a level of protection against loss. Additional information about the investment options is available in "Appendix A: Investment Options Available Under the Contract."
The Protection Level is the amount of downside protection on negative Index Strategy Earnings for a given Strategy Term. The Protection Level is presented as a percentage and a higher Protection Level percentage provides more protection against loss than a lower Protection Level percentage. The maximum amount of loss you could experience from negative Index Performance during a Strategy Term, after taking into account the current Protection Levels, is -10% if a Strategy with a 90% Protection Level is elected, -5% if a Strategy with a 95% Protection Level is elected, and 0% if a Strategy with a 100% Protection Level is elected. At the Contract’s minimum Index Strategy Protection Level of 75% (guaranteed for the life of the Contract), the maximum amount of loss from negative Index Performance during a Strategy Term is -25%.
Participation Rates and Strategy Spreads may limit the amount a Contract Owner can earn on an Index Strategy. The Participation Rate acts as a multiplier because it has the effect of multiplying the performance of the Index, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. A low Participation Rate would cause a Strategy to participate in the performance of the linked Index to only a small extent. Application of the Participation Rate will not cause Index Strategy Earnings to drop below the floor protection provided by the Protection Level.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the performance of the Strategy. This means it will reduce gains and potentially increase losses. The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value; however, application of the Strategy Spread will not cause the performance of an Index Strategy to drop below the floor protection provided by the Protection Level. For each Index Strategy, the maximum Strategy Spread guaranteed for the life of the Contract, is the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for any Index Strategy we may offer under the Contract at any time is 9%.
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash. Withdrawals and full surrenders may be subject to a Contingent Deferred Sales Charge and a Market Value Adjustment which may reduce the amount of the withdrawal. A negative Market Value Adjustment could result in a loss beyond the floor protection provided by the Protection Level and, under extreme circumstances, could result in a loss of 100% of the Contract Value available for withdrawal. All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
The Daily Index Strategy Earnings Percentage (Daily ISE Percentage) is used to calculate the Index Strategy Value before the end of a Strategy Term. If amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, payment of a Death Benefit, or Annuitization, a loss may result if the

Daily ISE Percentage is negative. The maximum potential loss from a negative Daily ISE Percentage adjustment is limited to the floor protection provided by the Protection Level. At the Contract’s minimum Index Strategy Protection Level of 75% (guaranteed for the life of the Contract), the maximum amount of loss during any Strategy Term from a negative Daily ISE Percentage is 25%. A prospective purchaser should not buy the Contract if they are not willing to assume the risks associated with the Contract.
All guarantees under the Contract are subject to Nationwide’s creditworthiness and claims-paying ability.
The Contract is not a bank deposit, is not FDIC insured, and is not insured or endorsed by any bank or government agency. The Contract may not be available in every state. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of certain Strategies, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations" for additional information).
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right and no CDSC or MVA will apply to this cancellation. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center").
If the Contract Owner elects to cancel the Contract pursuant to the free look provision, where required by law, Nationwide will return the Purchase Payment, less any withdrawals from the Contract (including any CDSC, MVA and Daily ISE Percentage applied to those withdrawals) and any applicable federal and state income tax withholding. Otherwise, where required by law, Nationwide will return the Contract Value, less any applicable federal and state income tax withholding. If the Contract Value is returned, it may be more or less than the Purchase Payment and if a negative Daily ISE Percentage is applied, a loss may result. The Contract Owner should review this prospectus, or consult with their investment professional, for additional information about the specific cancellation terms that apply (see "Right to Examine and Cancel").
Nationwide reserves the right to add or remove the Index Strategies offered, change the Indexes, and limit the number of offered Index Strategies to only one. If all but one Index Strategy is terminated, the Contract Owner will be limited to investing in Strategies with terms that may not be acceptable to the Contract Owner.
An investment in an Index Strategy does not represent an investment in the linked Index or any securities or other assets included in the linked Index. If the linked Index is a mutual fund, the Contract Owner is not investing in the mutual fund itself – the Contract Owner will not be a shareholder or beneficial owner of the mutual fund and will have no rights with respect to the mutual fund. Actual investment results as a shareholder or beneficial owner of the fund may differ. Note: The Contract is not a variable annuity under the federal securities laws.
Prospective purchasers may obtain an application to purchase the Contract through broker-dealers that have been appointed by Nationwide as insurance agents and that have selling agreements with Nationwide Investment Services Corporation ("NISC"), the principal underwriter for the Contracts. Nationwide may stop offering the Contracts at any time.
This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold.
For information on how to contact Nationwide, see Contacting the Service Center.

Glossary of Special Terms
Adjusted Index Performance (AIP) - The percentage gain or loss in the Index Strategy Value at the end of the
Strategy Term, calculated using the Crediting Factors applied to the Index Performance, prior to the application of the Protection Level.

Annuitant - The person upon whose life any life-contingent annuity payments depend and the person whose death triggers payment of the Death Benefit. The Annuitant is also the person to whom annuity payments are made during
Annuitization.

Annuitization - The period during which annuity payments are received by the Annuitant.
Annuitization Date - The date on which annuity payments begin. Beginning on the Annuitization Date, the only value associated with the contract is the stream of annuity payments as specified in the annuity option elected by the
Annuitant.

Annuity Commencement Date - The date on which annuity payments are scheduled to begin. The Annuity
Commencement Date is designated by the Contract Owner at the time of application. If no Annuity Commencement
Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90. The Contract Owner may initiate a change to the Annuity Commencement Date at any time subject to the requirements of the "Annuity Commencement Date" section.

Beneficiary - A person designated by the Contract Owner who may receive certain benefits under the Contract, including the Death Benefit.
Business Day - Each day the New York Stock Exchange is open for regular trading. A Business Day ends at the same time that regular trading on the New York Stock Exchange closes (typically 4:00 p.m. Eastern Time).

CDSC Period - The period of time during which a CDSC may be assessed on any partial withdrawal or full surrender from the Contract. The CDSC Period is currently six years.
Charitable Remainder Trust - A trust meeting the requirements of Section 664 of the Code.
Co-Annuitant - The person designated by the Contract Owner to receive the benefit associated with the Spousal
Protection Feature. If there is a Co-Annuitant, references to Co-Annuitants will apply to both the Annuitant and Co-
Annuitant, and references to a Co-Annuitant will apply to either of them, unless the context requires otherwise.

Code - The Internal Revenue Code of 1986, as amended.
Contingent Annuitant - The person who becomes the Annuitant if the Annuitant dies before the Annuitization Date.
Contingent Beneficiary - The person or entity designated by the Contract Owner to receive any benefits accorded the Beneficiary if the Beneficiary is not living when the Annuitant dies.
Contingent Deferred Sales Charge (CDSC) - A charge that may be assessed if a partial withdrawal or full surrender is taken during the first six Contract Years.
Contract - The Nationwide Defined Protection® Annuity 2.0 Contract, the individual single purchase payment deferred annuity contract with Index-linked strategies described in this prospectus.
Contract Anniversary - Beginning with the Date of Issue, each recurring twelve month anniversary of the Date of Issue while the Contract remains in force.
Contract Owner - The person who owns all rights under the Contract prior to the Annuitization Date, along with any
Joint Owner. As the context requires, "you" refers to a potential or existing Contract Owner.

Contract Value - The value of the Contract calculated at the end of each Business Day. The Contract Value is equal to the sum of the Fixed Strategy Value and Index Strategy Values for each of the Index Strategies. At issue, the
Contract Value is equal to the Purchase Payment.

Contract Year - The twelve month period starting on the Date of Issue and each Contract Anniversary.
Crediting Factors - The different values that are used to calculate the gain or loss for the Strategies. For the Fixed
Strategy, the Crediting Factors are the Fixed Strategy Rate and Strategy Term. For Index Strategies, the Crediting
Factors are the Index, Strategy Term, Protection Level, Participation Rate, and Strategy Spread. See each Crediting
Factor’s definition in this "Glossary of Special Terms" section for a description of each Crediting Factor.

Daily Index Strategy Earnings Percentage (Daily ISE Percentage) - A percentage used to calculate Index Strategy
Earnings on any day during a Strategy Term other than the Strategy Term End Date. The Daily ISE Percentage does not apply to the Fixed Strategy. The Daily ISE Percentage is used to calculate Index Strategy Earnings during a
Strategy Term, and, if negative when amounts are locked in or removed prior to the end of the Strategy Term, may result in a loss subject to the floor provided by the Strategy’s Protection Level.

Daily Pre-Protection Level ISE Percentage - The percentage gain or loss in the Index Strategy Value from the start of the Strategy Term to the calculation date prior to applying the Protection Level.
Date of Issue - The date the Purchase Payment is applied to the Contract.
Death Benefit - The benefit payable upon the death of the Annuitant (or Co-Annuitant, if applicable) provided such death occurs before the Annuitization Date while the Contract is in force and there is no Contingent Annuitant.

Elapsed Term - The length of time between the first day of the Strategy Term of a Strategy and a specific day during that Strategy Term. It is calculated by dividing the number of calendar days that have elapsed during a Strategy
Term by 365.

Fixed Strategy - An investment option under the Contract offering guaranteed interest rates funded by the General Account of Nationwide.
Fixed Strategy Minimum Nonforfeiture Rate(s) - The interest rate(s) used to calculate the Fixed Strategy Minimum
Nonforfeiture Value. The Fixed Strategy Minimum Nonforfeiture Rate is calculated on the Date of Issue and on each
Redetermination Date. The initial Fixed Strategy Minimum Nonforfeiture Rate is stated in the Contract.

Fixed Strategy Minimum Nonforfeiture Value ("Fixed Strategy MNV") - The minimum guaranteed value a Contract
Owner is entitled to upon a full surrender of amounts allocated to the Fixed Strategy and upon a full transfer from the
Fixed Strategy to an Index Strategy that does not offer an Index Strategy MNV.

Fixed Strategy Rate - The annualized interest rate credited daily to amounts allocated to the Fixed Strategy during a
Strategy Term. The initial Fixed Strategy Rate is stated in the Contract and may be different for each subsequent
Strategy Term but is guaranteed to be at least 0.25%.

Fixed Strategy Value - The value of the Fixed Strategy calculated at the end of each Business Day. The Fixed
Strategy’s Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited, less any withdrawals (including any applicable CDSC, MVA and taxes).

Free Withdrawal - Any portion of the Free Withdrawal Amount that is withdrawn from the Contract during the CDSC Period.
Free Withdrawal Amount - While the CDSC and MVA are in effect, the amount that the Contract Owner can withdraw from the Contract each Contract Year without incurring a CDSC or an MVA. It is described in the "Waiver or
Reduction of the CDSC or MVA" section.

General Account - All assets of Nationwide other than those of the Separate Account or in other separate accounts of Nationwide.
Home Office - Nationwide's main office located in Columbus, Ohio.
Index - The market index or mutual fund associated with an Index Strategy which will, in part, determine the amount of any Index Strategy Earnings applied to a Strategy during a given Strategy Term.
Index Performance – The change in an Index Value, expressed as a percentage, between the first day of a Strategy
Term and the last day of that Strategy Term. The Index Performance may be positive, negative, or equal to zero.

Index Strategy - An investment option under the Contract that is linked to the performance of an Index.
Index Strategy Basis - A value used to calculate the Index Strategy Value and the Index Strategy Earnings. On the
first day of a Strategy Term, the Index Strategy Basis equals the amount allocated to the Index Strategy. During a
Strategy Term the Index Strategy Basis is adjusted for withdrawals (including applicable CDSC and MVA), applicable premium taxes, fees, transfers out due to a Performance Lock, and the application of any applicable Term End ISE
Percentage.

Index Strategy Earnings - The amount applied to the Index Strategy Basis to determine an Index Strategy’s Index
Strategy Value. Index Strategy Earnings are represented as a dollar amount and can be positive, negative, or equal to zero. On the Strategy Term End Date, the Index Strategy Earnings are equal to the Term End ISE Percentage multiplied by the Index Strategy Basis. On any other day during a Strategy Term, Index Strategy Earnings are equal to the Daily ISE Percentage multiplied by the Index Strategy Basis.

Index Strategy Minimum Nonforfeiture Rate(s) - The interest rate(s) used to calculate the Index Strategy Minimum
Nonforfeiture Value. The Index Strategy Minimum Nonforfeiture Rate is calculated on the Date of Issue and on each
Redetermination Date. The initial Index Strategy Minimum Nonforfeiture Rate is stated in the Contract.

Index Strategy Minimum Nonforfeiture Value ("Index Strategy MNV") -The minimum value a Contract Owner is entitled to upon a full surrender of the Contract Value allocated to all Index Strategies with a 100% Protection Level and upon a full transfer out of all Index Strategies with a 100% Protection Level to an Index Strategy(ies) that does not offer an Index Strategy MNV.

Index Strategy Value - The value of an Index Strategy calculated at the end of each Business Day. The Index
Strategy Value is equal to the Index Strategy Basis plus Index Strategy Earnings (which may be positive, negative, or equal to zero). The Index Strategy Value is the amount used when processing a withdrawal or full surrender, a Death
Benefit payment, a transfer among Strategies, the calculation of any applicable charge, or an annuitization request.

Index Value - On a Business Day, the closing value of the Index. For market indexes, the closing value is provided to
Nationwide by the Index provider. For mutual funds, the closing value is provided to Nationwide by the mutual fund’s investment adviser and reflects the mutual fund’s net asset value per share and reinvestment of dividends and other distributions as of the close of that Business Day (the total return value). If for any reason, an Index Value on a
Business Day is not provided to Nationwide as described above, the Index Value on that Business Day will be the most recent Index Value provided to Nationwide on a previous Business Day. On a day other than a Business Day, the Index Value for an Index will be the Index Value for the previous Business Day.

Individual Retirement Account - An account that qualifies for favorable tax treatment under Section 408(a) of the Code but does not include Roth IRAs.
Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408(b) of the Code but does not include Roth IRAs or Simple IRAs.
Investment-Only Contract - A Contract purchased by a qualified pension, profit-sharing, or stock bonus plan as defined by Section 401(a) of the Code.
Joint Owner - The person designated as a second person (in addition to the Contract Owner) to possess an undivided interest in the Contract. If there is a Joint Owner, references to Contract Owner and Joint Owner will apply to both of them, or either of them, unless the context requires otherwise.

Market Value Adjustment (MVA) - An adjustment that may be applied if a partial withdrawal or full surrender is taken during the first six Contract Years. An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease the withdrawal or full surrender amount.

MVA Base - The greater of: 1) zero; and 2) the amount withdrawn minus the Remaining Free Withdrawal Amount.
MVA Index -The index used to determine the Market Value Reference Rate. The MVA Index is stated in the Contract.
MVA Period - The length of time beginning on the Date of Issue that Nationwide may apply the MVA to partial withdrawals and a full surrender. The MVA Period is stated in the Contract.
Nationwide - Nationwide Life Insurance Company. As the context requires, "we," "us," and "our" refers to Nationwide.
Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRAs, SEP IRA, or Simple IRA.
Participation Rate - A percentage that represents the proportion of the Index Performance used in the calculation of the Term End ISE Percentage and also impacts the Daily ISE Percentage. An Index Strategy’s Participation Rate is
declared prior to each Strategy Term and may be different each Strategy Term.

Performance Lock - A feature that allows the Contract Owner to lock in the performance of an Index Strategy by transferring Index Strategy Value to the Fixed Strategy on a date other than a Strategy Term End Date if an Index
Strategy’s performance is greater than the floor provided by the Protection Level.

Protection Level - An amount of downside protection on negative Index Strategy Earnings for a given Strategy Term.
Purchase Payment - Money paid into the Contract by the Contract Owner.
Qualified Plan - A retirement plan that receives favorable tax treatment under Section 401 of the Code, including
Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-
Only Contracts unless specifically stated otherwise.

Redetermination Date - The sixth Contract Anniversary and then every two Contract Anniversaries thereafter (i.e., eighth Contract Anniversary, tenth Contract Anniversary, twelfth Contract Anniversary, etc.).

Remaining Free Withdrawal Amount - The amount that the Contract Owner can withdraw from the Contract during the remainder of that Contract Year without incurring a CDSC or an MVA, based on the Free Withdrawals already taken that Contract Year.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Code.
Separate Account – The Index-Linked Annuity Separate Account.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under Contacting the Service Center.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Code.
Simplified Employee Pension IRA (SEP IRA) - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Code.
Strategies - Investment options under the Contract. Unless otherwise specified, the term Strategies refers to the Fixed Strategy and Index Strategies collectively.
Strategy Spread - An annualized percentage that acts as a deduction in the calculation of the Term End ISE
Percentage and also impacts the Daily ISE Percentage. The Strategy Spread reduces Index Strategy Earnings, subject to the amount of downside protection provided by the Protection Level. An Index Strategy’s Strategy Spread
is declared prior to each Strategy Term and may be different each Strategy Term.

Strategy Term – For the Fixed Strategy, the initial Strategy Term begins on the Date of Issue and ends on the first
Contract Anniversary, and each subsequent Strategy Term begins on each Contract Anniversary and ends on the following Contract Anniversary. For an Index Strategy, the Strategy Term is the total maturity time of the Index
Strategy, expressed in years.

Strategy Term End Date – The last day of a Strategy Term. A Strategy Term End Date is the same calendar day as the Date of Issue.
Surrender Value - The amount available upon full surrender of the Contract. It is equal to the Contract Value less any applicable CDSC and premium taxes, plus any applicable MVA, which may be positive or negative.

Term End Index Strategy Earnings Percentage (Term End ISE Percentage) – A percentage used to calculate
Index Strategy Earnings on the Strategy Term End Date. See, "Term End Index Strategy Earnings Percentage" for a
description of how the Term End ISE Percentage is calculated.

Table of Contents (continued)

Table of Contents (continued)

Overview of the Contract
Purpose of the Contract
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the Contract Owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the Contract Owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among a variety of investment options. The value of your Contract will increase or decrease depending on the amount of earnings that we apply to your Contract. When earnings are credited to your Contract you may experience a gain or a loss depending on whether the earnings are positive or negative. Contract growth is tax-deferred, meaning that gains in the Contract are not taxable until distributed from the Contract. Finally, in the event that the Annuitant dies before beginning income payments, the Contract offers a Death Benefit.
Prospective purchasers should consult with a financial professional to determine whether this Contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this Contract is intended to provide benefits to a single individual and his/her beneficiaries. The Contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
The Contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or all financial professionals. In addition, a selling firm may elect to make available only certain Strategies, features, or benefits to its clients. A selling firm’s marketing materials may describe only those Strategies, features, and benefits available through the firm. A selling firm may limit the Strategies available through the firm when the Contract is purchased.
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the Contract offers a variety of investment options to which the Contract Owner can allocate and reallocate his/her Contract Value. The investment options available under the Contract consist of a Fixed Strategy, which provides principal protection and credits interest daily at a specified rate, and Index Strategies, which credit positive or negative earnings at the end of a Strategy Term based, in part, on the performance of an Index. Additional information about the investment options is available in "Appendix A: Investment Options Available Under the Contract."
The Fixed Strategy. The Fixed Strategy provides principal protection and credits interest daily at a specified rate called the Fixed Strategy Rate that is guaranteed for each 1-year Strategy Term for which it is declared.
The Index Strategies. Each Index Strategy offered is linked to an Index and has a Strategy Term of 1 or 3 years. Each Index Strategy includes a defined level of downside protection that limits the amount of loss you can experience during a Strategy Term. We refer to this defined downside protection as a "Protection Level." The Contract currently offers Protection Levels of 100%, 95%, or 90%. For example, if the Adjusted Index Performance is -25% at the end of a Strategy Term and the Protection Level is 90%, we will credit -10% at the end of the Strategy Term, meaning the Strategy Value in that Index Strategy will decrease by -10%. The Contract will always offer a Protection Level of at least 75%.
While the Contract provides varying levels of protection against loss, you can lose a significant amount of money under the Contract if an Index declines in value. It is possible to lose a substantial amount of your principal investment. You should not buy the Contract if you are not willing to assume the risks associated with the Contract. See "Principal Risks." Additionally, you should not buy the Contract if you are looking for a short-term investment or if you plan to take withdrawals in excess of the Free Withdrawal Amount during the first six years of the Contract. The Contract may not be appropriate if an investor intends to take ongoing withdrawals, such as systematic withdrawals or required minimum distributions, particularly during an Index Strategy Term.

Positive Index Performance may be limited by an Index Strategy’s Participation Rate and Strategy Spread. The Participation Rate acts as a multiplier because it has the effect of multiplying the Index Performance, positive or negative. If the Participation Rate is greater than 100%, it increases upside potential while also increasing risk of loss. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential while also decreasing risk of loss. For example, if the Index Performance at the end of a Strategy Term is 10% and the Participation Rate is 50% and the Strategy Spread is 0%, we will credit 5% at the end of a Strategy Term, meaning your Contract Value in that Index Strategy will increase by 5%. While Participation Rates may be set above 100%, the Minimum Participation Rate guaranteed for the life of the Contract is 5%. Application of the Participation Rate will not cause an Index Strategy Earnings to drop below the floor protection provided by the Protection Level.
The Strategy Spread is an annualized percentage used as a deduction in the calculation of gains and losses. The Strategy Spread operates to negatively impact the Index Performance of the Strategy. This means it will reduce gains and potentially increase losses. For example:
•
If the Index Performance at the end of a 1-year Strategy Term is 10%, the Participation Rate is 100%, and the Strategy Spread is 2%, we will credit 8% at the end of the Strategy Term, meaning your Contract Value will increase by 8%.
•
If the Index Performance at the end of a 1-year Strategy Term is -5%, the Participation Rate is 100%, the Strategy Spread is 2%, and the Protection Level is 90%, we will credit -7% at the end of the Strategy Term, meaning your Contract Value will decrease by -7%.
•
If the Index Performance at the end of a 1-year Strategy Term is -9%, the Participation Rate is 100%, the Strategy Spread is 2%, and the Protection Level is 90%, we will credit -10% at the end of the Strategy Term, meaning your Contract Value will decrease by -10%.
The Strategy Spread can result in losses under a Strategy even if the linked Index has increased in value; however, application of the Strategy Spread will not cause the performance of an Index Strategy to drop below the floor protection provided by the Protection Level. For each Index Strategy, the maximum Strategy Spread guaranteed for the life of the Contract, is the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for any Index Strategy we may offer under the Contract at any time is 9%.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the Annuitant. At the time of annuitization, the Contract Owner elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. After annuitization begins, the only value associated with the Contract is the stream of annuity payments; unless otherwise specified in the annuity option, amounts cannot be withdrawn from the Contract over and above the annuity payments. Additionally, once annuitization has begun, there is no Death Benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the Contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Fixed Strategy and Index Strategies. At the end of a Strategy Term, Contract Owners can reallocate the assets allocated to the maturing Strategy to any other available Strategy, subject to certain restrictions.
Deposits to the Contract. The Contact is a single purchase payment annuity. Subsequent purchase payments are not permitted.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to the Annuitization Date. Withdrawals may be subject to a Contingent Deferred Sales Charge (CDSC), a Market Value Adjustment (MVA), the Daily ISE Percentage calculation, taxes, and tax penalties.
Free Withdrawals. During the first six Contract Years, the Contract Owner may take withdrawals, called Free Withdrawals, that do not incur a CDSC or MVA. The total dollar amount of Free Withdrawals that can be taken each Contract Year is the Free Withdrawal Amount. While not subject to a CDSC or MVA, Free Withdrawals are subject to the Daily ISE Percentage calculation if they are taken from an Index Strategy before the end of a Strategy Term.
Performance Lock. The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. The amount transferred to the Fixed Strategy will earn interest until the next Contract Anniversary (see "Performance Lock").

Death Benefit. During the accumulation phase, the Contract contains a Death Benefit, which is:
•
If the age of both the Annuitant and Co-Annuitant is less than or equal to age 75 at the time of application the Death Benefit will be the greater of the Contract Value or the Purchase Payments made to the Contract reduced by any withdrawals in the proportion that such withdrawals reduced the Contract Value on the date of the withdrawal.
•
If the age of either the Annuitant or Co-Annuitant is greater than age 75 at the time of application, then the Death Benefit will be the Contract Value.
Spousal Protection Feature. The Death Benefit contains the Spousal Protection Feature, which allows a surviving spouse to continue the Contract while receiving the economic benefit of the Death Benefit upon the death of the other spouse, subject to certain conditions.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to Annuitization.
Tax Deferral. Generally, Contract Owners will not be taxed on any earnings on the assets in the Contract until such earnings are distributed from the Contract. How each Contract’s distributions are taxed depends on the type of contract issued. Note that if this Contract is issued in connection with a plan that qualifies for special income tax treatment under the Code, the Contract does not provide additional tax deferral benefits (see "Appendix C: Contract Types and Tax Information.")
Cancellation of the Contract. Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center").
Contract Adjustments
Daily ISE Percentage
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings.
If amounts are withdrawn (including Free Withdrawals, systematic withdrawals, and required minimum distributions) or fully surrendered (including a free look surrender) from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative, and the Contract Owner could lose a significant amount of money due to this adjustment. For example, in any given Strategy Term, a maximum loss of up to 25% in Index Strategy Value could occur if you are invested in an Index Strategy with a 75% Protection Level.
The method used to calculate the Daily ISE Percentage could result in losses up to the floor provided by the Index Strategy’s Protection Level or losses even when the performance of the Index has increased since the beginning of the Strategy Term. The Daily ISE Percentage does not apply to the Fixed Strategy. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Partial withdrawals from an Index Strategy before the end of its Strategy Term will reduce the Index Strategy Basis in the same proportion that the Index Strategy Value is reduced (rather than on a dollar-for-dollar basis). The reduction to the Index Strategy Basis will be for the remainder of the Term. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal.
Market Value Adjustment (MVA)
In addition to any applicable CDSC, partial withdrawals or a full surrender during the first six Contract Years may be subject to an MVA. Like the CDSC, the MVA applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA." After the sixth Contract Year, no withdrawals, including a full surrender, are subject to an MVA. The MVA, when applicable, is assessed on amounts withdrawn from the Index Strategies and/or Fixed Strategy. An MVA may be positive or negative. If an MVA is negative, it will decrease the withdrawal. If an MVA is positive, it will increase the withdrawal.

When an MVA is imposed, the MVA will equal the calculated "MVA Factor" multiplied by the dollar amount of the withdrawal less the Remaining Free Withdrawal Amount. For a partial withdrawal or full surrender from the Fixed Strategy or an Index Strategy that offers Minimum Nonforfeiture Value, the MVA amount applicable will never be larger (either positive or negative) than the amounts described in the "Market Value Adjustment (MVA)" section. See "Market Value Adjustment (MVA)" for an explanation of how the MVA Factor and amount is calculated.

Important Information You Should Consider About the Contract
FEES, EXPENSES, AND ADJUSTMENTS (see "Fee Table" and "Charges and Adjustments")
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Contingent Deferred Sales Charge (or "CDSC") of up to
8%. For example, if the Contract Value is $100,000, a withdrawal taken within six years following the Contract’s issue date could result in a CDSC of up to $8,000. This loss will be greater if there is a negative Daily ISE Percentage, negative MVA, taxes, or tax penalties. See "Contingent Deferred Sales Charges (CDSC)."
● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Market Value Adjustment (or "MVA"), which may be negative. The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the Contract Value withdrawn. For example, for a Contract with a $100,000 investment, a withdrawal taken within six years following the
Contract’s issue date could result in an MVA of up to $100,000. This loss will be greater if there is a negative Daily ISE Percentage, CDSC, taxes, or tax penalties. See "Market
Value Adjustment (MVA)."
● The Daily ISE Percentage is used to calculate the Index Strategy Value for partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including a free look surrender), a transfer under the
Performance Lock feature, Annuitization and Death Benefit payments before the end of a Strategy Term. The maximum potential loss from a negative Daily ISE Percentage is limited to the floor provided by the Protection Level. At the Contract’s minimum Index
Strategy Protection Level of 75%, you could lose up to 25% of your investment during a
Strategy Term due to the Daily ISE Percentage. For example, a maximum loss of up to
25% in Index Strategy Value could occur if you are invested in an Index Strategy with a
75% Protection Level. This loss will be greater if there is a CDSC, negative MVA, taxes, or tax penalties. See "Daily Index Strategy Earnings Percentage (Daily ISE
Percentage)."

Are There Transaction Charges?	No. There are no transaction charges under the Contract.
Are there Ongoing Fees and Expenses?
Yes.

Under the Index Strategies, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Participation Rate less than
100% and/or Strategy Spread. This means that your returns may be lower than the
Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. See "Participation Rate" and "Strategy Spread."

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.

You can lose money by investing in this Contract. If you select an Index Strategy with a 90% Protection Level, you could lose 10% during a Strategy Term due to negative Index Performance. If you select a Strategy with a 95% Protection Level, you could lose 5% during a Strategy Term due to negative Index Performance. If you select a Strategy with a 100% Protection level, you could lose 0% during a Strategy
Term due to negative Index Performance. At the Contract’s minimum Index Strategy
Protection Level of 75%, you could lose 25% during a Strategy Term. See "Principal
Risks."

RISKS
Is This a Short-Term Investment?
No.

● The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the Contract to offer features, pricing, and investment options that encourage long-term ownership. See "Principal Risks."
● If you withdraw money from the Contract within six years following the Contract’s issue date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. In addition, amounts withdrawn before the end of a Strategy Term may result in losses if the Daily ISE Percentage is negative, and the Daily ISE Percentage can be negative even when the Index Performance is positive. See "Principal Risks."
● Withdrawals from an Index Strategy before the end of its Strategy Term will reduce the
Index Strategy Basis in the same proportion that the Index Strategy Value is reduced
(rather than on a dollar-for-dollar basis). The reduction to the Index Strategy Basis will be for the remainder of the Term, and the proportionate reduction may be greater than the dollar amount of the withdrawal. When the Index Strategy Basis is greater than the
Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the
Index Strategy Basis by more than the dollar amount of the withdrawal. See "Index
Strategy Basis."
● At the end of each Strategy Term, the Contract Value will be reallocated according to the
Contract Owner’s instructions. The Contract Owner may: 1) allocate some or all of the
Contract Value in the maturing Strategy to the same Strategy for another Strategy Term
(with the Crediting Factors that we declare for the upcoming Strategy Term), assuming that the Strategy is available for investment; or 2) allocate some or all of the Contract
Value in the maturing Strategy to another Strategy that is available for investment.

If Nationwide does not receive instructions prior to the close of business on a Strategy
Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), the Contract Value in the
maturing Strategy will be allocated to the same Strategy for another Strategy Term, but with the Crediting Factors that Nationwide declares for the upcoming Strategy Term. If the same Strategy is no longer available for investment, the Contract Value allocated to the maturing Strategy will be transferred to the Fixed Strategy for the upcoming Strategy
Term. See "Actions on Strategy Term End Dates."

RISKS
What Are the Risks Associated with the Investment Options?
● Investment in this contract is subject to the risk of poor investment performance of the investment options chosen by the Contract Owner. Each investment option (including the
Fixed Strategy) has its own unique risks. Review the disclosures for the investment options before making an investment decision.
● The Participation Rate may (when less than 100%) and the Strategy Spread will limit positive Index Performance (e.g., limited upside). Additionally, the Participation Rate may
(when greater than 100%) and the Strategy Spread will increase losses when Index
Performance is negative. This may result in the Contract Owner earning less than the
Index Performance. For example:
● Participation Rate. If the Index Performance is 12% at the end of a Strategy Term
and the Participation Rate is 50% and the Strategy Spread is 0%, we will credit 6% at the end of the Strategy Term. If the Index Performance is -4% at the end of a Strategy
Term and the Participation Rate is 150% and the Strategy Spread is 0%, we will credit
-6% at the end of the Strategy Term (subject to the Protection Level).
● Strategy Spread. If the Index Performance at the end of a 1-year Strategy Term is
12% and the Participation Rate is 100% and the Strategy Spread is 2%, we will credit
10% at the end of the Strategy Term. If the Index Performance is -4% at the end of a
1-year Strategy and the Participation Rate is 100% and the Strategy Spread is 2%, we
will credit -6% at the end of the Strategy Term (subject to the Protection Level).
● The Protection Level will limit negative Index Performance (e.g., limited protection in the case of market decline). The Protection Level is presented as a percentage and a higher
Protection Level percentage provides more protection against loss than a lower
Protection Level percentage.
● For example, if the Adjusted Index Performance is -25% and the Protection Level is
90%, we will credit -10% (the amount of negative Index Performance up to the
Protection Level) at the end of the Strategy Term.
● The MSCI EAFE Index, S&P 500® Average Daily Risk Control 10% USD Price Return
Index, and S&P 500® Index are "price return indexes," not "total return indexes," and therefore do not reflect dividends paid on the securities composing the Index. The
BlackRock Select Factor Index and SG Macro Compass Index deduct fees and costs when calculating the Index Value. Price return indexes and the deduction of fees and costs will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

See "Principal Risks."

What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Fixed Strategy), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated in
"Contacting the Service Center" section. See "Principal Risks."

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

● The ability to transfer Contract Value among the Strategies is restricted. Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. Also, except when exercising a Performance Lock, which provides the Contract Owner with a one-
time transfer during a Strategy Term of the full Index Strategy Value to the Fixed
Strategy, Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if Nationwide substitutes an Index during the Strategy Term. A
Performance Lock may result in losses if the Daily ISE Percentage is negative. See
"Index Strategies" and "Performance Lock."
● The Contract Owner may invest in no more than ten Index Strategies at any given time
(the Fixed Strategy does not count towards the maximum number of Index Strategies).
See "Index Strategies."
● An Index Strategy’s Participation Rate and Strategy Spread are declared prior to each
Strategy Term and may be different each Strategy Term (subject to the minimum or maximum guarantees under the Contract). See "Index Strategies."
● Nationwide reserves the right to add or remove any Index Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term. See "Index Strategies."
● Nationwide reserves the right to make Strategies available for investment that use
Indexes other than those currently offered. There is no guarantee that a Strategy using any of the Indexes currently offered will always be available for investment; however, there will always be at least one Index Strategy option available. See "Index Strategies."
● The Index for an Index Strategy generally will not change for the duration of an ongoing
Strategy Term; however, Nationwide reserves the right to substitute the Index during a
Strategy Term under certain conditions and subject to applicable regulatory approvals.
See "Index Strategies."
● If at any time in the future you are not satisfied with the available Strategies, you may choose to withdraw your Strategy Value or surrender your Contract, but you may be subject to a CDSC, an MVA, taxes, and tax penalties, and a negative Daily ISE
Percentage may apply if the surrender or withdrawal is made before the end of a
Strategy Term. See "Index Strategies."
● The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").

Are There Any Restrictions on Contract Benefits?
Yes.

● Performance Lock:
● A Performance Lock can only be exercised when an Index Strategy’s Index Strategy
Value exceeds its Strategy Basis multiplied by its Protection Level.
● Once a Performance Lock is exercised it is irrevocable.
●  For each Index Strategy, the Performance Lock feature may be exercised only once during a Strategy term.
● Only the full Index Strategy Value can be locked-in (no partial lock-ins).

See "Performance Lock."

● When the Annuitant and Co-Annuitant, if applicable, are 75 or younger at application, the Death Benefit is the greater of Contract Value or Purchase Payment reduced by withdrawals. When the Annuitant or Co-Annuitant, if applicable, is greater than age 75, the Death Benefit is the Contract Value. See "Standard Death Benefit."
● Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn
(see "Withdrawals").
● The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
● If the Contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral
● Earnings in the Contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the Contract
Owner reaches age 59½.

See "Appendix C: Contract Types and Tax Information."

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the Contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this Contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this Contract over another investment. See "Distribution, Promotional, and Sales Expenses."

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one. See "Replacements" and "Distribution, Promotional, and
Sales Expenses."

Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay each year when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract depending on the investment options you choose and the features of the Contract. Please refer to the Contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the Contract, surrender or makes withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge[1] ("CDSC") (as a percentage of Contract Value withdrawn)	8%
Range of CDSC over time:
Number of Completed Contract Years	0	1	2	3	4	5	6+
CDSC Percentage	8%	8%	7%	6%	5%	4%	0%

1
The CDSC applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA."
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Daily ISE Percentage Maximum Potential Loss[1] (as a percentage of the Index Strategy Basis)	25%
MVA Maximum Potential Loss[2] (as a percentage of the Index Strategy Basis)	100%

1
The Daily ISE Percentage applies to partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), transfers under the Performance Lock feature, a full surrender (including free look surrenders), Annuitization and Death Benefit payments when calculated before the end of a Strategy Term.
2
The MVA applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA." For Index Strategies with a 100% Protection Level and the Fixed Strategy, the MVA is limited to a value that would result in a full surrender value which is no less than the applicable minimum nonforfeiture value.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
The Contract does not assess any explicit annual contract expenses. However, Nationwide may limit the amount you can earn on the Index Strategies by offering Participation Rates less than 100% and/or by assessing Strategy Spreads. This means your returns may be lower than the Index Performance. In return for accepting this limit on Index Performance, you will receive some protection from Index losses.

Principal Risks
Contract Owners should be aware of the following risks associated with owning the contract:
Risk of Loss
An investment in this Contract is subject to the risk of loss. Each Strategy's defined downside protection, provided by its Protection Level, does not provide complete protection from loss. You may lose money, including a substantial amount of your principal investment and previously credited earnings. Your losses may be significant. At the Contract’s minimum Index Strategy Protection Level of 75%, you could lose up to 25% of your investment during a Strategy Term.

During a Strategy Term, the Index Strategy Value is determined using an estimated present value of what the Index Strategy Value will be on the Strategy Term End Date. This method of calculating the Index Strategy Value could result in a loss during a Strategy Term even when the performance of the Index is positive. There is a risk of a substantial loss of your principal and previously earned Index Strategy Earnings, and the loss is realized if a Death Benefit is processed or if the Contract Owner takes a withdrawal, exercises a Performance Lock, begins Annuitization, or receives the Contract Value under the "Right to Examine and Cancel" provision. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Withdrawals during the first six Contract Years may be subject to a CDSC and MVA which can result in the loss of principal and previously earned Index Strategy Earnings. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to a CDSC or MVA.
Liquidity Risk
The Contract is designed to be a long-term investment, not a short-term investment. Partial withdrawals or a full surrender may be taken at any time prior to the Annuitization Date or death of the Annuitant, but there may be negative consequences for doing so if the withdrawal amount exceeds the Remaining Free Withdrawal Amount. Withdrawals in excess of the Remaining Free Withdrawal Amount may be subject to a CDSC and a negative MVA, which will negatively impact the amount of your withdrawal. See "Market Value Adjustment."
In addition, if amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, payment of the Death Benefit or Annuitization, a loss may result if the Daily ISE Percentage is negative. The maximum potential loss from a negative Daily ISE Percentage is limited to the floor provided by the Protection Level. At the Contract’s minimum Index Strategy Protection Level of 75%, you could lose up to 25% of your investment during a Strategy Term due to the Daily ISE Percentage. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Any partial withdrawal or full surrender may also be subject to a 10% additional federal tax if taken before age 59½. This Contract may not be appropriate if you plan on taking partial withdrawals or a full surrender prior to age 59½.
If you are invested in multiple Strategies at the time that you request a partial withdrawal, you cannot select the specific Strategy(ies) from which the partial withdrawal is to be taken. Your partial withdrawal will be allocated among all of your Strategies so that after the withdrawal is processed, the Strategy Values are allocated in the same proportion as before the withdrawal. This means that when you take a withdrawal you may be required to withdraw money from a Strategy that is performing negatively even if you have other Strategies performing positively at the time of the withdrawal.
Nationwide may defer payment for a partial withdrawal or full surrender under this Contract for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral. There are other circumstances under which Nationwide may delay the payment of partial withdrawals or full surrenders, as described in this prospectus. See "Withdrawals."
It is not possible to take withdrawals or surrender the Contract on or after the Annuitization Date.
Investment Risk
The following describe various investment risks associated with the Contract:
•
When you invest in a Strategy, you have no rights in the Index to which the Strategy is linked. When the Index is a market index, you are not investing in the Index (which is impossible), and you have no rights with respect to the Index, the Index provider, or any aspect of the Index or any companies whose securities comprise the Index. When the Index is a mutual fund, you are not purchasing shares of a fund and you are not a shareholder or beneficial owner in the fund; you have no voting, dividend, liquidation, or other rights that would otherwise be attributed to shareholders or beneficial owners. Actual investment results as a shareholder or beneficial owner of the fund may differ.
•
You will be exposed to the investment risks associated with the Index linked to any Strategy you select. The performance of the Index Strategy will depend (in part) on the performance of its Index. The performance of the Index will be based on changes in the values of the securities or other assets that comprise the Index (in the case of a market index) or in which the Index is invested (in the case of a mutual fund). Such securities and other assets will be subject to a variety of investment risks, many of which are complicated and interrelated. You will be exposed to those risks. These risks may affect capital markets generally, specific market segments, specific issuers, or specific asset types. If you invest in a Strategy that has an Index with higher investment risks, your investment in that Strategy indirectly exposes you to those higher investment risks. The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index Performance may cause you to realize investment losses. Your investment losses may be significant. For a description of particular investment risks to which the Indexes are subject, see "Risks Associated with the Indexes."
•
The historical performance of an Index or an Index Strategy does not guarantee future results. It is impossible to predict whether an Index or an Index Strategy will perform positively or negatively over the course of a Strategy Term.
•
Because the Indexes under the Contract are all comprised of, defined by, or invested in (at least in part) a collection of equity securities, each Index is exposed to market risk and issuer risk. Market risk is the risk that market fluctuations may cause the value of a security or asset to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.
•
Index Performance is calculated by comparing the value of the Index between two specific points in time which means Index Performance may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time.
•
When a Strategy is linked to the performance of a market Index, the Index’s methodology for calculating return may result in lower Index Performance, particularly over the course of time, and may lower a Strategy’s returns. In this regard:
❍
Some Indexes calculate the return on component securities on a "price return" basis. The performance of a price return Index does not reflect any dividends or other distributions paid by component companies. The exclusion of dividends and other distributions results in lower Index Performance.
❍
Some Indexes apply performance drags in the form of regular deductions from the value of the Index. Such deductions are generally intended to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, as such a portfolio would be subject to costs of investing. Performance drags result in lower Index Performance.
❍
Some Indexes are comprised of futures contracts and calculate return on such futures contracts on an "excess return" basis. Excess return calculations do not include any income from collateral associated with investments in futures contracts. The exclusion of collateral return results in lower Index Performance.
❍
Some Indexes are comprised of foreign issuers and include exchange rate methodologies that may lower Index Performance.
❍
The BlackRock Select Factor Index has underlying ETFs. The underlying ETFs are subject to management fees, other expenses, and transaction costs that negatively impact their performance and market prices and, consequently, negatively impact the performance of the Index. These negative impacts on performance are compounded by the performance drag deducted from Index Values as part of the Index's methodology.
•
See "Crediting Factors - Indexes" for additional information and risks related to Index methodologies.
•
When a Strategy is linked to the performance of a mutual fund, the fund’s management fees and other operating expenses, including transaction costs, will negatively impact Index Performance, particularly over the course of time, and will reduce a Strategy’s returns. See "Crediting Factors – Indexes."
•
In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict with certainty the future performance of the markets.
•
Nationwide relies on third-parties who sponsor, administer, or manage the Indexes to provide Nationwide with Index Values which are used to calculate the performance of the Index Strategies. In general, Index Values are to be provided to Nationwide each Business Day. However, there may be short or extended periods of time when Nationwide is not provided Index Values for an Index. This may occur for a variety of reasons that are not within Nationwide’s control, including severe market disruptions. If Nationwide is not provided with an Index Value, it will use the most recent Index Value provided to Nationwide when calculating the performance of the Index Strategies linked to the applicable Index. If Nationwide is provided an Index Value for a prior Business Day for which Nationwide was not originally provided an Index Value, Nationwide will take reasonable steps to recalculate impacted Contract Values and Contract transactions.

Risks Associated with the Indexes
If you allocate money to an Index Strategy for a Strategy Term, the value of your investment will depend in part on the performance of the applicable Index or Indexes. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index (in the case of a market index) or in which the Index is invested (in the case of a mutual fund). The securities and instruments that impact the performance of the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. You will be exposed to those risks. These risks may affect capital markets generally, specific market segments, specific issuers, or specific asset types. If you invest in a Strategy that has an Index with higher investment risks, your investment in that Strategy indirectly exposes you to those higher investment risks.
The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to lose money on your investment in the Contract. The historical performance of an Index or an Index Strategy does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Strategy Term.
Each Index offered under the Contract is exposed to the following risks:
•
Equity Risk. Equity securities (e.g., common stocks) are subject to changes in value. The values of equity securities may be volatile and can be influenced by a number of factors, such as changes in (or perceived changes in) general capital markets, specific market segments, or specific issuers.
•
Issuer Risk. The prices of and the income generated by securities may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
•
Large-Capitalization Company Risk. In general, large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
•
Market Risk. The Index may perform negatively over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of or the income generated by securities or other financial instruments may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, the value of securities or other financial instruments from one country or region may be negatively affected by developments in other countries and regions.
The following describes risks specific to each Index. For detailed descriptions and other important information for each Index, see "Description of the Indexes" and "Appendix D: Additional Index Disclosures."
American Funds® The Growth Fund of America®-Class F-3 (Ticker: GAFFX)
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Growth-Oriented Stock Style Risk. Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

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Income-Oriented Stock Style Risk. The value of and the income produced by common stocks or other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the issuers of such securities.
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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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Mutual Fund Management Risk. Indexes that are mutual funds are managed by the fund’s investment adviser. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
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Mutual Fund Fees and Expenses Risk. Indexes that are mutual funds are subject to management fees and other expenses, including transaction costs, that negatively impact fund performance. The fund’s fees, expenses, and costs are not deducted from your Contract. However, the fund’s fees, expenses, and costs will negatively impact Index Values, particularly over the course of time, and will reduce the Strategy’s returns. A fund’s operating expenses and transaction costs will vary from year-to-year.
Fund fees and expenses, potentially together with the Strategy Spread and Participation Rate under a Strategy, increase your risk of loss, subject to the downside protection provided by the Strategy.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
BlackRock Select Factor Index (Ticker: BSELFCTX)
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Performance Drag. Even though the Index tracks the performance of securities or other financial instruments, it is not an actual portfolio of investments and does not incur the fees or other costs generally associated with managing and owning a portfolio of investments. Nonetheless, in order to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, the Index) includes deductions from the value of the Index as part of its methodology. These deductions negatively impact the performance of the Index. The performance of the Index would be higher if these deductions were not applied.
In addition, the underlying ETFs are subject to management fees, other expenses, and transaction costs that negatively impact their performance and market prices and, consequently, negatively impact the performance of the Index. These negative impacts on performance are compounded by the annualized rate that the Index deducts from its value as part of its methodology.
The drags on Index Values as described above, potentially together with the Strategy Spread and Participation Rate under a Strategy, increase your risk of loss, subject to the downside protection provided by the Strategy.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
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Underlying ETF Risks. The ETFs that underlie the Index are subject to several investment risks. Such risks may adversely affect the ETFs’ performance and, consequently, the performance of the Index.
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Risks Common to the Underlying ETFs. All of the underlying ETFs are subject to "Market Risk" and "Issuer Risk" as described above. In addition, all of the underlying ETFs are subject to the following risks:
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Tracking Error Risk. Each ETF seeks to track the investment results of a specific market index. There is no guarantee that an ETF’s investment results will have a high degree of correlation to the performance of the index that it seeks to track, or that the ETF will achieve its investment objective. Each ETF may be subject to tracking error, which is the divergence of an ETF’s performance from that of the index it seeks to track. This risk may be heightened during times of increased market volatility or other unusual market conditions. Among other reasons, tracking error may result because an ETF incurs fees and expenses while the index does not. Certain ETFs may experience higher tracking error than is typical for ETFs that track a market index.
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Market Trading Risks. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.
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Risks Common to the Underlying Equity ETFs. The underlying equity ETFs are subject to "Equity Risk," "Large-Capitalization Company Risk," and "Mid- or Small-Capitalization Company Risk" as described above.
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Risks Common to the Underlying Fixed Income ETFs. The underlying fixed income ETFs are subject to "Debt Risk," "Government Bond Risk," and "U.S. Government Securities Risk," as described above.
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Risks Specific to Particular Underlying ETFs
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iShares MSCI USA Value Factor ETF – Value Securities Risk. This ETF primarily invests in stocks deemed to be undervalued. Stocks that are perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Value securities have generally performed better than non-value securities during periods of economic recovery (although there is no assurance that they will continue to do so). Value securities may go in and out of favor over time.
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iShares MSCI USA Momentum Factor ETF – Momentum Securities Risk. This ETF primarily invests in stocks that are deemed to exhibit relatively higher price momentum characteristics (i.e., stocks exhibiting strong recent price trends). Stocks that previously exhibited high momentum characteristics may not experience positive momentum in the future or may experience more volatility than the market as a whole.
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iShares MSCI USA Quality Factor ETF – Quality Stock Risk. This ETF primarily invests in stocks that are deemed to have quality characteristics identified through certain fundamental metrics. Even if a stock is deemed to be a quality stock, there is no guarantee that the past performance of that stock will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns. Many factors can affect a stock's quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
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iShares MSCI USA Size Factor ETF – Low Size Securities Risk. From a defined universe of large- and mid-capitalization companies, this ETF emphasizes investments in stocks with relatively smaller average market capitalization. Relative to the larger companies within the investable universe, stocks of such smaller companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.
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iShares MSCI USA Min Vol Factor ETF – Volatility Risk. This ETF emphasizes investments in U.S. equities that, in the aggregate, are deemed to have lower volatility characteristics relative to the broader U.S. equity market. There is no guarantee that such securities will be any less volatile than the market as a whole or any other stocks, and could be more volatile. The ETF may experience more than minimum volatility.

J.P. Morgan Mozaic IISM Index (Ticker: JMOZAIC2)
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Commodities Risk. The performance of commodity investments can be extremely volatile and unpredictable. Prices of commodities are primarily affected by global supply and demand, but they are also significantly influenced by, among other factors, speculative actions, currency exchange rates, governmental programs and policies, national and international political and economic events, changes in interest and exchange rates, trading activities, and sudden disruptions in supply.
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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Momentum Risk. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. However, there is no guarantee that recent trends in returns will continue in the future. Momentum investing may not perform well in markets characterized by short-term volatility.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity.

Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
MSCI EAFE Index (Ticker: MXEA)
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.
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Mid- or Small-Capitalization Company Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. All of the risks associated with mid-capitalization companies are magnified with respect to small-capitalization companies.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
NYSE® Zebra Edge® Index (Ticker: ZEDGENY)
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.
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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.

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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
SG Macro Compass Index (Ticker: SGMACRO)
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Commodities Risk. The performance of commodity investments can be extremely volatile and unpredictable. Prices of commodities are primarily affected by global supply and demand, but they are also significantly influenced by, among other factors, speculative actions, currency exchange rates, governmental programs and policies, national and international political and economic events, changes in interest and exchange rates, trading activities, and sudden disruptions in supply.
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Debt Risk. The prices of and the income generated by debt instruments, such as bonds or other fixed income assets, may be affected by factors such as interest rates, maturities, and credit quality. Rising interest rates will generally cause the prices of debt instruments to fall. Also, when interest rates rise, issuers of debt instruments that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance, causing the average life of such instruments to extend. A general change in interest rates may cause investors to sell debt instruments on a large scale, which could also adversely affect the price and liquidity of debt instruments. Falling interest rates may cause an issuer to redeem, call, or refinance a debt instrument before its stated maturity, which may result in lower yield. Longer maturity debt instruments generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt instruments.
Debt instruments are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt instrument will fail to make timely payments of principal or interest and will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default could cause the value of a debt instrument to decrease significantly. Lower quality debt instruments generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt instruments. Credit risk is gauged, in part, by the credit ratings of issuers and debt instruments. However, ratings are only the opinions of rating agencies or other credit analysists and are not guarantees as to credit quality or an evaluation of market risk.
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Fixed Income Risk. Fixed income instruments (e.g., bonds) are subject to investment risks such as interest rate risk (i.e., negative fluctuations in market value due to changes in interest rates) and credit risk (i.e., the risk of default by the obligors). The market price of a fixed income instrument can be volatile and influenced by a number of factors, particularly its duration, yield as compared to current market interest rates, and the actual or perceived credit quality of the issuer.
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Futures Risk. A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset or commodity, or based on the performance of a fund, index, or financial instrument, at a specified future date. The price of a futures contract reflects the expected value of the referenced investment in the future, whereas the spot price reflects the immediate value of the investment. A variety of factors can lead to a disparity between the expected future price and the spot price at a given point in time. In addition, futures markets are subject to disruptions due to various factors, including lack of liquidity, participation of speculators, and government regulation and intervention. There may be an increased risk of prolonged disruptions to futures markets during geopolitical or military conflict. Such disruptions may adversely impact the performance of the Index or the calculation or availability of Index Values. Futures contracts are subject to the risk of default by obligors. These factors and others can cause the price of futures contracts to be volatile. Futures contracts may be subject to legal and regulatory uncertainty, particularly futures contracts that are not traded on regulated exchanges.
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Government Bond Risk. The prices of government bonds are significantly influenced by the creditworthiness of the governments that issue them. Any decline or perceived decline in a government’s creditworthiness, as a result of a credit rating downgrade or otherwise, may cause the prices of that government’s bonds to fall, perhaps significantly, and may cause increased volatility in local or global credit markets. In recent years, U.S. rating agencies have downgraded the creditworthiness and/or assigned negative outlooks to many governments worldwide, including the U.S., U.K., Germany, and Japan, and may do so again in the future.

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Liquidity Risk. Securities and other financial instruments may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid assets may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such assets.
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Market Index Methodology Risk – Currency Conversion. The Index includes a methodology for converting foreign currencies into U.S. dollars. The methodology takes into account conversion costs and/or exchange rates. The conversion of foreign currencies into U.S. dollars may negatively impact the performance of the Index. This risk can be impacted by many factors, such as existing and expected rates of inflation; existing and expected interest rate levels; political, civil, or military unrest; the extent of governmental surpluses or deficits; fiscal and trade policies pursued by governments; and the Index’s specific methodology for currency conversions. Currency exchange rates can be very volatile and can change quickly and unpredictably.
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Market Index Methodology Risk – Leverage. The Index may use leverage as part of its methodology. When the Index is leveraged, its market exposure will be greater than 100%. Depending on the Index’s methodology, an Index may use leverage with respect to all components or only particular components. When an Index is leveraged, any price movements in its leveraged components will result in greater changes in the value of the Index than if the Index were not leveraged. In particular, the use of leverage will magnify any negative performance which, in turn, could adversely affect the value of the Index (perhaps significantly). Leverage may significantly increase an Index’s volatility, even if leverage is being used as part of a volatility control overlay.
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Performance Drag. Even though the Index tracks the performance of securities or other financial instruments, it is not an actual portfolio of investments and does not incur the fees or other costs generally associated with managing and owning a portfolio of investments. Nonetheless, in order to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, the Index and one underlying index, include deductions from the value of the Index as part of its methodology. These deductions negatively impact the performance of the Index. The performance of the Index would be higher if these deductions were not applied.
The drags on Index Values as described above, potentially together with the Strategy Spread and Participation Rate under a Strategy, increase your risk of loss, subject to the downside protection provided by the Strategy.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
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Non-U.S. Securities Risk. Securities and other financial instruments of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities and other financial instruments tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities or instruments are tied economically. These securities or other financial instruments may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities or other financial instruments may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of such securities or instruments. Non-U.S. markets may be more volatile and/or less liquid than those in the United States.
Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement, which could negatively impact liquidity. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
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U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk and debt risk.
S&P 500® Average Daily Risk Control 10% USD Price Return Index (Ticker: SPXAV10P)
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Market Index Methodology Risk – Market Non-Participation. At times, the Index may have less than 100% total market exposure. Any portion of the Index without market exposure will not participate in positive market movements and may not earn any returns. An Index may not have full market exposure because it has a cash component, or an Index may have a methodology that partially reduces or entirely removes the Index’s exposure to a particular market or all markets for a period of time. Market non-participation could cause an Index to miss a potential recovery in the market or in an underlying asset class.
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Market Index Methodology Risk – Volatility Control. The Index includes a volatility control overlay or other volatility contract methodologies. Volatility is a measure of the degree of variation in the returns of an asset over a period of time. If an Index includes a volatility control overlay or other volatility control methodologies, the Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate dramatic changes in the value of the Index. To the extent that an Index reduces its market exposure in response to volatility, the Index will not be fully participating in any growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in market recoveries. There is no guarantee that any volatility control methodology will be successful.
Because volatility control may limit an Index’s participation in rising markets, volatility control may ultimately limit your gains (if any) under a Strategy. In addition, each Strategy already provides limited downside protection in the form of its Protection Level. You should therefore consider whether selecting a Strategy that is linked to an Index that also includes volatility control is consistent with your risk tolerances and investment goals.
Daily Index Strategy Earnings Percentage (Daily ISE Percentage) Risk
A Daily ISE Percentage is calculated separately for each Index Strategy in which Contract Value is allocated. The Daily Index Strategy Earnings Percentage is equal to the greater of the Protection Level minus 100% and the Daily Pre-Protection Level Index Strategy Earnings (ISE) Percentage.
The Daily ISE Percentage is not directly related to the Index Performance (although performance of the Index impacts the Daily Pre-Protection Level ISE Percentage calculation) and the Daily ISE Percentage may be negative even when the performance of the Index is positive.
The Daily ISE Percentage may result in a loss even when the performance of the Index has increased since the beginning of the Strategy Term. The Daily ISE Percentage is used to calculate Index Strategy Earnings during a Strategy Term, and if a Death Benefit is processed or if the Contract Owner takes a withdrawal, exercises a Performance Lock, begins Annuitization before the end of a Strategy Term, or, in some jurisdictions, cancels the Contract pursuant to the "Right to Examine and Cancel" provision, a loss may result if the Daily ISE Percentage is negative.

Limited Growth Potential Risk (Strategy Spread and Participation Rate Risk)
When you invest in a Strategy, the growth (or upside) potential of your investment is not capped, but the Strategy Spread will reduce the upside potential of your investment. In addition, if the Participation Rate is less than 100%, the Participation Rate will also decrease the upside potential of your investment.
As part of the process for calculating Index Strategy Earnings on the Strategy Term End Date, we calculate the Adjusted Index Performance (AIP), which is then used to calculate the Term End Index Strategy Earnings Percentage. The AIP is the percentage gain or loss in the Strategy Value at the end of the Strategy Term, calculated using the Crediting Factors applied to the Index Performance, prior to the application of any Protection Level. See "Index Strategy Earnings." The AIP is the Index Performance after the application of the Strategy Spread and the Participation Rate.
The Strategy Spread represents an annualized percentage rate that, when greater than 0%, always has the effect of reducing the AIP at the end of the term, and indirectly impacts the Daily ISE Percentage.
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When comparing Strategies with Strategy Terms that are the same length and all other Crediting Factors are the same, you should understand that a higher Strategy Spread is always more unfavorable to you than a lower Strategy Spread.
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When determining the maximum impact that a Strategy Spread will have on your Index Performance, multiply the Strategy Spread by the number of years in the Strategy Term (e.g., if the Strategy Spread is 2% and the Strategy Term is 3 years, this will reduce the Index Performance (after it has been multiplied by the Participation Rate) by 6% at the end of the Strategy Term). See the "Strategy Spread" subsection in the "Index Strategies" section.
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When comparing Strategies with Strategy Terms that differ in length, a higher Strategy Spread will always be more unfavorable to you on an annual basis, but the overall impact of a lower Strategy Spread over a multi-year Strategy Term may be more unfavorable to you than the overall impact of a higher Strategy Spread over a shorter Strategy Term.
The Participation Rate represents the proportion of Index Performance that is reflected in the AIP and may have the effect of amplifying or decreasing the Index Performance.
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If the Participation Rate is greater than 100%, there will be more upside potential when the Index Performance is positive but more downside potential when the Index Performance is negative (subject to the amount of downside protection provided by the Strategy’s Protection Level).
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If the Participation Rate is less than 100%, there will be less upside potential when the Index Performance is positive but less downside potential when the Index Performance is negative (subject to the amount of downside protection provided by the Strategy’s Protection Level).
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If the Participation Rate is equal to 100%, the Participation Rate will neither increase nor decrease the Index Performance.
The Participation Rate for a Strategy Term is for the entire term and is not applied on an annual basis.
The Participation Rate and the Strategy Spread may both be applied when calculating gains and losses for each Index Strategy. When a Strategy has both a Participation Rate less than 100% and a Strategy Spread greater than zero, the Participation Rate and Strategy Spread combine to reduce gains when Index Performance is positive. Additionally, when a Strategy has both a Participation Rate greater than 100% and a Strategy Spread greater than zero, the Participation Rate and Strategy Spread combine to increase losses when Index Performance is negative. Application of the Participation Rate and Strategy Spread will not cause the Index Strategy Earnings to drop below the floor protection provided by the Protection Level.
When selecting a Strategy for investment, you should not select a Strategy based on any single Crediting Factor, including the Participation Rate or the Strategy Spread. While one Crediting Factor for a Strategy may be more or less favorable or attractive to you, the other Crediting Factors also impact whether that Strategy is appropriate for you based on your financial needs and goals. You should consult with a financial professional prior to selecting a Strategy for investment.
Reinvestment Risk
Except in the limited circumstances under which we may substitute an Index, the Index, Strategy Term and Protection Level will not change for as long as we offer a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term. The Index Strategies available for a new Strategy Term may have different Crediting Factors, and we may add or remove the Index Strategies offered. You do not have the right to reject any Participation Rate or Strategy Spread that we declare for a future Strategy Term. If you do not wish to invest in any of the Strategies at some point in the future, your only option will be to fully surrender your Contract or annuitize your Contract (subject to limitations). A full surrender may be subject to a CDSC, MVA, a negative Daily ISE Percentage, and may also have negative tax consequences.
The ability to transfer Contract Value among the Strategies is restricted. Except when exercising a Performance Lock, Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if Nationwide substitutes an Index during the Strategy Term, and Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. This restricts the ability to react to changes in market conditions during a Strategy Term other than through withdrawals and by exercising the Performance Lock feature, which also has risks. You should consider whether the inability to reallocate Contract Value at any time is consistent with your financial needs.
In order to transfer Strategy Value from a Strategy on the Strategy Term End Date to another Strategy that is available for investment, Nationwide must receive your transfer request prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date). If Nationwide does not receive the transfer instructions by this time, the Contract Value will remain allocated to the currently elected Strategies using the Crediting Factors applicable for the upcoming Strategy Term. If an Index Strategy is not available for reinvestment, the entire Index Strategy Value allocated to the Index Strategy will be transferred to the Fixed Strategy.
Risk of Changes to Participation Rate and/or Strategy Spread
Except in the limited circumstances under which we may substitute an Index, the Crediting Factors for a Strategy will not change for the duration of an ongoing Strategy Term. Also, except in the limited circumstances under which we may substitute an Index, the Index, Strategy Term and Protection Level will not change for as long as we offer a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term. Other than the guaranteed minimums and maximums associated with a Strategy’s Participation Rate and Strategy Spread, which will not change for the entire time that the Strategy is offered under the Contract, there is no guarantee that a Strategy’s current Participation Rate and Strategy Spread will remain the same while you own the Contract.
You do not have the right to reject any Participation Rate or Strategy Spread that we declare for a future Strategy Term. If you do not wish to invest in any of the Strategies at some point in the future, your only option will be to fully surrender your Contract or annuitize your Contract (subject to limitations). A full surrender may be subject to a CDSC and an MVA. A full surrender may also have negative tax consequences.
You should evaluate whether our ability to change the Participation Rate and Strategy Spread, and your inability to reject such changes, is consistent with your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate for you based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described throughout this prospectus.
Performance Lock Risk
The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. A Performance Lock can only be exercised when an Index Strategy’s Index Strategy Value exceeds its Strategy Basis multiplied by its Protection Level. This means that a Performance Lock is available for an Index Strategy so long as the Daily Pre-Protection Level ISE Percentage is greater than the floor provided by the Protection Level for that Strategy. If a Contract Owner exercises the Performance Lock feature, the Index Strategy Value transferred to the Fixed Strategy will be the Index Strategy Value at the end of the Business Day on which the Performance Lock request is received by Nationwide. If the Performance Lock request is received by Nationwide on a day that is not a Business Day, or after the close of a Business Day, Nationwide will use the next Business Day’s Index Strategy Value. If a Performance Lock is requested but the Index Strategy Value falls below the Strategy Basis multiplied by its Protection Level at the close of the Business Day on which the transfer is to occur, the Performance Lock will not be exercised.
Amounts transferred under the Performance Lock feature from an Index Strategy to the Fixed Strategy before the end of a Strategy Term are subject to a loss if the Daily ISE Percentage is negative.
Once the money is transferred to the Fixed Strategy it cannot be transferred out of the Fixed Strategy until the end of the Fixed Strategy’s Strategy Term (which would be the next Contract Anniversary). A Contract Owner should consider the following risks related to the Performance Lock feature:

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The Performance Lock feature can only be used once during an Index Strategy’s Strategy Term and only the full Index Strategy Value can be transferred. Performance Lock requests for partial amounts of Index Strategy Value will not be accepted. Once a Performance Lock request is received by Nationwide, it may not be revoked.
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Because the Index Strategy Value will not be calculated until the end of the Business Day that the Contract Owner’s Performance Lock request is received, the Contract Owner will not know the Index Strategy Value at the time they decide to lock in that value.
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While a Contract Owner will earn interest in the Fixed Strategy at the Fixed Strategy Rate, once a Performance Lock for an Index Strategy is exercised, the Contract Owner will no longer participate in the Index Strategy’s performance even if the Index Strategy performs positively.
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Nationwide does not provide advice or notify Contract Owners regarding whether they should exercise the Performance Lock feature or the optimal time for doing so, if one exists. Contract Owners bear the risk that they will fail to exercise the Performance Lock at the optimal time during a Strategy Term.
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Contract Owners also bear the risk that they will exercise the Performance Lock at a time during a Strategy Term when they miss out on gains that occur after the Performance Lock, or lock in losses that would not have occurred had the Performance Lock been exercised at a later date or not at all. Nationwide is not responsible for any losses related to a decision whether or not to exercise a Performance Lock. It is impossible to know with certainty whether or not a Performance Lock should be exercised.
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Nationwide is not responsible for any losses related to a decision whether or not to exercise a Performance Lock. It is impossible to know with certainty whether or not a Performance Lock should be exercised.
You may obtain information about your current Index Strategy Value(s) by contacting your financial professional or our Service Center. Because of the risks described herein, you should speak to your financial professional before exercising a Performance Lock.
Index Substitution Risk
The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term. However, Nationwide may substitute the Index during a Strategy Term in limited circumstances. Subject to any applicable regulatory approval, Nationwide may substitute the Index if any of the following events occur: (a) the Index is discontinued, (b) there is a substantial change to the calculation of the Index, (c) Index Values are unavailable, (d) Nationwide’s permission or license to use an Index is revoked, (e) Nationwide is unable to hedge risks associated with the Index, or for any other reason approved by a regulator with jurisdiction over the operation of the Contract. If Nationwide substitutes an Index, the new Index will be similar in composition to the old Index. Nationwide will seek to notify Contract Owners at least 30 days prior to substituting an Index for any Index Strategy in which they are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of Nationwide’s control, Nationwide will provide notice of the substitution as soon as practicable.
A Contract Owner will have no right to reject the substitution of an Index. If Nationwide substitutes the Index for an Index Strategy in which a Contract Owner is invested, unless a Performance Lock is requested, the Contract Owner will not be permitted to transfer the Index Strategy Value until the end of the Strategy Term. See "Reinvestment Risk" above.
If Nationwide substitutes the Index for an Index Strategy, the performance of the new Index may differ significantly from the performance of the old Index. This may negatively affect the Index Strategy Earnings applied to an Index Strategy.
Investment Risk During the Right to Examine Period
Under state insurance laws, a Contract Owner has the right, during a limited period of time, to examine the Contract and decide to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Date of Issue.
If the Contract Owner elects to cancel the Contract pursuant to the free look provision, Nationwide will cancel the Contract and, in most jurisdictions, the Purchase Payment, less any withdrawals from the Contract (including any CDSC, MVA and Daily ISE Percentage applied to those withdrawals, will be refunded. Otherwise, where required by law, Nationwide will return the Contract Value as of the date of the cancellation, less any applicable federal and state income tax withholding. If the Contract Value is returned, there is a risk that the performance of the Index Strategies will decrease the Contract Value during the free look period and the Contract Value will be less than the Purchase Payment.

Nationwide’s Financial Strength and Claims Paying Ability Risk
Nationwide’s general account assets support its obligations under the Contract and are subject to claims by its creditors. As such, guarantees under the Contract are subject to Nationwide’s financial strength and claims-paying ability. There is a risk that Nationwide may default on those guarantees. Contract Owners need to consider Nationwide’s financial strength and claims-paying ability in meeting its guarantees under the Contract.
To request additional information about Nationwide, contact the Service Center.
Cyber Security Risk
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service, attacks on systems or websites and other operational disruptions that could severely impede Nationwide’s ability to conduct its businesses and administer the contract (e.g., calculate Contract Values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI-powered tools.
Cyber-attacks affecting Nationwide, Index providers, intermediaries, and service providers may adversely affect Nationwide and Contract Values. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that Nationwide, its service providers or intermediaries will avoid or readily detect cybersecurity incidents affecting Contract Owners in the future.
In the event that Contract administration or Contract Values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore Contract Values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to Contracts or Contract Values that result from the Contract Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risk
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the contracts. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the contract could be impaired.
Nationwide
The Contract is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is obligated to pay all amounts promised under the Contract, subject to its creditworthiness and claims-paying ability.
Nationwide is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act"). In reliance on that exemption, Nationwide does not file periodic reports that would be otherwise required under the 1934 Act.
The Contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly-owned subsidiary of Nationwide.

Index Strategies
General
An Index Strategy is an investment option under the Contract that credits positive, negative, or zero earnings at the end of a Strategy Term based, in part, on the performance of an Index , and is subject to certain Crediting Factors that impact the gains and losses under the Index Strategy. Nationwide calculates a separate Index Strategy Value for each Index Strategy that has Contract Value allocated to it. An investment in an Index Strategy is not an investment in the Index or any mutual fund. The Contract Owner can lose a significant amount of money if the Index declines in value. If amounts are removed from an Index Strategy prior to the end of a Strategy Term, the Contract Owner could lose a significant amount of money due to the Daily ISE Percentage calculation.
The Contract Owner may allocate Contract Value to no more than ten Index Strategies. The Fixed Strategy is not considered an Index Strategy for purposes of the maximum number of Index Strategies. If the Contract Owner is simultaneously invested in the same Index Strategy for Strategy Terms that began on different dates, those investments are considered separate Index Strategies for purposes of determining the maximum number of Index Strategies.
Nationwide reserves the right to add or remove any Index Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term. An Index Strategy’s Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term, subject to guaranteed minimums and maximums. The Index Strategies available for election may be different for newly issued Contracts than for existing Contracts or for Contracts with different issue dates.
Information regarding the features of each currently offered Index Strategy, including (i) the Index name; (ii) the Index type; (iii) its Strategy Term; (iv) its Protection Level; and (v) its guaranteed minimum Participation Rate and guaranteed maximum Strategy Spread, is available in "Appendix A: Investment Options Available Under the Contract."
Crediting Factors
Each Strategy has Crediting Factors that serve different purposes and impact your investment differently. We use the Crediting Factors to calculate the Index Strategy Earnings for each Strategy. Each Strategy has the following five Crediting Factors:
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Index;
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Strategy Term;
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Protection Level;
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Participation Rate; and
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Strategy Spread
The table below briefly summarizes how the various Crediting Factors impact a Strategy
Index	The market index or mutual fund to which the Strategy is linked
Strategy Term	The duration of the Strategy in years
Protection Level	A factor in the Strategy’s defined downside protection. A higher Protection Level means a higher amount of downside protection. A lower Protection Level means a lower amount of downside protection.
Participation Rate
A factor that amplifies or dampens the Strategy’s performance compared to the Index Performance. A higher Participation Rate means greater upside potential but also greater downside potential (subject to the downside protection). A lower Participation Rate means less upside potential but also less downside potential (also subject to the downside protection). For example, if Index Performance is -5%, a
Participation Rate of 150% would amplify the loss to -7.5% (subject to the downside protection).
Conversely, if Index Performance is 5%, a Participation Rate of 50% would dampen the gain to 2.5%.

Strategy Spread
A factor used as a deduction in calculating a Strategy’s performance. In general, a higher Strategy
Spread will reduce a Strategy’s performance more than a lower Strategy Spread (also subject to the downside protection). For example, if Index Performance after applying the applicable Participation Rate is -5% for a 1-year Strategy Term, a Strategy Spread of 2% would amplify the loss to -7% (subject to the downside protection). Conversely, if the if Index Performance after applying the applicable Participation
Rate is 5% for a 1-year Strategy Term, a Strategy Spread of 2% would dampen the gain to 3%.

When selecting a Strategy for investment, you should not select a Strategy based on any single Crediting Factor in isolation. While one Crediting Factor for a Strategy may be more or less favorable or attractive to you, the other Crediting Factors also impact whether that Strategy is appropriate for you based on your financial needs and goals. You should consult with a financial professional prior to selecting a Strategy for investment.
Except in the limited circumstances under which we may substitute an Index (see "Indexes" below), the Crediting Factors for a Strategy will not change for the duration of a given Strategy Term. The Index, Strategy Term and Protection Level will not change for as long as we continue offering a Strategy. However, the Participation Rate and Strategy Spread may change from Strategy Term to Strategy Term, subject to guaranteed minimums and maximums. More specifically:
•
For those Strategies that are available for initial investment under your Contract on the Date of Issue, their Crediting Factors (as well as any associated guaranteed minimums and maximums) will be described in your Contract.
•
For any new Strategies that we make available for investment under your Contract after the Date of Issue, their Crediting Factors (as well as any associated guaranteed minimums and maximums) will be declared by us at least 30 days prior to the beginning of their first Strategy Terms.
•
For all Strategies, after their first Strategy Terms, we will declare their Participation Rates and Strategy Spreads at least 30 days prior to the beginning of an upcoming Strategy Term, subject to their associated guaranteed minimums and maximums.
A Strategy’s Participation Rate and Strategy Spread for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
The remainder of this section provides information about the Crediting Factors and the purposes that they serve under the Contract.
Index
The Index Performance is determined by the Index linked to each Index Strategy. The performance of an Index Strategy will therefore depend on the performance of a particular market index or mutual fund, as applicable, over the course of a Strategy Term.
The Indexes under the Contract provide exposure to different markets and asset classes, all of which may perform differently compared to each other and during different time periods. When we calculate Index Strategy Earnings, if the Index Performance is negative, you will lose money under your Contract unless the Strategy’s downside protection protects you from the loss. When the Index Performance is positive, a loss may still occur under your Contract.
The Index Performance is calculated on a point-to-point basis, which is done by comparing the Index Value of the Index on the first day of the Strategy Term to the Index Value of the Index on a specific future date during the Strategy Term. Because we calculate Index Performance on the Strategy Term End Date by comparing the value of the Index between two specific points in time (i.e., the start and end of the Strategy Term), Index Performance may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Strategies with Strategy Terms longer than one year.
The Contract currently offers Index Strategies with the following Indexes:
Market Indices
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BlackRock Select Factor Index
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J.P. Morgan Mozaic IISM Index
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MSCI EAFE Index*
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NYSE® Zebra Edge® Index
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SG Macro Compass Index
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S&P 500® Average Daily Risk Control 10% USD Price Return Index*
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S&P 500® Index*
Mutual Funds**
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American Funds® The Growth Fund of America®-Class F-3***
*This is a price return index.

**The mutual funds serve as Indexes. If you select a mutual fund-linked Index Strategy for investment, you are not purchasing shares of a fund and you are not a shareholder or beneficial owner in the fund; you will not have any rights that would otherwise be attributed to shareholders or beneficial owners of a mutual fund. Actual investment results as a shareholder or beneficial owner of the fund may differ. Note: The Contract is not a variable annuity under the federal securities laws.
***The Index Value reflects the mutual fund’s total return.
Nationwide reserves the right to add or remove any Index in the future. There is no guarantee that an Index Strategy using any of the Indexes listed above will always be available for investment. The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term, except as described under the "Index Substitution During a Strategy Term" section.
When a Strategy is linked to the performance of a market index, the Index’s methodology for calculating return may negatively impact Index Performance, particularly over the course of time, and may lower a Strategy’s returns. In this regard:
•
Some Indexes calculate the return on component securities on a "price return" basis. The performance of a price return Index does not reflect any dividends or other distributions paid by component companies. The exclusion of dividends and other distributions may negatively impact Index Performance.
•
Some Indexes apply performance drags in the form of regular deductions from the value of the Index. Such deductions are generally intended to more closely align the performance of the Index with the performance of a managed portfolio that takes similar positions as the Index, as such a portfolio would be subject to costs of investing. Performance drags result in reduced Index Performance.
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Some Indexes are comprised of futures contracts and calculate return on such futures contracts on an "excess return" basis. Excess return calculations do not include any income from collateral associated with investments in futures contracts. The exclusion of collateral return reduces Index Performance.
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Some Indexes are comprised of foreign issuers and include exchange rate methodologies that may negatively impact Index Performance.
•
The BlackRock Select Factor Index has exposure to underlying ETFs. The underlying ETFs are subject to management fees, other expenses, and transaction costs that negatively impact their performance and market prices and, consequently, negatively impact the performance of the Index. These negative impacts on performance are compounded by the performance drag deducted from Index Values as part of the Index’s methodology.
When a Strategy is linked to the performance of a mutual fund, the fund’s management fees and other operating expenses, including transaction costs, will negatively impact Index Performance, particularly over the course of time, and will reduce a Strategy’s returns.
See "Additional Index Information" for more information on the Indexes.
Description of the Indexes
Provided below is a description of each Index. You may obtain additional information about any Index, including information about its components/holdings, performance, and methodologies/strategies, and similar information about any ETFs or other indexes that underlie an Index, by contacting your financial professional or our Service Center. The Index Strategies are not investments in an Index. You do not acquire any ownership interest or any rights in any Index when you purchase the Contract or select an Index Strategy.
See "Principal Risks" for the risks associated with each Index.
American Funds® The Growth Fund of America®-Class F-3 (Ticker: GAFFX)
Investment Objective
The investment objective of the American Funds® The Growth Fund of America®-Class F-3 is to provide growth of capital.
Principal Investment Strategies
The American Funds® The Growth Fund of America®-Class F-3 invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.
The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
Investment Adviser
Capital Research and Management Company (CRMC). CRMC is not affiliated with Nationwide.
Calculation of Index Values
Index Values for the American Funds® The Growth Fund of America®-Class F-3 will be reported to Nationwide by the fund’s investment adviser. Index Values will be calculated on a total return basis, reflecting the fund’s net asset value per share (Class F-3) and reinvestment of dividends and other distributions.
Fees and Expenses
The American Funds® The Growth Fund of America®-Class F-3 is subject to management fees and other operating expenses. Class F-3 shares are not subject to distribution and/or service (12b-1) fees. The total annual fund operating expenses for Class F-3 shares were 0.29% as of the prospectus dated November 1, 2025. The fund also pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses, affect the fund’s investment results. During the fund’s fiscal year ended August 31, 2025, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
The fees, expenses, and costs of the American Funds® The Growth Fund of America®-Class F-3 are not deducted from your Contract. However, if you select a Strategy linked to the American Funds® The Growth Fund of America®-Class F-3, the fund’s fees, expenses, and costs will negatively impact Index Values, particularly over the course of time, and will reduce the Strategy’s returns.
Additional Information
Additional information about the American Funds® The Growth Fund of America®-Class F-3 is available on the SEC’s website at www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the American Funds® The Growth Fund of America®-Class F-3 is 002-14728, Class Id. C000180003. Please note that such information is not prepared by Nationwide and is generally intended for shareholders. You will not be a shareholder or beneficial owner of the American Funds® The Growth Fund of America®-Class F-3 by investing in a Strategy linked to the American Funds® The Growth Fund of America®-Class F-3. Actual investment results as a shareholder or beneficial owner of the fund may differ. You may also request additional information about the American Funds® The Growth Fund of America®-Class F-3 from Nationwide or your financial professional.
BlackRock Select Factor Index (Ticker: BSELFCTX)
Summary
The BlackRock Select Factor Index is designed to provide diversified, multi-asset exposure, while seeking to maintain a target volatility. The Index has dynamic exposure (as discussed further below) to up to eight ETFs that are actively traded on a U.S. stock exchange (NYSE Arca), including up to five ETFs that invest in equities ("Equity ETFs"), up to two ETFs that invest in fixed income instruments ("Fixed Income ETFs"), and up to one ETF against which the Index may take a short position ("Hedged ETF") in order to partially hedge its exposure to equity markets. The Index also has a cash constituent.
Each Equity ETF tracked by the Index emphasizes one of the following equity strategies:
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Value – Stocks with lower valuations based on fundamentals
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Momentum – Stocks exhibiting strong recent price trends
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Quality – Stocks with strong and stable balance sheets
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Size – Stocks of relatively smaller, more nimble companies
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Minimum Volatility – Stocks with lower levels of historical volatility

Each Fixed Income ETF tracked by the Index primarily invests in U.S. Treasury obligations, one investing in short-term bonds and the other investing in long-term bonds.
The Index is considered to be "dynamic" because the Index adjusts its market exposures in response to changing market conditions. All such adjustments are performed pursuant to a rules-based methodology. The Index adjusts its market exposures primarily by changing the target weightings of the ETFs that the Index tracks. In general, when markets are volatile, the Index reduces its exposure to the U.S. equity market (generally by reducing the target weightings of the Equity ETFs) and shifts its fixed income exposure from short-term bonds to long-term bonds (by changing the target weightings among the Fixed Income ETFs). Conversely, when markets are more favorable, the Index increases its exposure to the U.S. equity market (generally by increasing the target weightings of the Equity ETFs) and shifts its fixed income exposure from long-term bonds to short-term bonds (by changing the target weightings among the Fixed Income ETFs). Similarly, the Index may adjust the weighting of its short position on the Hedged ETF or the cash component in response to changing market conditions.
The performance of the Index reflects the reinvestment of ETF dividends back into the Index after the close of trading on the ex-dividend date. Return generated from the Index’s exposure to cash is included in the return of the Index.
Blackrock Index Services, LLC ("BIS") is the index provider for this Index. BIS is not affiliated with Nationwide.
Underlying ETFs
General
BlackRock Fund Advisors ("BFA") serves as the investment adviser for each underlying ETF. Each ETF seeks to track the investment results of a particular market index. BFA uses a representative sampling indexing strategy to manage each ETF. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the applicable market index.
BFA is not affiliated with either Nationwide or the index providers for the ETFs’ underlying indexes. Nor is Nationwide affiliated with any of the index providers for the ETFs’ underlying indexes. BFA and BIS are affiliates.
Information about the Equity ETFs
Provided below is a brief description of the five Equity ETFs. Each Equity ETF seeks to track the investment results of a variant index of the MSCI USA Index. MSCI Inc. is the index provider for the MSCI USA Index and the variant indexes.
The MSCI USA Index is a weighted index that includes U.S. large- and mid- capitalization stocks, as defined by MSCI Inc. As of February 28, 2025, the MSCI USA Index had 589 component companies with a capitalization range (from largest to smallest) of approximately $3.7 trillion to $4.3 billion. The stocks included in each variant index are selected from the stocks included in the broader MSCI USA Index (except for the variant MSCI USA Low Size Index, which includes all the stocks from the MSCI USA Index, as discussed further below).
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iShares MSCI USA Momentum Factor ETF: This ETF seeks to track the investment results of the MSCI USA Momentum SR Variant Index, a weighted index composed of stocks exhibiting relatively higher price momentum characteristics. In general, momentum stocks are stocks that exhibit strong recent price trends. The MSCI USA Momentum SR Variant Index selects stocks based on the stocks’ momentum scores. MSCI Inc. calculates momentum scores by analyzing the stocks’ excess returns and deviations in weekly returns over historical periods
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iShares MSCI USA Quality Factor ETF: This ETF seeks to track the investment results of the MSCI USA Sector Neutral Quality Index, a weighted index composed of stocks with quality characteristics as identified through certain fundamental metrics. The MSCI USA Sector Neutral Quality Index selects stocks that exhibit certain higher quality characteristics (i.e., high return on equity, low earnings variability, and low leverage) relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector.
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iShares MSCI USA Size Factor ETF: This ETF seeks to track the investment results of the MSCI USA Low Size Index, a weighted index that emphasizes relatively smaller average market capitalizations within the capitalization range of the MSCI USA Index. The MSCI USA Low Size Index includes all stocks in the MSCI USA Index, and is therefore comprised of only large- and mid-capitalization stocks. However, the MSCI USA Low Size Index reweights the stocks such that the weightings of the companies on the lower end of the capitalization range are greater than the companies on the higher end of the capitalization range.
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iShares MSCI USA Min Vol Factor ETF: This ETF seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, a weighted index composed of stocks that, in the aggregate, have lower volatility characteristics relative to the U.S. large- and mid-cap equity market. The MSCI USA Minimum Volatility (USD) Index selects stocks using a rules-based methodology that is designed to construct a portfolio with the lowest absolute volatility. "Lowest absolute volatility" is measured by MSCI Inc. using a multi-factor risk model and an optimization tool that aims to determine the least volatile index composition based on the projected market risk of the securities in the MSCI USA Index and certain weighting constraints.
Information about the Fixed Income ETFs
Provided below is a brief description of the two Fixed Income ETFs. Each Fixed Income ETF seeks to track the investment results of an index that measures the performance of public obligations of the U.S. Treasury within a range of remaining maturities. The index provider for these indexes is ICE Data Indices, LLC or its affiliates.
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iShares 1-3 Year Treasury Bond ETF: This ETF seeks to track the investment results of the ICE U.S. Treasury 1-3 Year Bond Index, which is composed of U.S. Treasury bonds with remaining maturities between one and three years
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iShares 20+ Year Treasury Bond ETF: This ETF seeks to track the investment results of the ICE U.S. Treasury 20+ Year Bond Index, which is composed of U.S. Treasury bonds with remaining maturities greater than 20 years.
Information about the Hedged ETF
As discussed under "Volatility Control" immediately below, the Index may partially hedge its exposure to the U.S. equity market by taking a short position against the iShares Core S&P 500® ETF. This ETF seeks to track the investment results of the S&P 500® Index. Please see the description of the S&P 500® Index later in this section for information about that index.
The Index creates this short position by assigning a negative weighting to the Hedged ETF within the Index’s equity allocation.
In general, when the Hedged ETF is negatively weighted within the Index’s equity allocation:
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The value of the Index’s equity position will be lower when the Hedged ETF performs positively, and
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The value of the Index’s equity position will be higher when the Hedged ETF performs negatively.
The impact on the value of the Index’s equity position will be proportionate to the Hedged ETF’s negative weighting. In the most defensive market state, the negative weighting is set to a target weight of -50%. In a neutral market state, the negative weighting is set to a target weight of -33.33%. In an aggressive market state, the negative weighting is set to a target weight of 0%. To the extent that the target weighting is less than 0%, this Index will not be fully participating in any equity market growth.
Volatility Control
The Index seeks to maintain a target annualized volatility of 5%. In accordance with its rules, the Index may manage volatility by dynamically adjusting the target weightings of (i) the Equity ETFs and Fixed Income ETFs, (ii) the cash component, and (iii) the short position against the Hedged ETF as discussed in this section. Depending on market conditions, the Index’s target weighting for its cash component may be greater than its target weightings for its other components.
Weighting and Rebalancing
On a monthly basis, as part of the Index’s dynamic adjustments, the Index computes the target weightings of the Equity ETFs based on its rule-based methodology reflecting factors such as (i) the current stage of the economic cycle (i.e., contraction, expansion, recovery, or slowdown), (ii) the extent to which an Equity ETF offers attractive value (based on market prices of underlying stocks) relative to underlying fundamentals (based on financial reporting metrics of constituent companies); and (iii) the extent to which daily adjusted returns demonstrate above-market price momentum. Any changes to the Equity ETFs’ target weightings are introduced in equal increments over a rebalancing period that generally extends for 10 business days.
On a daily basis, the Index uses market signals derived from the high-yield bond market to compute the target weightings of the Fixed Income ETFs and the Index’s short position against the Hedged ETF. Changes to these target weightings are introduced in equal increments over a period that generally extends for 5 business days. The Index also uses these market signals to maintain the Index’s volatility control overlay on a daily basis. The resulting adjustments for the volatility control overlay are implemented with a one business day lag.
Performance Drag

The performance of the Index reflects the deduction of (i) a rate equal to the effective federal funds rate (i.e., a rate that banks pay when borrowing funds from each other); and (ii) an additional annualized rate of 0.50%. The effective federal funds rate deduction is applied at the Index level, while the additional 0.50% rate deduction is applied only to ETF positions having positive weight in the Index. As of February 2, 2026, the effective federal funds rate was 3.64%. The effective federal funds rate changes over time. This deduction negatively impacts the performance of the Index, and the performance of the Index would be higher if this deduction was not applied. In addition, the underlying ETFs are subject to management fees, other expenses, and transaction costs, which reduce the Index’s returns.
Exclusive Licensing
Use of the Index in connection with annuity contracts has been exclusively licensed to Nationwide. The exclusive licensing agreement automatically renews annually on or about May 1, unless terminated by the parties. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
J.P. Morgan Mozaic IISM Index (Ticker: JMOZAIC2)
Summary
The J.P. Morgan Mozaic IISM Index provides exposure to the performance of futures contracts referencing a diversified group of equities, fixed income assets, and commodities. The Index generally includes nine components selected on a monthly basis from a defined universe of 15 potential components. The Index emphasizes high momentum (i.e., positive trends in the returns) when selecting and weighting its components. The Index also targets a level volatility.
A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset at a specified future date. The market value of a futures contract is affected by the price or value of the underlying asset referenced by the contract. In general, although the value of a futures contract may or may not track the price or value of the referenced asset, as the price or value of the referenced asset rises (or falls), the market value of the futures contract will generally rise (or fall). The Index, through its exposure to its potential constituents (which include indexes that track commodity futures), is currently exposed solely to futures contracts that are traded on regulated futures exchanges, but the Index may in the future be exposed to over-the-counter contracts traded through facilities that are subject to lesser degrees of regulation or no substantive regulation.
Returns from investing in futures contracts are generally derived from three sources: (a) changes in the price of the relevant futures contracts (which is known as the "price return"); (b) any profit or loss realized when replacing the relevant futures contract as it reaches its expiration date with a similar futures contract that has a later expiration date (which is known as the "roll return,"); and (c) any interest earned on the cash deposited as collateral for the purchase of the relevant futures contracts (which is known as the "collateral return"). The Index, which is an "excess return index," measures the "price return" and "roll return" associated with an investment in uncollateralized future contracts. In contrast, a "total return" index would also measure the "collateral return" as well as the "price return" and "roll return."
J.P. Morgan Securities plc ("JPMS plc") is the index provider. JPMS plc is not affiliated with Nationwide.
Possible Index Components
Described below are the Index’s possible equity, fixed income, and commodities components.
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Equity Components. The possible equity components are futures contracts that provide exposure to the performance of equity indexes. There are six possible equity components, each represented by futures contracts referencing the:
(1)
S&P 500® Index (comprised of large-capitalization U.S. companies);
(2)
Nasdaq-100 Index® (comprised of large-capitalization non-financial U.S. and foreign companies traded on The Nasdaq Stock Market);
(3)
Russell 2000® Index (comprised of small-capitalization U.S. companies);
(4)
DAX® Index (comprised of large-capitalization companies traded on the Frankfurt Stock Exchange);
(5)
FTSE® 100 Index (comprised of large-capitalization companies traded on the London Stock Exchange); or

(6)
Tokyo Stock Price Index (TOPIX®) (comprised of large-capitalization companies traded on the Tokyo Stock Exchange).
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Fixed Income Components. The possible fixed income components are futures contracts that provide exposure to the performance of U.S and foreign government bonds. There are six possible fixed income components, each represented by futures contracts referencing a particular group of bonds. The six referenced groups of bonds are:
(1)
Short-term U.S. Treasury notes (i.e., notes issued by the U.S. government);
(2)
Medium-term U.S. Treasury notes;
(3)
Long-term U.S. Treasury notes;
(4)
Euro Bunds (bonds issued by the German federal government);
(5)
Gilts (bonds issued by the U.K. government); and
(6)
JBGs bonds issued by the Japanese government).
The Index’s exposure to fixed income components may be greater, perhaps significantly greater, than its exposure to equity or commodities components. If the Index has greater exposure to fixed income components, a change in the value of the Index’s fixed income futures contracts may have a greater impact on the Index’s return than a change in the value of the Index’s equity or commodities components.
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Commodities Components. The possible commodities components are indexes that track the performance of futures contracts referencing commodities in the energy, industrial metal, and precious metal sectors. There are three possible commodities components. The three underlying indexes are:
(1)
Bloomberg Energy SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM);
(2)
Bloomberg Industrial Metals SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM); and
(3)
Bloomberg Precious Metals SubindexSM (comprised of futures referencing the commodities included in the relevant sector within the Bloomberg Commodity IndexSM).
The index provider for these indexes is Bloomberg Index Services Limited. Bloomberg Index Services Limited is not affiliated with JPMS plc or Nationwide.
Volatility Control
The Index seeks to maintain a target annualized volatility of 4.2%. In general, when assigning a weight to a selected component as discussed under "Weighting and Rebalancing" below, if the recent volatility (calculated as the highest annualized volatility observed over 22, 65 and 130 day periods) of the selected component is greater than the target volatility, the component will be assigned a lesser weight within the Index. Conversely, if the recent volatility of a selected component is less than the target volatility, the component will be assigned a greater weight within the Index. During periods of high volatility, the total weight of the Index’s components may be lower than 100%. A total weight of less than 100% means that the Index is partially uninvested.
The Index also includes an "exposure flattening" feature. If on any day the Index’s overall weekly return on a rolling basis is less than -3%, the Index progressively decreases its overall market exposure to 0% (i.e., completely uninvested). After five weekdays, the Index will restore its market exposures by progressively increasing its exposure to each component until that exposure has been fully restored, subject to the initiation of further exposure flattening.
Leverage
The Index may be subject to increased volatility due to the potential use of significant leverage. The Index may use leverage to increase return from its components or manage volatility in accordance with its rule-based methodology. When the Index uses leverage, the total weight of the Index components will be greater than 100%, up to a maximum of 300%. The Index’s individual fixed income components can be significantly leveraged, with maximum weights ranging from 45% up to 250%. By comparison, no individual equity or commodity component can represent more than 15% in total weight. In general, the Index is most likely to use leverage when recent volatility is lower than the target volatility.
Weighting and Rebalancing

The Index utilizes a rules-based methodology based on momentum and target volatility to select, weight, and rebalance its components. On a monthly basis, the Index selects for inclusion the nine components with the highest performance over the previous six-month period and then assigns weights to those components based on recent volatility and the Index’s target volatility, all subject to the Index’s rules-based constraints (such as weight caps on individual components and total weight). The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period, determined separately for each component. The Index may provide exposure to more or fewer than nine components while it is being rebalanced each month. Depending on recent volatility, it is possible that fewer than nine components could be selected for inclusion.
Exclusive Licensing
Use of the Index in connection with annuity contracts has been exclusively licensed to Nationwide. The exclusivity term under the licensing agreement will expire on December 31, 2025, unless terminated earlier by J.P. Morgan Securities LLC or extended by the parties. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
MSCI EAFE Index (Ticker: MXEA)
The MSCI EAFE Index is designed to represent the performance of common stocks of large- and mid-capitalization companies across 21 developed markets, including countries in Europe, Australasia, and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions and market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. As of February 27, 2026, the Index had a capitalization range (from largest to smallest) of approximately $565.24 billion to $2.16 billion.
The Index is a price return index and does not include dividends declared by any of the companies in the Index.
The index provider for this Index is MSCI Inc. MSCI Inc. is not affiliated with Nationwide.
NYSE® Zebra Edge® Index (Ticker: ZEDGENY)
General
The NYSE® Zebra Edge® Index is an equally-weighted index that uses a rules-based, contrarian methodology. The Index selects stocks from the NYSE® U.S. Large Cap Equal Weight IndexTM, which is comprised of large-capitalization companies. As of March 1, 2025, the NYSE® U.S. Large Cap Equal Weight IndexTM had a capitalization range (from largest to smallest) of approximately $3.8 trillion to $10 billion.
The Index favors "cool" stocks over "hot" stocks. Cool stocks are stocks that have experienced lower trading frequency over the last two years and lower volatility over the last three months and one year. Hot stocks are stocks that have experienced the highest trading frequency over the last two years and the highest volatility over the last three months and one year.
The index provider for this Index is ICE Data Indices, LLC. ICE Data Indices, LLC is not affiliated with Nationwide.
Construction
The Index is reconstructed on a quarterly basis. From the universe of 500 stocks in the NYSE® U.S. Large Cap Equal Weight IndexTM, the Index removes the 150 most popular names and the 250 most long- and short-term volatile names. The remaining stocks are selected and weighted equally within the Index. The equity portion of this Index rebalances quarterly on the last day of trading in February, May, August, and November.
Volatility Control
To mitigate the effects of volatility on returns, the Index uses a risk control process. Rebalancing under the risk control process occurs daily. If recent volatility in the Index’s equity exposure exceeds 5%, the Index moves a portion of its equity allocation to U.S. Treasury futures. If recent volatility in the Index’s total exposure exceeds 5%, the Index moves a portion of its allocation to cash. If recent volatility is below 5%, the Index maintains equity exposure of at least 100%.
Leverage

The Index may be subject to increased volatility due to the potential use of significant leverage. Subject to the Index’s risk control process, when recent volatility is below 5%, the Index’s equity exposure may be increased beyond 100% up to a 150% maximum.
SG Macro Compass Index (Ticker: SGMACRO)
Summary
The SG Macro Compass Index is a rules-based index tracking the performance of thirteen underlying indexes, providing exposure to a diversified group of equity, fixed income, and commodities futures. Eleven of the underlying indexes are composed of (or reference) equities, fixed income, or commodities futures contracts. The remaining two underlying indexes are composed of U.S. stocks. The Index also seeks to maintain a target volatility.
The index provider for this Index and all of the underlying indexes is Société Générale or an affiliate thereof. Société Générale is not affiliated with Nationwide.
Underlying Futures Indexes
A futures contract is a financial instrument in which a party agrees to pay a fixed price for the delivery of an asset at a specified future date. The market value of a futures contract is affected by the price or value of the underlying asset referenced by the contract. In general, although the value of a futures contract may or may not track the price or value of the referenced asset, as the price or value of the referenced asset rises (or falls), the market value of the futures contract will generally rise (or fall). The Index is exposed solely to futures contracts that are traded on regulated futures exchanges.
Returns from investing in futures contracts are generally derived from three sources: (a) changes in the price of the relevant futures contract (which is known as the "price return"); (b) any profit or loss realized when replacing the relevant futures contract as it reaches its expiration date with a similar futures contract that has a later expiration date (which is known as the "roll return"); and (c) any interest earned on the cash deposited as collateral for the purchase of the relevant futures contract (which is known as the "collateral return"). The underlying futures indexes are "excess return" indexes, meaning they measure the "price return" and "roll return" associated with an investment in uncollateralized future contracts, rather than a "total return" index which would also measure the "collateral return."
Provided below is a brief description of the eleven underlying indexes composed of (or referencing) futures contracts.
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Equity Futures Indexes – IND1CUE1, IND1CEE1, IND1CJE1: The three equity futures underlying indexes provide the SG Macro Compass Index with exposure to stock markets. Each underlying index gains exposure to stock market performance by including specific futures contracts that track certain U.S. and foreign stock market indexes. The underlying indexes’ futures contracts reference, respectively, the S&P 500® Index (comprised of large-capitalization U.S. companies), the DAX® Index (comprised of large-capitalization companies traded on the Frankfurt Stock Exchange), and the Nikkei 225® Index (comprised of large-capitalization companies traded on the Tokyo Stock Exchange).
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Fixed Income Futures Indexes – IND1BJB, IND1BFV, IND1BTY, IND1BUS, IND1BOE, IND1CER1, IND1BUB: The seven fixed income futures underlying indexes provide the SG Macro Compass Index with exposure to the performance of groups of U.S. and foreign government bonds. Each underlying index gains exposure to these government bonds by including futures contracts that reference U.S. Treasury notes (5, 10, and 20 year notes issued by the U.S. government), Euro Bunds (5, 10, and 30 year bonds issued by the German federal government), and JGBs (10 year bonds issued by the Japanese government).
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Commodities Futures Index – IND1CARC: The commodities futures underlying index exposes the SG Macro Compass Index to the performance of commodities. The underlying index gains exposure to these commodities by including futures contracts that reference natural gas, WTI crude, Brent crude oil, gasoline blendstock, heating oil, corn, soybean, soybean oil, soybean meal, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, gas oil, and zinc.
Underlying U.S. Stock Indexes
The two underlying indexes composed of U.S. stocks further expose the SG Macro Compass Index to the U.S. stock market. Both underlying indexes employ rules-based methodologies to select and track stocks included in the S&P 500® Index. Please see the description of the S&P 500® Index later in this section for information about that index.
Provided below is a brief description of the two underlying indexes composed of U.S. stocks.
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SGI Low Vol 200 Index: The SGI Low Vol 200 Index selects on a monthly basis the 200 stocks that, subject to a liquidity threshold, have exhibited the lowest relative volatility over the previous year. It then weights those stocks inversely proportional to their volatility, with stocks exhibiting lower volatility receiving greater weighting.

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SGI Equity Value US Index: The SGI Equity Value US Index selects on a quarterly basis an equally weighted basket of the 100 stocks that score the highest according to a value methodology. The index’s value methodology seeks to identify undervalued stocks by comparing stocks according to five fundamental ratios: book to price; earnings to price; one year forward earnings to price; earnings before interest, taxes, depreciation, and amortization (EBITDA) to enterprise value; and free cash flow to price.
Volatility Control
The Index seeks to maintain a target annualized volatility of approximately 5%. In accordance with its rules-based methodology, during periods of high volatility, the Index may reduce its exposure to any basket of underlying indexes, in which case the Index may be only partially invested. During periods of low volatility, the Index may increase its exposure to any basket of underlying indexes, in which case the Index may have an exposure greater than 100%.
Leverage
The Index may be subject to increased volatility due to the potential use of significant leverage. The Index may use leverage to manage volatility or increase returns in accordance with its rules-based methodology. When the Index uses leverage, the Index may increase its total exposure up to a maximum of 200%.
Weighting and Rebalancing
The underlying indexes have predetermined weights based on an algorithmic model that looks at real GDP growth and inflation expectations in order to identify a current market state, either "expansion," "contraction," or "neutral." A neutral or contraction market state will result in the underlying fixed income indexes being weighted significantly greater than the equity or commodities indexes. An expansion market state will result in the equity indexes being weighted significantly greater than the fixed income or commodities indexes. When the Index has greater exposure to a particular market, which is done by weighting the corresponding underlying indexes to a greater extent, fluctuations in that market will have a greater impact on the Index’s return than fluctuations in the other markets.
On a quarterly basis, the Index identifies the current market state and rebalances the weights of the underlying fixed income and equity indexes accordingly.
The commodities-based underlying index has a constant weighting regardless of the market state.
Performance Drag
The performance of the Index reflects the deduction of transaction and replication costs from the returns of the underlying indexes. The transaction and replication costs, deducted as an annualized percentage on a daily basis, are fixed for each underlying index and range from 0.22% to 0.69%. The "transaction costs" represent an estimate of the costs that would be incurred to buy and sell the index components each time the Index rebalances due to changes in weightings of the Index components. The "replication costs" represent an estimate of the financing costs that would be incurred in holding an investment in the index components. The deduction of these costs occurs at the Index level (i.e., the return on the Index is reduced based on the applicable transaction and replication costs). One underlying index also includes replication costs which serve to reduce its return. These deductions reduce the Index’s performance and cause the Index to underperform a direct investment in the investments composing the Index.
New Index
This Index has a more limited performance history, and less publicly available information, compared to more established market indexes.
S&P 500® Average Daily Risk Control 10% USD Price Return Index (Ticker: SPXAV10P)
The S&P 500® Average Daily Risk Control 10% USD Price Return Index seeks to limit the volatility of the S&P 500® Index to a target level of 10%.
This Index has exposure to two components: its underlying index (the S&P 500® Index) and a cash component. Please see "S&P 500® Index" below for a description of the underlying index. The Index is dynamically adjusted based on its target volatility. The Index is considered to be "dynamically adjusted" because the Index adjusts its market exposures in response to changing market conditions. The Index assesses market conditions on a daily basis and adjusts its weightings based on its methodology. Generally, if volatility increases, the Index moves weight out of the underlying index and into cash. Conversely, if volatility decreases, the Index moves more weight into the underlying index and weights less in cash.
This Index is a price return index and does not include dividends declared by any of the companies in the underlying index as part of its return. Return is generated within the Index by the cash component when equity exposure is less than 100%.

The index provider for this Index is S&P Dow Jones Indices LLC ("SPDJI"). SPDJI is not affiliated with Nationwide.
S&P 500® Index (Ticker: SPX)
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this Index is S&P Dow Jones Indices LLC ("SPDJI"). SPDJI is not affiliated with Nationwide.
Strategy Term
Each Index Strategy has a Strategy Term which is the total maturity time of the Index Strategy, expressed in years. The Contract currently offers Index Strategies with Strategy Terms of 1 and 3 years. A Strategy Term begins on the date Contract Value is allocated to the Index Strategy and ends on the Strategy Term End Date, which will always be a Contract Anniversary. The Strategy Term for an Index Strategy will not change for as long as that Index Strategy is offered. Strategy Terms for newly-created Index Strategies that are made available for investment after the Date of Issue will be no shorter than 1 year and will be no longer than 6 years.
Amounts must remain in an Index Strategy until the end of a Strategy Term to be credited using the Term End ISE Percentage. Partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including free look surrenders in certain states), transfers under the Performance Lock feature, Annuitization and Death Benefit payments when calculated before the end of a Strategy Term are calculated using the Daily ISE Percentage, which may be negative. A withdrawal from an Index Strategy during a Strategy Term may be subject to CDSC, a negative MVA, tax, and tax penalties. See "Withdrawals."
Because you are not permitted to transfer Contract Value during a Strategy Term, except under the Performance Lock feature, you should understand that a Strategy with a longer Strategy Term provides less flexibility to allocate your Contract Value than a Strategy with a shorter Strategy Term. This means if you invest in Strategies with longer Strategy Terms, you will have fewer opportunities to transfer Contract Value among the Strategies.
Protection Level
The Protection Level represents an amount of downside protection under a Strategy for a Strategy Term. The Protection Level is presented as a percentage (currently, 100%, 95%, or 90%). A higher Protection Level provides more protection against loss than a lower Protection Level. If you select a Strategy with a 90% Protection Level, your rate of return that is calculated at the end of the Strategy Term or at any time during the Strategy Term cannot be lower than -10%. If you select a Strategy with a 95% Protection Level, your rate of return that is calculated at the end of the Strategy Term or at any time during the Strategy Term cannot be lower than -5%. If you select a Strategy with a 100% Protection level, your rate of return that is calculated at the end of the Strategy Term or at any time during the Strategy Term cannot be lower than 0%. The Protection Level for a Strategy will not change for as long as we offer that Strategy. Regardless of the Strategy, a Protection Level will never be lower than 75% for any Strategy Term.
You should understand that a Protection Level less than 100% provides only limited protection against downside potential and does not provide absolute protection against negative Index Strategy Earnings. You may lose money, and it is possible to lose a substantial amount of your principal investment under this Contract. When comparing Strategies with different Protection Levels, a higher Protection Level provides more protection against loss than a lower Protection Level.
You should also understand that the downside protection provided by a Strategy’s Protection Level only applies to a single Strategy Term. If you remain invested in the Strategy over multiple Strategy Terms, you can experience losses up to the downside protection each Strategy Term. In effect, the cumulative losses over multiple Strategy Terms could significantly exceed the level of downside protection provided by the Protection Level for one Strategy Term.

Example:
The table below illustrates the impact of the Protection Level if the Adjusted Index Performance is -25% at the end of the Strategy Term.
Protection Level	The Amount Nationwide Will Credit at the End of the Strategy Term
100%	0%
95%	-5%
90%	-10%
Index Strategies with lower Protection Levels generally offer higher Participation Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Participation Rate
Each Index Strategy has a Participation Rate which is a percentage that represents the proportion of the Index Performance used in the calculation of the AIP. The Participation Rate applies to both positive and negative Index Performance and may limit positive Index Performance or amplify negative Index Performance. The Participation Rate is presented as a percentage greater or less than, or equal to, 100% (e.g., 50% or 150%). The Participation Rate for a Strategy Term is for the entire term and is not applied on an annual basis. The Participation Rate may have the effect of increasing gains or losses (or neither) as follows:
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If the Participation Rate is greater than 100%, it will increase the upside potential when the Index Performance is positive. For example, if the Participation Rate is 150%, it will multiply any positive Index Performance by 150%. A Participation Rate greater than 100% also increases your downside risk. For example, if your Participation Rate is 150%, we will multiply any negative Index Performance by 150% (subject to any applicable defined downside protection).
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If the Participation Rate is equal to 100%, it will neither increase nor decrease your upside potential or downside risk.
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If the Participation Rate is less than 100%, it will decrease your upside potential when the Index Performance is positive. For example, if your Participation Rate is 90%, we will apply only 90% of the positive Index Performance. A Participation Rate lower than 100% also decreases your downside risk when Index Performance is negative. For example, if your Participation Rate is 90%, we will only apply 90% of the negative Index Performance (subject to any applicable defined downside protection).
The Participation Rate for an Index Strategy will not change for the duration of a Strategy Term. However, the Participation Rate may change for future Strategy Terms. The Participation Rate for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts. The Participation Rate for a Strategy is guaranteed to never be lower than the applicable "Minimum Participation Rate." Each Strategy has its own Minimum Participation Rate, which will never be less than 5%. Current Participation Rates can be found at the following website: https://www.nationwide.com/campaigns/defined-protection-2-current-rates. A Participation Rate will never be less than 5%.

Example:
The table below illustrates the impact of the Participation Rate on the AIP, which is effectively the Index Performance adjusted for the Participation Rate and Strategy Spread but before the application of the floor protection provided by the Protection Level. The formula for the AIP may be found under "Term End Index Strategy Earnings."
Index Performance	Participation Rate	Adjusted Index Performance (Assuming 0% Strategy Spread)
+10%	125%	+12.5%
+10%	100%	+10%
+10%	50%	+5%
+10%	15%	+1.5%
-10%	125%	-12.5%
-10%	100%	-10%
-10%	50%	-5%
-10%	15%	-1.5%
Index Strategies with lower Protection Levels generally offer higher Participation Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Strategy Spread
The Strategy Spread is an annualized percentage used as a deduction in the calculation of a Strategy’s AIP. A Strategy Spread greater than 0% always has the effect of reducing a Strategy’s performance (subject to any applicable defined downside protection). For example, if the Index Performance is 12% at the end of a 1-year Strategy Term and the Participation Rate is 100% and the Strategy Spread is 2%, Nationwide will credit 10% at the end of the Strategy Term, meaning your Contract Value will increase by 10%. A Strategy will never have a Strategy Spread lower than 0%. With all other Crediting Factors being equal, a Strategy Spread allows Nationwide to offer a higher Participation Rate for a Strategy than what would be offered on the same Strategy without the Strategy Spread.
The Strategy Spread will not change for the duration of a Strategy Term. However, we may change a Strategy’s Strategy Spread for future Strategy Terms. The Strategy Spread is guaranteed to never be greater than the applicable maximum Strategy Spread. For each Index Strategy, the maximum Strategy Spread guaranteed for the life of the Contract, is the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%.
To calculate the Strategy Spread’s impact at the end of a Strategy Term, it is multiplied by the Elapsed Term. For example, a 2% Strategy Spread on a 3-year Strategy Term will reduce earnings calculated at the end of the Strategy Term by 6% (subject to the downside protection of the Protection Level).
A Strategy Spread can result in negative Index Strategy Earnings even if you have positive Index performance. See "Limited Growth Potential Risk (Strategy Spread and Participation Rate Risk)" for additional risk information about the Strategy Spread.
Current Strategy Spreads can be found at the following website: https://www.nationwide.com/campaigns/defined-protection-2-current-rates. A Strategy Spread will never be greater than the initial Strategy Spread when that Strategy was first made available to that Contract plus 2%.

Examples:
The table below illustrates the impact of the Strategy Spread on a Strategy with a one-year Strategy Term and varying Participation Rates. The Strategy Spread and Participation Rates are used to calculate the Adjusted Index Performance (AIP), which is effectively the Index Performance adjusted for the Participation Rate and Strategy Spread but before the application of the floor protection provided by the Protection Level. The Index Performance is first multiplied by the applicable Participation Rate, and then the Strategy Spread is deducted. The table assumes the AIP is calculated at the end of the Strategy Term. See "Term End Index Strategy Earnings."
Index Performance	Participation Rate	Strategy Spread	Adjusted Index Performance
+5%	100%	2%	+3.0%
+1%	100%	2%	-1.0%
-5%	100%	2%	-7.0%
+5%	50%	2%	0.5%
+1%	50%	2%	-1.5%
-5%	50%	2%	-4.5%
+5%	150%	2%	5.5%
+1%	150%	2%	-0.5%
-5%	150%	2%	-9.5%
Index Strategies with a Strategy Spread generally offer higher Participation Rates providing Contract Owners who are willing to accept the impact of the Strategy Spread to the Index Performance with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Additional Index Information
Unavailable Index Values
If an Index Value is not provided to Nationwide by an Index provider or is otherwise unavailable on a Business Day, the Index Value will be the most recent Index Value provided to us on a previous Business Day. If an Index provider later publishes an Index Value for a Business Day when the Index Value was not provided to Nationwide or was otherwise not available Nationwide will recalculate the impacted transactions and Contract Values according to the Index Value provided to Nationwide by the Index provider. This recalculation could result in changes to transactions, Index Values, and Contract Values that occurred when an Index Value was not published by an Index provider.
Index Substitution During a Strategy Term
The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term. However, Nationwide reserves the right to substitute the Index during a Strategy Term at any time, in limited circumstances. Subject to any applicable regulatory approval, Nationwide may substitute the Index if any of the following events occur: (a) the Index is discontinued, (b) there is a substantial change to the calculation of the Index, (c) Index Values are unavailable, (d) Nationwide’s permission or license to use an Index is revoked, (e) Nationwide is unable to hedge risks associated with the Index, or for any other reason approved by a regulator with jurisdiction over the operation of the Contract. If Nationwide substitutes an Index, the new Index will be similar in composition to the old Index. Nationwide will seek to notify the Contract Owner at least 30 days prior to substituting an Index for any Index Strategy in which the Contract Owner is invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of Nationwide’s control, Nationwide will provide notice of the substitution as soon as practicable.
If Nationwide substitutes an Index during a Strategy Term, the performance of the Index for the Index Strategy will be equal to the result of compounding the performance of the old index prior to the substitution date and the performance of the new index after the substitution date. This is equal to (1+A) x (1+B) -1 where:
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A is equal to the percentage change in the value of the old Index between the first day of the Strategy Term (or the first day during the Strategy Term on which the old Index was used, whichever is later) and the value of the Index on the date of substitution; and

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B is equal to the percentage change in the value of the new Index between the date of substitution and the relevant later date in the Strategy Term.
For example, assume that Nationwide substitutes the Index for an Index Strategy on a date during the Strategy Term. Also assume that the performance of the Index for the old Index between the first day of the Strategy Term and the substitution date was 10%, and that the performance of the Index for the new Index between the substitution date and the Strategy Term End Date was 5%. In this scenario, the Index Performance between the first day of the Strategy Term and the Strategy Term End Date would be 15.5%, i.e. (1+10%) x (1 + 5%) -1.
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 50% Participation Rate, a hypothetical 0% Strategy Spread, and a hypothetical 90% Protection Level. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Strategies, and does not reflect Contract fees and charges, including the CDSC, a negative MVA or a negative Daily ISE Percentage, which reduce performance.

American Funds® The Growth Fund of America®-Class F-3

BlackRock Select Factor Index

1 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.

J.P. Morgan Mozaic IISM Index

MSCI EAFE Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

NYSE® Zebra Edge® Index

SG Macro Compass Index

1 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.

S&P 500® Average Daily Risk Control 10% USD Price Return Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
S&P 500® Index

1
The Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Fixed Strategy
The Fixed Strategy is an investment option under the Contract that credits interest daily at a Fixed Strategy Rate. Nationwide declares Fixed Strategy Rates prior to each Strategy Term and the Fixed Strategy Rate is guaranteed for the Strategy Term for which it is declared. Fixed Strategy Rates are determined at the sole discretion of Nationwide, but Fixed Strategy Rates are guaranteed to be at least 0.25%. Fixed Strategy Rates may be different for newly issued Contracts than for existing Contracts or for Contracts with different issue dates.

The Fixed Strategy has one-year Strategy Terms. The initial Strategy Term begins on the Date of Issue and ends on the first Contract Anniversary. Thereafter, each subsequent Strategy Term begins on each Contract Anniversary and ends on the following Contract Anniversary. At least 30 days prior to a Strategy Term End Date, Nationwide will send a notification to the Contract Owner stating (i) the Strategies that will be available for investment; (ii) their respective Crediting Factors and their values for the upcoming Strategy Term, including the current Fixed Strategy Rate; and (iii) how to communicate the Contract Owner’s instructions to Nationwide (see "Actions on Strategy Term End Dates").
Information regarding the Fixed Strategy, including (i) its name; (ii) its Strategy Term; and (iii) its minimum guaranteed Fixed Strategy Rate, is available in "Appendix A: Investment Options Available Under the Contract."
The Fixed Strategy’s Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited. Withdrawals from the Fixed Strategy will reduce the value by the amount of the withdrawal (including any applicable CDSC, MVA and taxes). A negative MVA will reduce the amount of the withdrawal or full surrender, but the negative adjustment is limited to a value that would result in a full surrender value which is no less than the applicable minimum nonforfeiture value (see "Market Value Adjustment").
If there is no Contract Value allocated to the Fixed Strategy and Index Strategy Value is transferred into the Fixed Strategy under the Performance Lock feature, the date the Index Strategy Value is transferred into the Fixed Strategy is considered the first day of the Fixed Strategy’s Strategy Term and the Strategy Term End Date will be the next Contract Anniversary. See "Performance Lock." The Fixed Strategy Rate that is applicable to the value transferred to the Fixed Strategy via a Performance Lock request is the Fixed Strategy Rate that was set at the beginning of the Contract Year in which the Performance Lock is made.
See "Fixed Strategy Minimum Nonforfeiture Value" for information regarding the Minimum Nonforfeiture Value for the Fixed Strategy.
Actions on Strategy Term End Dates
General
The following options are available at the end of a Strategy Term:
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Allocate Contract Value in the maturing Strategy to the same Strategy for another Strategy Term (with the Crediting Factors that Nationwide declares for the upcoming Strategy Term), assuming that the Strategy is available for investment.
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Transfer some or all of the Contract Value in the maturing strategy to another Strategy that is available for investment for a Strategy Term (with the Crediting Factors that Nationwide declares for the upcoming Strategy Term).
At least 30 days prior to a Strategy Term End Date, Nationwide will send a notification to the Contract Owner stating (i) the Strategies that will be available for investment, (ii) their respective Crediting Factors and their values for the upcoming Strategy Term, and (iii) how to communicate the Contract Owner’s instructions to Nationwide.
If Nationwide does not receive instructions from the Contract Owner prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), the Contract Value in the maturing Strategy will be reinvested in the same Strategy, but with the Crediting Factors that Nationwide declares for the upcoming Strategy Term. If the same Strategy is no longer available for investment, the Contract Value allocated to the maturing Strategy will be transferred to the Fixed Strategy for the upcoming Strategy Term.
Transfers Between Strategies
On a Strategy Term End Date, the Contract Owner may transfer, free of charge, Contract Value in the maturing Strategy to another Strategy that is available for investment.
Except under the Performance Lock feature, transfers from a Strategy are not permitted other than on its Strategy Term End Date. Transfers into a Strategy are not permitted if its Strategy Term is ongoing.
If the Strategy Term End Date is a Business Day, a transfer request must be received by the Service Center prior to the close of business on that Business Day. If Nationwide does not receive a transfer request prior to the close of business on that Business Day, the transfer will not occur. If the Strategy Term End Date is not a Business Day, a transfer request must be received by the Service Center at least one Business Day prior to the Strategy Term End Date. If Nationwide does not receive a transfer request at least one Business Day prior to the Strategy Term End Date, the transfer will not occur. Transfer requests may be submitted in writing to the Service Center and must be signed by the Contract Owner. At Nationwide’s discretion, it may accept transfer requests by telephone or, if available, by Internet.
A transfer request will not be deemed to be received by the Service Center until it is in good order. To be in good order, the transfer request must identify:
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the Contract number;
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The date of the first day of the upcoming Strategy Term;
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The Strategy (or Strategies) from which Contract Value is being transferred out; and
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The Strategy (or Strategies) to which Contract Value is being transferred in.
Upon a full transfer out of the Index Strategy(ies) that offers Index Strategy MNV, the following occurs:
(1)
For amounts transferred to investment options under the Contract where minimum nonforfeiture does not apply, the amount transferred to the investment options will be the greater of the Index Strategy Value applied proportionately or the Index Strategy MNV, applied proportionately.
(2)
For amounts transferred to the Fixed Strategy, the amount transferred will be the Index Strategy Value, applied proportionately, and the amount transferred to the Fixed Strategy MNV will be the Index Strategy MNV, applied proportionately.
See "Fixed Strategy Minimum Nonforfeiture Value" and "Index Strategy Minimum Nonforfeiture Value."
A full transfer out of the Fixed Strategy Value is subject to minimum amounts required by state law. Nationwide guarantees that any full transfer out of the Fixed Strategy Value will be at least equal to the minimums required by state law.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
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By telephone at 1-800-848-6331 (TDD 1-800-238-3035)
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By mail to P.O. Box 182021, Columbus, Ohio 43218-2021
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By Internet at www.nationwide.com
Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
Nationwide may be required to provide information about the Contract to government regulators. If mandated under applicable law, Nationwide may be required to reject a Purchase Payment and to refuse to process transaction requests under the Contract until instructed otherwise by the appropriate regulator.
Charges and Adjustments
Contingent Deferred Sales Charges (CDSC)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to a CDSC. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to CDSCs.

When a CDSC is imposed, the charge will equal the applicable "CDSC Percentage" multiplied by the dollar amount of the withdrawal. The CDSC Percentage will depend on the number of Contract Years you have completed when you take a withdrawal. The CDSC Percentage schedule starts at 8% for the first two Contract Years and then declines with each completed Contract Year thereafter until it reaches 0% after six completed Contract Years. The CDSC Percentage schedule is as follows:
Number of Completed Contract Years	CDSC Percentage
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6+	0%
CDSCs are intended to reimburse Nationwide for expenses that we incur in connection with the sale of the Contract.
Market Value Adjustments (MVA)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to an MVA. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to an MVA. An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease the withdrawal. If an MVA is positive, it will increase the withdrawal. If an MVA is equal to zero, it will have no effect on withdrawal. MVAs are assessed in addition to any applicable CDSC. A negative MVA could result in a loss beyond the floor of the Protection Level and, under extreme circumstances, could result in a total loss of the Contract Value withdrawn. For Index Strategies with a 100% Protection Level and the Fixed Strategy, a negative MVA is limited to a value that would result in a full surrender value which is no less than the minimum nonforfeiture value.
The Contract is designed to be a long-term investment. When a Contract Owner takes a withdrawal, Nationwide may be required to liquidate interest rate sensitive fixed-income assets that it holds in order to satisfy its payment obligations under the Contract. The MVA is intended to approximate, without duplicating, Nationwide’s investment experience when it liquidates those assets. Nationwide utilizes a market value reference rate to determine this approximation. When liquidating assets, Nationwide may realize either a gain or a loss. If the market value reference rate has increased relative to the market value reference rate on the Date of Issue, the MVA will be negative. Conversely, if the market value reference rate has decreased relative to the market value reference rate on the Date of Issue, the MVA will be positive.
The MVA is the sum of the MVA applicable to the Fixed Strategy, Index Strategies with Minimum Nonforfeiture Values, and Index Strategies that do not have Minimum Nonforfeiture Values. The amount of the MVA for each is calculated as follows:
MVA = MVA Base x MVA Factor.
In the formula above, the MVA Base equals the dollar amount of the withdrawal minus the Remaining Free Withdrawal Amount. If the dollar amount of the withdrawal minus the Remaining Free Withdrawal Amount is less than or equal to zero, then an MVA is not applicable to the withdrawal.
We calculate the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date we process the withdrawal
N = Number of whole (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that we process the withdrawal
In addition, for any MVA applicable to a full surrender or a partial withdrawal from the Fixed Strategy, the MVA amount applicable to the Fixed Strategy will never be larger (either positive or negative) than the following, calculated immediately prior to the full surrender or partial withdrawal:
M x A, where:

M = MVA Base attributable to the Fixed Strategy / (Fixed Strategy Value – Remaining Free Withdrawal Amount attributable to the Fixed Strategy)
A = Fixed Strategy Value minus the CDSC applicable to the Fixed Strategy, if any, that would apply on full surrender, minus the Fixed Strategy Minimum Nonforfeiture Value, but not less than zero.
In the formulas above, the MVA Scaling Factor will be greater or less than, or equal to, 1.0. The MVA Scaling Factor is declared by Nationwide and is stated in your Contract. Within the formula, the MVA Scaling Factor serves to amplify or dampen the MVA Factor for purposes of the MVA calculation. An MVA Scaling Factor greater than 1.0 increases the magnitude of the MVA, an MVA Scaling Factor less than 1.0 dampens the magnitude of the MVA. An MVA Scaling Factor equal to 1 has no effect on the MVA.
The Market Value Reference Rate refers to the yield of the MVA Index, which is the Bloomberg U.S. Corporate Index. The Market Value Reference Rate of the MVA Index as of the Date of Issue (the Initial Market Value Reference Rate) is included in your Contract. The daily Market Value Reference Rate may be obtained thereafter by contacting the Service Center.
If the daily Market Value Reference Rate is not available on any day on which the value is needed, Nationwide will use the Market Value Reference Rate for the previous Business Day. If the MVA Index provider later publishes a yield for the MVA Index for a Business Day when the yield was not provided to Nationwide or was otherwise not available, Nationwide will recalculate the impacted transactions and Contract Values according to the yield provided to Nationwide by the MVA Index provider. This recalculation could result in changes to transactions and Contract Values that occurred when the yield was not published by the MVA Index provider.
If the Market Value Reference Rate is no longer available, or if Nationwide at its sole discretion determines that the Market Value Reference Rate is no longer appropriate for purposes of calculating the MVA, Nationwide will substitute another method for determining the MVA, subject to any required regulatory approval. Nationwide will notify the Contract Owner of any such change.
See the Statement of Additional Information for examples of the MVA calculation.
Waiver or Reduction of the CDSC or MVA
During the first six Contract Years, the Contract Owner may withdraw an amount up to that Contract Year’s Free Withdrawal Amount without incurring a CDSC or MVA. The Free Withdrawal Amount is the greater of:
•
10% of the Contract Value on the first day of that Contract Year (immediately prior to any partial withdrawal or full surrender on that date); or
•
the amount required to meet minimum distribution requirements for this Contract under the Code
At the start of each Contract Year, the Remaining Free Withdrawal Amount is set equal to the Free Withdrawal Amount. Each Free Withdrawal during the Contract Year decreases the Remaining Free Withdrawal Amount by the Free Withdrawal, but not to less than zero.
Each Contract Year’s Free Withdrawal Amount is non-cumulative. This means any portion of the Free Withdrawal Amount not taken by the Contract Owner in a given Contract Year cannot be added to the Free Withdrawal Amount in any later Contract Year.
In addition, no CDSC or MVA will be assessed:
•
upon the payment of the Death Benefit or on any partial withdrawal or full surrender after the Death Benefit is paid;
•
upon the Annuitization of the Contract if it has been in force for at least two years;
•
on any partial withdrawal or full surrender taken after the sixth Contract Year; or
•
if the Contract is surrendered in exchange for another contract issued by Nationwide or one of its affiliated insurance companies, Nationwide may decide not to charge a CDSC and/or apply an MVA. If another contract issued by Nationwide or one of its affiliates is exchanged for the Contract, Nationwide may reduce the CDSC and/or waive part of the MVA on the Contract. A CDSC and/or MVA may apply to the contract received in exchange for the Contract.

While a CDSC and MVA may not apply to certain withdrawals or a full surrender, taxes and tax penalties may be incurred. In addition, the Daily ISE Percentage is used to calculate Index Strategy Earnings during a Strategy Term, and if amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, a loss may result if the Daily ISE Percentage is negative. In addition, withdrawals from an Index Strategy before the end of its Strategy Term will reduce the Index Strategy Basis in the same proportion that the Index Strategy Value is reduced (rather than on a dollar-for-dollar basis). Similarly, if the Death Benefit is based on return of premium instead of Contract Value, the Death Benefit will be reduced in the same proportion that the Index Strategy Value is reduced.
Increase in Remaining Free Withdrawal Amount After a Long-Term Care and Terminal Illness or Injury (CDSC and MVA Waiver)
General
After the occurrence of a Long-Term Care Event ("LTC Event") or Terminal Illness or Injury Event ("TI Event"), Nationwide will increase the Remaining Free Withdrawal Amount for the current and all subsequent Contract Years so that all partial withdrawals or a full surrender after the occurrence of the event are Free Withdrawals. This CDSC and MVA waiver is only available if the Contract Owner and Annuitant are the same person, and as of the Date of Issue that person is no older than 80 years old. If the Contract has a Joint Owner, either the Contract Owner or Joint Owner must be named as Annuitant and the age of the older of the Contract Owner and Joint Owner must be no older than 80 years old as of the Date of Issue.
In addition, for purposes of this CDSC and MVA waiver, for Contracts that have a non-natural person as Contract Owner as an agent for a natural person, the Annuitant may exercise the right of the Contract Owner. However, if the non-natural Contract Owner does not own the Contract as an agent for a natural person (e.g., the Contract Owner is a corporation or a trust for the benefit of an entity), the Annuitant may not exercise the rights of the Contract Owner.
There are no charges associated with these waivers.
Long-Term Care Event
An LTC Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is confined to a Long-Term Care Facility or Hospital beginning after the Date of Issue and is confined for a continuous period of 90 days or more. If there is a Joint Owner, the confinement of the Contract Owner or Joint Owner may qualify as an LTC Event. An LTC Event waiver claim (including written proof of confinement) must be received by Nationwide while the confinement is ongoing or within 90 days after the confinement ends. If it was not reasonably possible to give written proof of confinement in the time required, Nationwide will not reduce or deny the increase in the Remaining Free Withdrawal Amount if such proof is given as soon as reasonably possible. In any event, the written proof required must be given no later than one year from after the confinement ends unless the Contract Owner was legally incapacitated.
A "Hospital" is defined as a state licensed facility which is operated as a hospital according to the law of the jurisdiction in which it is located; operates primarily for the care and treatment of sick or injured persons as inpatients; provides continuous 24 hours a day nursing service by or under the supervision of a registered graduate professional nurse (R.N.) or a licensed practical nurse (L.P.N.); is supervised by a staff of physicians; and has medical and diagnostic facilities.
A "Long-Term Care Facility" is defined as a state licensed skilled nursing facility or intermediate care facility that does not include: a home for the aged or mentally ill, a community living center, or a place that primarily provides domiciliary, residency, or retirement care; or a place owned or operated by a member of the Contract Owner's immediate family.
Terminal Illness or Injury Event
A TI Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is diagnosed by a physician (who is not a party to the Contract nor an immediate family member of a party to the Contract) as having a Terminal Illness or Injury beginning after the Date of Issue. If there is a Joint Owner, the Terminal Illness or Injury of the Contract Owner or Joint Owner may qualify as a TI Event.
A "Terminal Illness or Injury" is defined as an illness or injury diagnosed after the Date of Issue by a physician that is expected to result in death within 12 months of diagnosis.

Daily ISE Percentage
The Daily ISE Percentage is used to calculate Index Strategy Earnings during a Strategy Term, and if amounts are withdrawn or otherwise deducted from an Index Strategy (including partial withdrawals, systematic withdrawals, required minimum distributions, exercise of the Performance Lock, full surrender, Annuitization and Death Benefit payments) before the end of a Strategy Term, a loss may result if the Daily ISE Percentage is negative. Over the life of the Contract, there is no limit to the maximum potential loss from a negative Daily ISE Percentage, other than it is limited to the floor provided by the Protection Level and to the minimum nonforfeiture value for Index Strategies with a 100% Protection Level. For example, a maximum loss of up to 25% in Index Strategy Value could occur in each Strategy Term if you are invested in an Index Strategy with a 75% Protection Level. This means that there could be significantly less money available under your Contract for withdrawals, Annuitization, and the Death Benefit. The Daily ISE Percentage does not apply to the Fixed Strategy.
A Daily ISE Percentage is calculated separately for each Index Strategy in which Contract Value is allocated. The Daily ISE Percentage is equal to the greater of the floor provided by the Protection Level (which is the Protection Level minus 100%) and the Daily Pre-Protection Level ISE Percentage.
The Daily Pre-Protection Level ISE Percentage is the percentage of gain or loss in the Index Strategy Value from the start of the Strategy Term to the calculation date prior to applying the Protection Level.
The Daily Pre-Protection Level ISE Percentage is not directly related to the Index Performance (although performance of the Index impacts the Daily Pre-Protection Level ISE Percentage) and the Daily Pre-Protection Level ISE Percentage may be negative even when the performance of the Index is positive due to market factors that impact the inputs used to value the hypothetical investment in the derivatives used to calculate the Daily Pre-Protection Level ISE Percentage.
To calculate the Daily Pre-Protection Level ISE Percentage, Nationwide uses a proxy fair market value methodology to value hypothetical investments in derivatives that provides an estimated present value of what the Term End ISE Percentage will be on the Strategy Term End Date. The estimated present value takes into account the impact of the applicable Participation Rate and Strategy Spread; however, they do not apply in the same way as they do when calculating the Term End ISE Percentage. The Daily Pre-Protection Level ISE Percentage reflects the market value of the Index Strategy and is intended to transfer risk from Nationwide to the Contract Owner when the Contract Owner takes withdrawals from an Index Strategy prior to the Strategy Term End Date.
The Daily Pre-Protection Level ISE Percentage is reduced by an amount reflecting the cost of instruments used to provide the performance offered by the Contract. At the start of the Strategy Term, this deduction is equal to the cost, on that date, of hypothetical derivatives which provide the Term End Strategy Earnings, and this deduction declines to zero over the course of the Strategy Term. The Daily Pre-Protection Level ISE Percentage is also reduced by a trading cost, which is an amount intended to represent the additional cost of selling hypothetical options.
Index Strategy Values fluctuate daily, and the current Index Strategy Value may differ from the actual Index Strategy Value calculated at the time of a transaction. The Contract Owner may contact the Service Center to obtain their Index Strategy Values.
Partial withdrawals reduce an Index Strategy’s Index Strategy Basis in the same proportion that the partial withdrawal reduced the Index Strategy’s Index Strategy Value on the date of the withdrawal. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal. Partial withdrawals and other deductions reduce the amount of the Strategy Basis for the remainder of the Strategy Term and the Term End ISE Percentage will be applied to the reduced Strategy Basis at the end of the Strategy Term.
See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)" and the Statement of Additional Information.
Premium Taxes
Certain states or other governmental entities charge premium tax on purchase payments. Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 3.5% and vary from state to state. The range is subject to change. Nationwide will assess premium taxes to the Contract at the time Nationwide is assessed the premium taxes by the state. Premium taxes may be deducted from Death Benefit proceeds.

The Contract in General
Types of Contracts Issued
The Contract can be categorized under the Code as a:
•
Charitable Remainder Trust
•
Individual Retirement Annuity (IRA)
•
Investment-Only Contract (Qualified Plans)
•
Non-Qualified Contract
•
Roth IRA
•
Simplified Employee Pension IRA ("SEP IRA")
•
Simple IRA
If the Contract is purchased as a Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA the Contract will not provide any additional tax deferral benefits.
See "Appendix C: Contract Types and Tax Information" for additional detail.
Purchase Payment
The Contract is issued in consideration of the single Purchase Payment paid by the Contract Owner. Only one Purchase Payment is allowed under the Contract. A Purchase Payment should be made payable to Nationwide Life Insurance Company and submitted to the Service Center. All purchase payments must be paid in the currency of the United States of America. The minimum Purchase Payment is $25,000.
Nationwide reserves the right to reject a Purchase Payment that is comprised of multiple payments paid to Nationwide over a period of time. If Nationwide permits multiple payments as part of a Purchase Payment, the Contract will not be issued until all such payments are received. Nationwide reserves the right to hold such multiple payments in a non-interest bearing account until the Date of Issue.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide or its affiliates or subsidiaries on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs. All such decisions will be based on internally established actuarial guidelines and will be applied in a nondiscriminatory manner. In the event that Nationwide does not accept a purchase payment under these guidelines, the purchase payment will be immediately returned in its entirety in the same manner as it was received. Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.
Nationwide reserves the right to refuse any application for the Contract. If Nationwide refuses an application, it will return the Purchase Payment.
Allocating the Purchase Payment
The Purchase Payment is allocated according to Contract Owner instructions on the application. The Purchase Payment may be allocated to the Fixed Strategy and up to ten Index Strategies. There is no minimum dollar amount that can be allocated to a Strategy. Allocations to Strategies must be in whole percentages. If an incomplete application is not completed within five Business Days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay. The Purchase Payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the Purchase Payment until the application is completed.
Date of Issue
The Date of Issue is the date Nationwide issues the Contract. The Purchase Payment is applied to the Contract on the Date of Issue. The Date of Issue will be the date as of which Nationwide has both received the Purchase Payment and approved the Contract application.

State Variations
This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. The state in which the Contract is issued also governs whether certain features will vary under the Contract. All material rights and obligations under the Contract will be included in the Contract or in riders or endorsements attached to the Contract. To review a copy of your Contract and any riders or endorsements, contact the Service Center. For more detailed information regarding provisions that vary by state, please see "Appendix B: State Variations" later in this prospectus.
Contestability
Except in certain circumstances involving fraud and where permitted by state law, Nationwide will not contest the contract after it has been in force during the lifetime of the Annuitant for two years after the Date of Issue or effective date of certain contract changes, as defined in the contract.
Non-Participating
The Contract is non-participating, meaning that the Contract will not share in Nationwide’s profits or surplus.
Money Laundering
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities. If mandated under applicable law, Nationwide may be required to reject a purchase payment and/or block a Contract Owner’s account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. Nationwide may also be required to provide additional information about a Contract Owner or a Contract Owner’s account to governmental regulators.
Replacements
If the Contract described in this prospectus is replacing another variable annuity, the mortality tables used to determine the amount of annuity payments for this Contract may be less favorable than those in the contract being replaced. Additionally, upon replacement, all benefits accrued under the replaced contract are forfeited. The issuance of this Contract as a replacement for any investment product may result in the payment of compensation to the financial professional, which could create a conflict of interest.
Payments to Minors
Nationwide will not pay insurance proceeds directly to minors. Contact a legal advisor for options to facilitate the timely availability of monies intended for a minor’s benefit.
Misstatements of Age or Sex
If the age or sex of the Contract Owner, Joint Owner, Annuitant, Co-Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary is misstated, all payments and benefits under the Contract will be adjusted. Payments and benefits will be based on the correct age or sex. Proof of age of any of these individuals may be required at any time, in a form satisfactory to Nationwide. When the age or sex of any individual named in the application, including any supplemental applications, has been misstated, the dollar amount of any overpayment will be deducted from the next payment or payments due under the Contract.
The dollar amount of any underpayment made by Nationwide as a result of an age or sex misstatement will be paid in full with the next payment due under the Contract. The dollar amount of any overpayment made by Nationwide as a result of an age or sex misstatement will reduce the next payment due under the Contract, and will continue to reduce subsequent payments under the Contract, until all of the overpayment is recouped. Any adjustment for overpayment or underpayment will include interest charged or credited, as applicable, at the rate required by law, but not exceeding 6%.

Distribution, Promotional, and Sales Expenses
Nationwide pays commissions to the firms that sell the Contracts. The maximum gross commission that Nationwide will pay on the sale of the Contracts is 8.00% of purchase payments. Note: The individual financial professionals typically receive only a portion of this amount; the remainder is retained by the firm. Nationwide may also, instead of a premium based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.
In addition to or partially in lieu of commission, and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the Contracts as well as assist such firms with marketing or advertisement costs.
For more information on the exact compensation arrangement associated with this Contract, consult your financial professional.
General Account and Separate Account
The assets in Nationwide’s General Account are chargeable with claims by any of its contract owners and creditors, and are subject to the liabilities arising from any of its businesses. Nationwide’s General Account assets do not include the assets in the Index-Linked Annuity Separate Account, an insulated separate account where Nationwide holds assets to support future Index Strategy Earnings. Nationwide’s General Account assets also do not include the assets in any other insulated Nationwide separate accounts.
Nationwide exercises sole discretion over the investment of its General Account assets, and Nationwide bears the associated investment risk. Contract Owners will not share in the investment experience of Nationwide’s General Account assets. Nationwide invests its General Account assets in accordance with state insurance law. Any obligations Nationwide has to Contract Owners under the Contracts in excess of the Contract Value are paid from the General Account and are subject to Nationwide’s creditors and ultimately, its overall claims paying ability.
The Index-Linked Annuity Separate Account is a non-unitized separate account and is not registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. Nationwide owns and controls the assets in the Index-Linked Annuity Separate Account and Contract Owners do not have any interest in or claim to the assets in the Index-Linked Annuity Separate Account. Unlike some variable annuities that utilize separate accounts, Contract Owners do not share in the investment performance of the assets in the Index-Linked Annuity Separate Account. The Index-Linked Annuity Separate Account was established under the laws of Ohio. The assets in the Index-Linked Annuity Separate Account are not subject to claims by Nationwide’s creditors or subject to liabilities arising from any of Nationwide’s other businesses.
Nationwide may invest the assets of the Index-Linked Annuity Separate Account in any asset permitted under state law, including hedging instruments such as derivative contracts. Nationwide may move assets between the Index-Linked Annuity Separate Account and the general account. Where permitted by applicable law, Nationwide reserves the right to make certain changes to the structure and operation of the Index-Linked Annuity Separate Account. Nationwide will not make any such changes without receiving any necessary approval of any applicable state insurance department.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Benefits Under the Contract
The following table summarizes information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit (when Annuitant and Co-Annuitant, if applicable, are 75 or younger at application)	Upon death of Annuitant prior to Annuitization, Death benefit equal to the greater of Contract Value or Purchase Payment reduced by withdrawals	None	● Nationwide may limit purchase payments to $1,000,000 ● Certain ownership changes and assignments could reduce the death benefit
Standard Death Benefit (when Annuitant or Co- Annuitant, if applicable, is 76 or older at application)	Upon death of Annuitant prior to Annuitization, Death benefit equal to Contract Value	None	● Nationwide may limit purchase payments to $1,000,000 ● Certain ownership changes and assignments could reduce the death benefits
Spousal Protection Feature	Second death benefit	None
● Not applicable to Charitable Remainder Trusts
● One or both spouses (or a revocable trust of which
either or both of the spouses is/are grantor(s)) must
be named as the Contract Owner
● For contracts issued as an IRA or Roth IRA, only
the person for whom the IRA or Roth IRA was
established may be names as the Contract Owner
● Only available to the Contract Owner’s spouse
● Spouses must be Co-Annuitants
● Both spouses must be 85 or younger at application
● Spouses must be named as beneficiaries
● No other person may be named as Contract Owner,
Annuitant, or primary beneficiary
● Benefit is forfeited if certain changes to the parties
or assignments are made

Systematic Withdrawals (see "Systematic Withdrawals" )	Automatic withdrawals of Contract Value on a periodic basis	None
● Withdrawals must be at least $100 each
● Will be taken proportionally from the Strategies in
which the Contract Owner is allocated based on the
Contract Value
● May be subject to a negative Daily ISE Percentage
calculation when taken during a Strategy Term
● May be subject to a CDSC, MVA, tax, and tax
penalties

Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	"Locks-in" the performance of an Index Strategy by transferring the Index Strategy Value to the Fixed Strategy	None
● A Performance Lock can only be exercised when
an Index Strategy’s Index Strategy Value exceeds
its Index Strategy Basis multiplied by its Protection
Level
● Once a Performance Lock is exercised it is
irrevocable
● For each Index Strategy, the Performance Lock
feature may be exercised only once during a
Strategy Term
● Only the full Index Strategy Value can be locked-in
(no partial lock-ins)

Standard Death Benefit
Prior to the Annuitization Date while the Contract is in force, the dollar amount of the Death Benefit will be determined as follows:
(1)
On the date the application for the Contract is signed, if the age of the Annuitant and Co-Annuitant, if applicable, is less than or equal to age 75, then the Death Benefit will be the greater of the Contract Value or the total Purchase Payment made to the Contract reduced by any withdrawals in the proportion that such withdrawals reduced the Contract Value on the date of the withdrawal. On the date the Death Benefit is payable, the Contract Value is adjusted to equal the greater of the Contract Value on that date or the Purchase Payment reduced by a proportional adjustment for any partial withdrawals. This adjustment to the Contract Value is considered payment of the Death Benefit. Unless a surviving spouse is continuing the Contract under the Spousal Protection Feature (see "Spousal Protection Feature"), the Death Benefit will be paid in accordance with the "Payment of the Death Benefit" section.

Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She was younger than 76 on the date of application for her contract. On the date of Ms. P’s death, her
Contract Value = $24,000 and her total purchase payments (adjusted for amounts withdrawn) = $26,000. The death benefit for Ms. P’s contract will equal $26,000.

(2)
On the date the application for the Contract is signed, if the age of either the Annuitant or Co-Annuitant is greater than age 75, then the Death Benefit will be the Contract Value.

Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She was older than
75 on the date of application for her contract. On the date of Ms. P’s death, her Contract
Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.

The Daily ISE Percentage is used to calculate Index Strategy Earnings during a Strategy Term, and if a Death Benefit is paid from an Index Strategy before the end of a Strategy Term, a loss may result if the Daily ISE Percentage is negative. If the Death Benefit is based on return of premium instead of Contract Value, the Death Benefit will be reduced in the same proportion that the Index Strategy Value is reduced by any withdrawals taken prior to the end of a Strategy Term. The Death Benefit is not subject to a CDSC or MVA. After the Death Benefit is paid, partial withdrawals or a full surrender are not subject to a CDSC or MVA.

Spousal Protection Feature
The Death Benefit includes a Spousal Protection Feature at no additional charge. The Spousal Protection Feature is not available for contracts issued as Charitable Remainder Trusts. The Spousal Protection Feature allows the surviving spouse to continue the contract while receiving any economic benefit of the Death Benefit upon the death of the other spouse. When the surviving spouse continues the Contract under the Spousal Protection Feature, the Contract will remain allocated to the same Strategies through the end of the current Strategy Terms, and the Death Benefit will not be automatically reallocated to the Fixed Strategy. After the first Death Benefit is paid, neither CDSC nor MVA will apply to any partial withdrawal or a full surrender. Upon the death of the surviving spouse, provided such death occurs before the Annuitization Date, the Death Benefit will again become payable.
The Spousal Protection Feature is available provided the conditions described below are satisfied:
(1)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner. For contracts issued as an IRA or Roth IRA, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner;
(2)
The spouses must be Annuitant and Co-Annuitants;
(3)
On the date the application is signed, both spouses must be age 85 or younger;
(4)
Both spouses must be named as Beneficiaries;
(5)
No person other than the spouse may be named as Contract Owner, Annuitant, Contingent Annuitant, or primary beneficiary;
(6)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for an IRA or Roth IRA contract, this person must be the Contract Owner); and
(7)
If the Contract Owner requests to add a Co-Annuitant after the Date of Issue, the date of marriage must be after the Date of Issue and Nationwide will require the Contract Owner to provide a copy of the marriage certificate. In addition, the Co-Annuitant that is added must have been no older than age 85 on the date the application was signed.
If a surviving spouse continues the contract under the Spousal Protection Feature, then all Strategies remain in their current Strategy Term, and on the date the Death Benefit is payable, the Contract Value is adjusted as follows:
•
If the Contract Value is greater than or equal to the Death Benefit, no adjustment is made to the Contract Value
•
If the Death Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Death Benefit. The increase to each Strategy’s Strategy Value will be made proportionally based on the Contract Value in the Strategies at the time the adjustment is made. Additionally, each Index Strategy’s Strategy Basis, as defined in the Index Strategy Endorsement, will increase by the same percentage that the Strategy Value increased due to this adjustment.
The process described above is considered payment of the first Death Benefit. Thereafter, the Contract Value may increase or decrease, and partial withdrawals or a full surrender are not subject to a CDSC. The surviving spouse may then name a new Beneficiary but may not name another Co-Annuitant. If the surviving spouse dies before the Annuitization Date, the second Death Benefit becomes payable.
If the marriage of the Annuitant and Co-Annuitant terminates due to divorce, dissolution, or annulment, the Spousal Protection Feature terminates, and the Contract Owner is not permitted to cover a subsequent spouse.

The Spousal Protection Feature may not apply if certain changes to the parties or assignments are made to the Contract. Contract Owners contemplating changes to the parties to the Contract, including assignments, should contact their financial professional to determine how the changes impact the Spousal Protection Feature.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. Her death benefit contains the Spousal Protection Feature. The death benefit on Ms. P’s contract equals $24,000.
Ms. P was married to Mr. P at the time of her death. Under the Spousal Protection Feature, assuming all conditions were met, Mr. P has the option, instead of receiving the $24,000 death benefit, to continue the contract as if it were his own. If he elects to do so, the
Contract Value, if it is lower than $24,000, will be adjusted to equal the $24,000 death benefit. From that point forward, the contract will be his and all provisions of the contract apply. Upon Mr. P’s death, his beneficiary will then receive a death benefit equal to the elected death benefit under the contract.

Performance Lock
During a Strategy Term, if an Index Strategy’s Index Strategy Value exceeds its Strategy Basis multiplied by its Protection Level, the Contract Owner may request a Performance Lock. The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. For each Index Strategy, the Performance Lock feature may be exercised only once during a Strategy Term. If Contract Value is allocated to multiple Index Strategies, the Performance Lock may be exercised for any, all, or none of the Index Strategies during their respective Strategy Terms, but only if each selected Index Strategy’s Index Strategy Value exceeds its Strategy Basis multiplied by its Protection Level. The Contract Owner can request a Performance Lock for only the full Index Strategy Value. Requests for a Performance Lock of partial amounts of an Index Strategy’s Index Strategy Value will not be accepted. A Performance Lock once exercised is irrevocable.
On any Business Day other than the Strategy Term End Date, the Contract Owner may submit a request to the Service Center to exercise a Performance Lock. If Nationwide receives the request prior to the close of business on a Business Day, the Index Strategy Value transferred to the Fixed Strategy will be the Index Strategy Value at the end of the Business Day on which the Performance Lock request is received by Nationwide. If the Performance Lock request is received by Nationwide on a day that is not a Business Day, or after the close of a Business Day, Nationwide will use the next Business Day’s Index Strategy Value. If a Performance Lock is requested but the Index Strategy Value falls below the Strategy Basis multiplied by its Protection Level at the close of the Business Day on which the transfer is to occur, the Performance Lock will not be exercised.
See "Performance Lock Risk" for additional information on the risks associated with the Performance Lock.
If there is no Contract Value allocated to the Fixed Strategy and a Performance Lock is exercised, the date the Index Strategy Value is transferred into the Fixed Strategy is considered the first day of the Fixed Strategy’s Strategy Term and the Strategy Term End Date will be the next Contract Anniversary. The Fixed Strategy Rate that is applicable to the value transferred to the Fixed Strategy via a Performance Lock request is the Fixed Strategy Rate that was set at the beginning of the Contract Year in which the Performance Lock is made.
The amount transferred into the Fixed Strategy will earn interest at the Fixed Strategy Rate until the next Contract Anniversary at which time the Contract Owner can elect to either transfer out some or all of the Fixed Strategy to one or more available Index Strategies or remain in the Fixed Strategy subject to a newly declared Fixed Strategy Rate.
Once the Contract Value has been transferred into the Fixed Strategy, if no election is made prior to the Fixed Strategy’s Strategy Term End Date, the amount allocated to the Fixed Strategy as a result of the Performance Lock will remain in the Fixed Strategy for the next Strategy Term at the Fixed Strategy Rate in effect for that Strategy Term.
Example:

Ms. P allocates $1,000 to an Index Strategy with a 1-year Strategy Term and a 90%
Protection Level. Ms. P’s Index Strategy Basis is equal to the amount allocated to the Index
Strategy ($1,000). Halfway through the 1-year Strategy Term, Ms. P requests a
Performance Lock. At the end of the Business Day on the day the Performance Lock is
processed, the Index Strategy Value is $1,200. The Performance Lock will be processed because the Index Strategy Value of $1,200 is greater than the Index Strategy Basis multiplied by the Protection Level ($1,000 x 90% = $900).

The $1,200 Index Strategy Value will transfer to the Fixed Strategy and remain in the Fixed
Strategy earning interest at the Fixed Strategy Rate until the next Contract Anniversary, at which time Ms. P can transfer the money out of the Fixed Strategy to any available Index
Strategy(ies).

Performance Locks Exercised Within 45 Days of a Contract Anniversary
If a Performance Lock is requested within 45 days prior to a Contract Anniversary, the Contract Owner will not receive notification of the available Strategies and applicable Crediting Factors 30 days prior to the Fixed Strategy’s Strategy Term End Date as described in the "Actions on Strategy Term End Dates" section. Instead, the following will apply:
•
If the Performance Lock is requested through Nationwide’s Service Center via the website or by telephone, the Contract Owner will receive the available Strategies and Crediting Factors at the time of the request; or
•
If the Performance Lock is requested by mail, the Contract Owner will need to contact the Service Center for the available Strategies and applicable Crediting Factors prior to the Strategy Term End Date.
Ownership and Interests in the Contract
Contract Owner
Prior to the Annuitization Date, the Contract Owner has all rights under the Contract, unless a Joint Owner is named. If a Joint Owner is named, each Joint Owner has all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the contract.
On the Annuitization Date, the Contract Owner cedes all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner, unless the Contract Owner is a Charitable Remainder Trust. If the Contract Owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the Contract Owner after Annuitization.
Joint Owner
Prior to Annuitization, Joint Owners each own an undivided interest in the Contract.
Non-Qualified Contract Owners can name a Joint Owner at any time before the Annuitization Date. However, Joint Owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal Joint Owners. Joint ownership is not permitted for Contracts owned by a non-natural Contract Owner.
Generally, the exercise of any ownership rights under the Contract must be in writing and signed by both Joint Owners. However, if a written election, signed by both Contract Owners, authorizing Nationwide to allow the exercise of ownership rights independently by either Joint Owner is submitted, Nationwide will permit Joint Owners to act independently. If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.
If either Joint Owner dies before the Annuitization Date, the Contract continues with the surviving Joint Owner as the remaining Contract Owner.
On the Annuitization Date, both Joint Owners cede all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner.
Annuitant
Prior to the Annuitization Date, the Annuitant has no interest in the contract, but must be named in the application. Only Non-Qualified Contract Owners may name someone other than himself/herself as the Annuitant. This Annuitant must be age 85 or younger on the date the application is signed, unless Nationwide approves a request for an Annuitant of greater age. Prior to the Annuitization Date, the Annuitant’s death triggers payment of the Death Benefit.

On the Annuitization Date, the Annuitant becomes the new owner and has all ownership rights in the contract. The Annuitant is the person who receives annuity payments and the person upon whose continuation of life any annuity payment involving life contingencies depends.
Contingent Annuitant
Prior to the Annuitization Date, if the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant and all provisions of the Contract that are based on the Annuitant’s death prior to the Annuitization Date will be based on the death of the Contingent Annuitant. Only Non-Qualified Contract Owners may name a Contingent Annuitant. Once the Contingent Annuitant becomes the Annuitant, a new Contingent Annuitant cannot be named.
On the date the application is signed, the Contingent Annuitant must be age 85 or younger unless Nationwide approves a request to name an older Contingent Annuitant.
Co-Annuitant
Prior to the Annuitization Date, a Co-Annuitant is entitled to receive the benefit of the Spousal Protection Feature, provided all of the requirements set forth in the "Spousal Protection Feature" section are met. A Co-Annuitant, if named, must be the Annuitant’s spouse. If either Co-Annuitant dies before the Annuitization Date, the surviving Co-Annuitant may continue the Contract and will receive the benefit of the Spousal Protection Feature.
After the Annuitization Date, the Co-Annuitant has no interest in the Contract.
Joint Annuitant
Prior to Annuitization, there is no joint annuitant.
At Annuitization, if applicable, a joint annuitant is named. The joint annuitant is designated as a second person (in addition to the Annuitant) upon whose continuation of life any annuity payment involving life contingencies depends.
Beneficiary and Contingent Beneficiary
Prior to Annuitization, the Beneficiary is the person who is entitled to the Death Benefit if the Annuitant (and Contingent Annuitant, if applicable) dies before the Annuitization Date. The Contract Owner can name more than one Beneficiary. Multiple Beneficiaries will share the death benefit equally, unless otherwise specified.
A Contingent Beneficiary will succeed to the rights of the Beneficiary if no Beneficiary is alive when a Death Benefit is paid. The Contract Owner can name more than one Contingent Beneficiary. Multiple Contingent Beneficiaries will share the Death Benefit equally, unless otherwise specified.
After Annuitization, the Beneficiaries and Contingent Beneficiaries have no interest in the Contract.
Changes to the Parties to the Contract
To the extent allowed by state law, we reserve the right to refuse our consent to any request to change the Contract Owner at any time on a non-discriminatory basis if the change would violate or result in noncompliance with any applicable state or federal law or regulation. Prior to the Annuitization Date (and subject to any existing assignments), the Contract Owner may request to change the following:
•
Contract Owner (Non-Qualified Contracts only);
•
Joint Owner (must be the Contract Owner’s spouse);
•
Annuitant (subject to Nationwide’s underwriting and approval);
•
Contingent Annuitant (subject to Nationwide’s underwriting and approval);
•
Co-Annuitant (subject to the conditions of the Spousal Protection Feature, must be the Annuitant’s spouse);
•
Beneficiary; or
•
Contingent Beneficiary
The Contract Owner must submit the request to Nationwide in writing and Nationwide must receive the request at the Service Center before the Annuitization Date. Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed (unless otherwise specified by the Contract Owner), whether or not the Contract Owner or Annuitant is living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded. Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the Contract.
If the Contract Owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the Contract Owner died at the time of the change, regardless of whether the Contract Owner named a Contingent Annuitant.
Any request to change the Contract Owner must be signed by the existing Contract Owner and the person designated as the new Contract Owner. Nationwide may require a signature guarantee. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes. Certain features under the Contract may have specific requirements as to who can be named as the Contract Owner, Annuitant, Co-Annuitant, and/or Beneficiary in order to receive the benefit of the feature. Changes to the parties to the Contract may result in the termination or loss of benefit of these features.
If Nationwide permits an assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under the "Impact of Ownership Changes and Assignment on the Death Benefit" section are satisfied.
Community Property States
In community property states, the Contract Owner’s spouse may have a community property interest in the proceeds of an annuity contract even if the spouse is not a named party on the Contract. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Contract Owner should seek legal advice regarding the applicability of community property laws to the contract and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the Contract.
Assignment
To the extent allowed by state law, Nationwide reserves the right to refuse its consent to any assignment at any time on a non-discriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. The Contract Owner may request to assign or transfer rights under the Contract by sending Nationwide a signed and dated request. Nationwide will not be bound by an assignment until it acknowledges the assignment.
If Nationwide consents to an assignment, the assignment takes effect on the date it is signed, unless otherwise specified by the request. Nationwide is not responsible for the validity of an assignment, any tax consequences of any assignment, or for any payment or other settlement made prior to our receipt and consent of and assignment.
Upon assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under the "Impact of Ownership Changes and Assignment on the Death Benefit" section are satisfied.
Impact of Ownership Changes and Assignment on the Death Benefit
If the Contract Owner is changed, or if the Contract is assigned, prior to the Death Benefit becoming payable, the Death Benefit will equal the Surrender Value, except in any of the following circumstances:
(1)
The new Contract Owner or assignee assumes full ownership of the Contract. We reserve the right to determine when such circumstances occur in our sole discretion. Examples of such circumstances may include (a) when ownership is transferred from an individual to a revocable trust for the benefit of the same individual; (b) when ownership changes due to a change in a Contract Owner’s spouse; or (c) when ownership changes because there is a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime.
(2)
Ownership of a Contract as an IRA or Roth IRA is being changed from one custodian to another, from the Contract Owner to a custodian, or from a custodian to the Contract Owner.
(3)
The assignment is for the purpose of effectuating an exchange pursuant to Section 1035 of the Code.
(4)
The change is the removal of a Contract Owner or Joint Owner when the Contract is jointly owned.

Beneficially Owned Contracts
A beneficially owned contract is a contract that is inherited or purchased by a beneficiary and the beneficiary holds the contract as a beneficiary (as opposed to treating the contract as his/her own) to facilitate the distribution of a Death Benefit or Contract Value in accordance with the applicable federal tax laws (see "Appendix C: Contract Types and Tax Information"). An owner of a beneficially owned contract is referred to as a "beneficial owner."
There are two types of beneficially owned contracts, a "continued beneficially owned contract" and a "purchased beneficially owned contract." A continued beneficially owned contract is when a beneficiary inherits a contract and continues that contract as a beneficial owner. A "purchased beneficially owned contract" is when a beneficiary purchases a new contract using a death benefit or contract value that the beneficiary inherited under a different annuity contract.
Not all options and features described in this prospectus are available to beneficially owned contracts:
•
Withdrawals under beneficially owned contracts are subject to applicable CDSC and MVA except when the withdrawals are made from a continued beneficially owned contract that is inherited as death benefit proceeds (as opposed to inherited contract value).
•
A beneficial owner must be both the Contract Owner and the Annuitant of a beneficially owned contract, and no additional parties may be named, except that a purchased beneficially owned contract may name a Co-Annuitant, if applicable.
•
No changes to the parties will be permitted on any beneficially owned contract, except that a beneficial owner may request changes to their successor beneficiary(ies).
•
Beneficially owned contracts cannot be assigned, except that a beneficial owner may assign rights to the distribution payments.
•
There is no death benefit payable on a on a continued beneficially owned contract. After the death of the beneficial owner, any remaining death benefit or contract value to be distributed will be payable to a successor beneficiary in accordance with applicable federal tax laws.
A beneficiary who is the surviving spouse of a contract owner has the option under the tax laws to continue the contract as the sole contract owner and treat the contract as the spouse’s own. If a spouse continues the contract as the sole contract owner, the spouse will not be treated as a beneficial owner and this section will not apply.
Operation of the Contract
Contract Value and Strategy Values
The Contract Value is calculated each Business Day and is the sum of the Fixed Strategy Value and the Index Strategy Values for each of the Index Strategies.
The Fixed Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited, less any withdrawals (including any applicable CDSC, MVA and taxes).
The Index Strategy Value is calculated separately for each Index Strategy and is equal to the Index Strategy’s Index Strategy Basis plus the Index Strategy Earnings (which may be positive, negative, or equal to zero).
Index Strategy Basis
The Index Strategy Basis is a value used to calculate the Index Strategy Value and the Index Strategy Earnings. The Index Strategy Basis is not a cash value under the Contract and cannot be surrendered, although it is a component of the Index Strategy Value which represents the value that can be surrendered.
On the first day of a Strategy Term, the Index Strategy Basis of an Index Strategy equals the amount allocated to the Index Strategy. On any day during a Strategy Term other than the Strategy Term End Date, the Index Strategy Basis is equal to the Index Strategy Basis on the first day of the Strategy Term minus adjustments for any partial withdrawals (including any applicable CDSC), MVA and taxes) and any fees that occurred during the Strategy Term, and increased by the same percentage of any adjustment to the Index Strategy Value under any applicable death benefit under the Contract. On the Strategy Term End Date, after the Index Strategy Value is calculated, the Index Strategy Basis is reset to equal the Index Strategy Value.

Partial withdrawals, fees, and premium taxes reduce the Index Strategy Basis in the same proportion that the partial withdrawal, fee, or premium tax reduced the Index Strategy’s Index Strategy Value on the date the transaction occurs. Specifically, the reduction to an Index Strategy’s Index Strategy Basis is calculated as follows:
Total partial withdrawal, fee, and/or premium tax deducted from Index Strategy Value on a specific date Index Strategy Value on the date of the transaction	X	Index Strategy Basis on the date of the transaction
The practical effect of this formula is that when the Index Strategy Basis is greater than the Index Strategy Value at the time of the transaction, the Index Strategy Basis will be reduced by more than the dollar amount of the withdrawal, fee, and/or premium tax. For example, if a $4,500 withdrawal (assuming no fees or premium taxes) is taken and on that date the Index Strategy Value is $135,000 and the Index Strategy Basis is $150,000, the Index Strategy Value will be reduced by $4,500 and the Index Strategy Basis will be reduced by $5,000 ($4,500/$135,000 x $150,000 = $5,000).
Surrender Value
The Surrender Value is the amount available upon full surrender of the Contract. The Surrender Value is equal to the Contract Value less any applicable CDSC and premium taxes, plus any applicable MVA. Nationwide may deduct taxes from the Surrender Value.
A full surrender of the Fixed Strategy Value is subject to minimum amounts required by state law. Nationwide guarantees that any full surrender of the Fixed Strategy Value will be at least equal to the minimums required by state law. A full surrender of any Index Strategies that offer Index Strategy MNV will never be less than the Index Strategy MNV.
See "Market Value Adjustment (MVA)."
Index Strategy Earnings
Index Strategy Earnings can be positive, negative, or equal to zero. How Index Strategy Earnings are calculated depends on the day of the Strategy Term in which they are calculated. Index Strategy Earnings are calculated differently on a Strategy Term End Date than on any other day during the Strategy Term, as described below.
Term End Index Strategy Earnings
On a Strategy Term End Date, the Index Strategy Earnings that will be applied to a Strategy are equal to the Index Strategy Basis on the Strategy Term End Date multiplied by the Term End ISE Percentage. On a Strategy Term End Date, Index Strategy Earnings are always calculated using the Term End ISE Percentage, which differs from Daily Index Strategy Earnings calculated on any other day during the Strategy Term, which uses the Daily ISE Percentage.
Term End Index Strategy Earnings are calculated using the following process:
•
First, Nationwide calculates the Index Performance, which is the percentage change in the value of the Index between the first day of the Strategy Term and the Strategy Term End Date (i.e., on a "point-to-point" basis).
•
Second, Nationwide calculates the Adjusted Index Performance (AIP), which reflects the application of the Participation Rate and the Strategy Spread to the Index Performance. The formula for calculating the AIP is as follows: (Index Performance x Participation Rate) – (Strategy Spread x Elapsed Term).
•
Third, Nationwide calculates the Term End ISE Percentage, which is the greater of (a) the AIP or (b) the Protection Level minus 100%.
•
Fourth, Nationwide calculates the dollar amount of gains or losses that will be applied to the Contract by multiplying the Term End ISE Percentage by the Index Strategy Basis.
Term End Index Strategy Earnings Percentage (Term End ISE Percentage)
The Term End ISE Percentage is based on the AIP, which is the percentage gain or loss in the Strategy Value at the end of the Strategy Term, calculated using the Crediting Factors applied to the Index Performance, prior to the application of the Protection Level.
The Term End ISE Percentage is equal to the greater of the Adjusted Index Performance (AIP) and the Protection Level minus 100%. The AIP is calculated as the Participation Rate multiplied by the Index Performance less the Strategy Spread multiplied by the Elapsed Term in years. The Index Performance is the change in an Index Value, expressed as a percentage, between the first day of a Strategy Term and the last day of a Strategy Term.

Term End ISE Percentage Calculation Examples:
The following examples illustrate how we calculate and credit interest assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
The following examples assume an Index Strategy with a 1-year Strategy Term, a Participation Rate of 80%, a Strategy Spread of 2% and a Protection Level of 95%:
•
If the Index Performance at the end of the Strategy Term is 10%, then the AIP on that date would be 6% (10% Index Performance x 80% Participation Rate minus 2% Strategy Spread x Elapsed Term of 1). The Term End ISE Percentage would be 6% (the greater of the AIP (i.e., 6%) and the Protection Level minus 100% (i.e., -5%)).
•
If the Index Performance at the end of the Strategy Term is 1%, then the AIP on that date would be -1.2% (1% Index Performance x 80% Participation Rate minus 2% Strategy Spread x Elapsed Term of 1). The Term End ISE Percentage would be -1.2% (the greater of the AIP (i.e., -1.2%) and the Protection Level minus 100% (i.e., -5%)).
•
If the Index Performance at the end of the Strategy Term is -10%, then the AIP on that date would be -10% (-10% Index Performance x 80% Participation Rate minus 2% Strategy Spread x Elapsed Term of 1). The Term End ISE Percentage would be -5% (the greater of the AIP (i.e., -10%) and the Protection Level minus 100% (i.e., -5%)).
Term End Strategy Earnings Examples
The following examples assume a Strategy Basis of $50,000.
Term End Index Strategy Earnings = Strategy Basis x Term End ISE Percentage.
•
If the Term End ISE Percentage equals 10%, then the term end Index Strategy Earnings would be $5,000 ($50,000 x 10%)
•
If the Term End ISE Percentage equals 0%, then the term end Index Strategy Earnings would be $0 ($50,000 x 0%)
•
If the Term End ISE Percentage equals -8%, then the term end Index Strategy Earnings would be -$4,000 ($50,000 x -8%)
See "Appendix E: Term End Index Strategy Earnings Examples" for additional Term End Strategy Earnings calculations.
Daily Index Strategy Earnings
On any Business Day other than the Strategy Term End Date, the Index Strategy Earnings that will be applied to a Strategy are equal to the Index Strategy Basis on that day multiplied by the Daily ISE Percentage. Daily Index Strategy Earnings are always calculated using the Daily ISE Percentage, which differs from term end Index Strategy Earnings, which uses the Term End ISE Percentage.
Daily Index Strategy Earnings Percentage (Daily ISE Percentage)
A Daily ISE Percentage is calculated separately for each Index Strategy in which Contract Value is allocated. The Daily ISE Percentage is equal to the greater of the floor provided by the Protection Level (which is the Protection Level minus 100%) and the Daily Pre-Protection Level ISE Percentage.
The Daily Pre-Protection Level ISE Percentage is the percentage of gain or loss in the Index Strategy Value from the start of the Strategy Term to the calculation date prior to applying the Protection Level.
The Daily Pre-Protection Level ISE Percentage is not directly related to the Index Performance (although performance of the Index impacts the Daily Pre-Protection Level ISE Percentage) and the Daily Pre-Protection Level ISE Percentage may be negative even when the performance of the Index is positive due to market factors that impact the inputs used to value the hypothetical investment in the derivatives used to calculate the Daily Pre-Protection Level ISE Percentage.
To calculate the Daily Pre-Protection Level ISE Percentage, Nationwide uses a proxy fair market value methodology to value hypothetical investments in derivatives that provides an estimated present value of what the Term End ISE Percentage will be on the Strategy Term End Date. The estimated present value takes into account the impact of the applicable Participation Rate and Strategy Spread; however, they do not apply in the same way as they do when calculating the Term End ISE Percentage. The Daily Pre-Protection Level ISE Percentage is intended to protect Nationwide from losses on the derivatives when amounts are withdrawn from an Index Strategy prior to the Strategy Term End Date.

The Daily Pre-Protection Level ISE Percentage is reduced by an amount reflecting the cost of instruments used to provide the performance offered by the Contract. At the start of the Strategy Term, this deduction is equal to the cost, on that date, of hypothetical derivatives which provide the Term End Strategy Earnings, and this deduction declines to zero over the course of the Strategy Term. The Daily Pre-Protection Level ISE Percentage is also reduced by a trading cost, which is an amount intended to represent the additional cost of selling hypothetical options.
The valuation of the hypothetical investments is based on standard methods for valuing derivatives and, where possible, based on inputs from third party vendors. The methodology used to value these hypothetical investments is determined solely by Nationwide and may vary from other estimated valuations or the actual selling price of identical investments. More specifically, the Daily Pre-Protection Level ISE Percentage is calculated using the following formula:
A + Fixed Income Proxy – C – 1, defined as follows:
A = A proxy of the fair value, expressed as a percentage, as of the current date, of financial instruments that represent Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
Fixed Income Proxy = (1 – B) ((T – t) / T), where:
B = A proxy of the fair value, expressed as a percentage, as of the first day of the Strategy Term, of financial instruments that represent Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
t = Time elapsed since the first day of the Strategy Term, in years
T = Strategy Term length
C = trading cost, which is calculated as the greater of:
Zero; or
the trading cost rate (as stated in the Contract) multiplied by (T-t).
See the Statement of Additional Information for more information and examples of the Daily ISE Percentage calculation.
Minimum Nonforfeiture Value
Fixed Strategy Minimum Nonforfeiture Value
The Fixed Strategy Minimum Nonforfeiture Value ("Fixed Strategy MNV") is the minimum guaranteed value a Contract Owner is entitled to upon a full surrender of amounts allocated to the Fixed Strategy and upon a full transfer from the Fixed Strategy to an Index Strategy with a Protection Level less than 100%.
On the Date of Issue, the Fixed Strategy MNV is equal to the Purchase Payment allocated to the Fixed Strategy multiplied by the Nonforfeiture Purchase Payment Factor. The Nonforfeiture Purchase Payment Factor is declared by Nationwide and stated in your Contract.
After the Date of Issue, the Fixed Strategy MNV will:
•
increase by the interest credited at the applicable Fixed Strategy Minimum Nonforfeiture Rate;
•
increase by transfers from an Index Strategy that does not offer Index Strategy MNV (the Nonforfeiture Purchase Payment Factor is applied to the Index Strategy Value transferred to the Fixed Strategy);
•
increase by transfers from an Index Strategy that offers Index Strategy MNV (Index Strategy MNV times the ratio of the Index Strategy Value being transferred from the Index Strategy that offers Index Strategy MNV divided by the total Index Strategy Value of Index Strategies that offer Index Strategy MNV);
•
decrease by transfers to an Index Strategy that does not offer Index Strategy MNV (the Fixed Strategy MNV is reduced by the Strategy Value transferred);
•
decrease by transfers to an Index Strategy that offers Index Strategy MNV (Fixed Strategy MNV times the ratio of the Fixed Strategy Value being transferred divided by the total Fixed Strategy Value); and
•
decrease by the amount of any withdrawals from the Fixed Strategy.
If the Fixed Strategy Value is zero, the Fixed Strategy MNV is zero. The Fixed Strategy MNV can never be less than zero.
See "Appendix F: Minimum Nonforfeiture Value Examples" for examples of how the Fixed Strategy MNV is calculated.

The Fixed Strategy MNV may be greater than or less than both the Surrender Value attributable to the Fixed Strategy prior to applying the MNV or the amount of the full transfer out of the Fixed Strategy prior to applying the MNV.
Upon a full transfer out of Fixed Strategy, the following occurs:
(1)
For amounts transferred to Index Strategies that do not have a 100% Protection Level, the amount transferred will be the greater of the Fixed Strategy Value applied proportionately and the Fixed Strategy MNV, applied proportionately.
(2)
For amounts transferred to an Index Strategy with a 100% Protection Level, the amount transferred will be the Fixed Strategy Value, applied proportionately, and the amount transferred to the Index Strategy MNV will be the Fixed Strategy MNV, applied proportionately.
See the Statement of Additional Information for additional information and examples.
Any paid-up annuity, cash Surrender Value or Death Benefit that may become payable from the Fixed Strategy will never be less than the minimum benefits required by applicable state law.
The Fixed Strategy Minimum Nonforfeiture Rate(s) is the interest rate(s) used to calculate the Fixed Strategy Minimum Nonforfeiture Value. The initial Fixed Strategy Minimum Nonforfeiture Rate is stated in your Contract. Thereafter, the Fixed Strategy Minimum Nonforfeiture Rate is recalculated on each Redetermination Date. The Fixed Strategy Minimum Nonforfeiture Rate will be at least the average of the weekly 5-year Constant Maturity Treasury rate for the calendar quarter, excluding the last week (rounded to the nearest 1/20th of 1%), preceding the Date of Issue or a Redetermination Date minus 1.25%, but it will never be greater than 3.0%, nor will it be less than the minimum required by applicable state law. The Fixed Strategy Minimum Nonforfeiture Rate may be equal to or greater than the minimum nonforfeiture rate used to calculate an Index Strategy Minimum Nonforfeiture Value.
Index Strategy Minimum Nonforfeiture Value
The Index Strategy Minimum Nonforfeiture Value ("Index Strategy MNV") is the minimum value a Contract Owner is entitled to upon a full surrender of the Contract Value allocated to all Index Strategies with a 100% Protection Level and upon a full transfer out of all Index Strategies with a 100% Protection Level to an Index Strategy(ies) that does not offer an Index Strategy MNV.
On the Date of Issue, the Index Strategy MNV is equal to the total Purchase Payment allocated to all Index Strategies with 100% Protection Levels, multiplied by the Nonforfeiture Purchase Payment Factor as stated in the Contract.
After the Date of Issue, the Index Strategy MNV will:
•
increase by interest credited at the applicable Index Strategy Minimum Nonforfeiture Rate;
•
increase by transfers from an Index Strategy that does not offer Index Strategy MNV (the Nonforfeiture Purchase Payment Factor is applied to the Index Strategy Value transferred to the Index Strategy offering Index Strategy MNV);
•
increase by transfers from the Fixed Strategy (Fixed Strategy MNV times the ratio of the Fixed Strategy Value being transferred divided by the total Fixed Strategy Value);
•
decrease by transfers to an Index Strategy that does not offer Index Strategy MNV (the Index Strategy MNV is reduced by the Strategy Value transferred);
•
decrease by transfers to the Fixed Strategy (Index Strategy MNV times the ratio of the Index Strategy Value that offers Index Strategy MNV being transferred divided by the total Index Strategy Value of Index Strategies that offer Index Strategy MNV); and
•
decrease by the amount of any withdrawals from Index Strategies with a 100% Protection Level.
If the Index Strategy Value of all Index Strategies that offer Index Strategy MNV is zero, the Index Strategy MNV is zero. The Index Strategy MNV can never be less than zero.
See "Appendix F: Minimum Nonforfeiture Value Examples" for examples of how the Fixed Strategy MNV is calculated.
The Index Strategy MNV may be greater than or less than both the Surrender Value attributable to those Index Strategies that offer Index Strategy MNV before applying the Index Strategy MNV or the amount of the full transfer out of it before applying the Index Strategy MNV.
Upon a full transfer out of Index Strategy(ies) with a 100% Protection Level, the following occurs:

(1)
For amounts transferred to Index Strategies that do not have a 100% Protection Level, the Strategy Value transferred into the Index Strategies that do not have a 100% Protection Level will be the greater of the Index Strategy Value applied proportionately and the Index Strategy MNV, applied proportionately.
(2)
For amounts transferred to the Fixed Strategy, the Strategy Value transferred into the Fixed Strategy will be the Index Strategy Value, applied proportionately, and the amount transferred to the Fixed Strategy MNV will be the Index Strategy MNV, applied proportionately.
Upon full surrender of all Index Strategies that offer Index Strategy MNV, the Contract Owner will receive the greater of the portion of the Surrender Value attributable to those Strategies, or the Index Strategy Minimum Nonforfeiture Value. See the Statement of Additional Information for example calculations.
Any paid-up annuity, cash Surrender Value or Death Benefit that may become payable from any Index Strategies that offer Index Strategy MNV will never be less than the Index Strategy MNV.
The Index Strategy Minimum Nonforfeiture Rate(s) is the interest rate(s) used to calculate the Index Strategy Minimum Nonforfeiture Value. The Index Strategy Minimum Nonforfeiture Rate is calculated on the Date of Issue and on each Redetermination Date. The initial Index Strategy Minimum Nonforfeiture Rate is stated in the Contract. The Index Strategy Minimum Nonforfeiture Rate may be equal to or less than the Fixed Strategy Minimum Nonforfeiture Rate, but will not be less than the minimum rate required by applicable state law.
Right to Examine and Cancel
The Contract Owner has the right to examine and cancel the Contract. If the Contract Owner elects to cancel the Contract, he/she may return it to the Service Center within a certain period of time known as the "free look" period and no CDSC or MVA will apply to this cancellation. Depending on the state in which the Contract was purchased (and, in some states, if the Contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Date of Issue regardless of the state in which your Contract was issued.
If the Contract Owner elects to cancel the Contract pursuant to the free look provision, Nationwide will cancel the Contract and, in most jurisdictions, the Purchase Payment, less any withdrawals from the Contract (including any CDSC, MVA and Daily ISE Percentage applied to those withdrawals), will be refunded. Otherwise, where required by law, Nationwide will return the Contract Value as of the date of the cancellation, less any applicable federal and state income tax withholding. The Contract Value returned may be more or less than the Purchase Payment and if a negative Daily ISE Percentage is applied, a loss may result.
Withdrawals
The Contract Owner may take a partial withdrawal or full surrender of the Contract at any time prior to the Annuitization Date or the death of the Annuitant. Withdrawals from the Contract may be subject to a CDSC and MVA. Withdrawals from the Contract may also be subject to federal income tax, and/or a tax penalty (see "Appendix C: Contract Types and Tax Information").
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings, which may result in losses even when the performance of the Index has increased since the beginning of the Strategy Term. These losses are realized when a partial withdrawal or full surrender is taken. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
The Contract Owner must submit a request for a partial withdrawal or full surrender to the Service Center. Nationwide will not process a request until it is received by Nationwide in good order. Nationwide will not consider the request to be in good order unless the request (i) is in writing or another form that Nationwide deems acceptable and (ii) includes all the information necessary for Nationwide to process the request. For a partial withdrawal, the withdrawal must be at least $100. Nationwide reserves the right to require that the signature(s) associated with any partial withdrawal or full surrender request be guaranteed by a qualifying institution or other firm qualified to give such a guaranty.
Nationwide has the right to suspend or delay the date of any partial withdrawal or full surrender payment when the partial withdrawal or full surrender request is in a form that is not acceptable to Nationwide. Nationwide further reserves the right to delay payment of a partial withdrawal or full surrender for up to six months from the date the request is received by Nationwide, subject to regulatory approval.

When Nationwide receives a completed partial withdrawal or full surrender request (including all information necessary for Nationwide to process the partial withdrawal or full surrender), Nationwide will process the request by deducting the amount requested from the Contract Value. The amount received by the Contract Owner will be equal to the amount of the partial withdrawal or full surrender requested, minus any applicable CDSC and any applicable taxes (including premium taxes), plus any applicable MVA.
Partial withdrawals will be taken proportionally from the Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the request. In addition, partial withdrawals reduce the Index Strategy Basis in the same proportion that the partial withdrawal reduces the Index Strategy’s Index Strategy Value on the date the partial withdrawal occurs. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal.
If a full surrender of the Contract is requested, the Contract Owner will receive the Surrender Value. See "Surrender Value." A full surrender terminates the Contract.
For tax purposes, a withdrawal will be treated as a withdrawal of earnings first.
Partial Withdrawal Treated as a Full Surrender
Nationwide may treat a request for a partial withdrawal as a request for a full surrender of the Contract if: (a) the partial withdrawal would reduce the Contract Value to an amount less than $5,000; and (b) the Purchase Payment minus the sum of any withdrawals is less than $5,000.
Systematic Withdrawals
The Contract Owner may elect in writing on a form provided by Nationwide to take systematic withdrawals of a specified dollar amount on a monthly, quarterly, semi-annual, or annual basis. The minimum withdrawal amount allowed for this type of systematic transaction is $100. A CDSC and MVA may apply to systematic withdrawals. Unless otherwise instructed, Nationwide will withhold federal income taxes from each systematic withdrawal. Systematic withdrawals will be taken proportionally from Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the systematic withdrawal. Systematic withdrawals may be discontinued at any time by notification to Nationwide in writing or other form acceptable to Nationwide.
Systematic withdrawals are not available prior to the expiration of the Right to Examine and Cancel period. See "Right to Examine and Cancel."
Example:
Ms. H elects to take Systematic Withdrawals equal to $5,000 on a quarterly basis. Each quarter Nationwide will withdraw $5,000 from Ms. H’s contract proportionally from each
Strategy, and will mail her a check or wire the funds to the financial institution of her choice.

Death Benefit
Death Prior to Annuitization
Death of Contract Owner who is not the Annuitant
If the deceased Contract Owner (or Joint Owner) is not an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, no Death Benefit is payable. Under such circumstances, contractual rights under the Contract will succeed as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor becomes the sole Contract Owner. The Contract otherwise continues uninterrupted.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner becomes the new Contract Owner

Death of Contract Owner who is the Annuitant
If the deceased Contract Owner (or Joint Owner) is an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. There will no longer be a Contingent Annuitant under the Contract.
If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor is entitled to the Death Benefit.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) is (are) entitled to the Death Benefit.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner is entitled to the Death Benefit.
Death of Annuitant who is not the Contract Owner
If the deceased Annuitant is not the Contract Owner (or Joint Owner), and the deceased Annuitant dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is a Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. The Contract otherwise continues without interruption and there will no longer be a Contingent Annuitant under the Contract.
If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Beneficiary(ies). The Beneficiary(ies) is (are) entitled to the Death Benefit
(2)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
Death After Annuitization
After the Annuitization Date, under no circumstances will the Death Benefit become payable. All payments under the Contract depend on the annuity payment option selected.
Payment of the Death Benefit
When the Death Benefit becomes payable, Nationwide will not pay the Death Benefit until it receives in writing at the Service Center each of the following:
•
Proper proof of death
•
Instructions regarding the method of distribution; and
•
Any forms required by a state or other jurisdiction.
Proper proof of death includes:
•
A certified copy of the death certificate of the deceased Annuitant;
•
A copy of a certified decree of a court of competent jurisdiction as to the finding of death;
•
A written statement by a medical doctor who attended the deceased; or
•
Any other proof of death that we deem acceptable.
The methods of distribution depend on the person (or people) to whom the Death Benefit will be paid. Under all circumstances, the method of distribution selected must comply with any applicable requirements under the Code.
The following applies to the payment of the Death Benefit:

(1)
If the person entitled to receive the Death Benefit is the surviving spouse of the deceased Contract Owner, the surviving spouse can do one of the following:
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity;
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide; or
d. Elect to continue the Contract with his or her portion of the Death Benefit and become the new Contract Owner.
(2)
For any other person(s) entitled to receive the Death Benefit, he or she can do one of the following
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity; or
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide.
Premium taxes may be deducted from the Death Benefit.
If the Contract has more than one Beneficiary entitled to the Death Benefit, the Contract Value will continue to be allocated to the applicable Strategies until the first Beneficiary provides Nationwide with all the information necessary to pay that Beneficiary’s portion of the Death Benefit. At the time the first Beneficiary’s proceeds are paid, the remaining portion(s) of the Death Benefit that is allocated to the Strategies will be reallocated to the Fixed Strategy until instructions are received from the remaining Beneficiary(ies).
Except for a surviving spouse that is continuing the Contract, if any Beneficiary entitled to receive the Death Benefit elects to continue the Contract as the new contract owner or becomes a beneficial owner of the Contract, the Beneficiary’s entire portion of the Death Benefit will be automatically reallocated to the Fixed Strategy. This reallocation to the Fixed Strategy will occur on the date the Beneficiary’s election is received in good order. The Fixed Strategy’s Strategy Term will begin on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Fixed Strategy. For as long as Nationwide declares Fixed Strategy Rates for new business, the Fixed Strategy Rate will be the new business Fixed Strategy Rate in effect for Contracts issued on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Fixed Strategy. If Nationwide no longer declares new business Fixed Strategy Rates, Nationwide will declare Fixed Strategy Rates for beneficially owned contracts at its sole discretion which are guaranteed to be at least 0.25%.
For a surviving spouse that continues the Contract under the Spousal Protection Feature, see "Spousal Protection Feature" below. A surviving spouse that is continuing the Contract under the Spousal Protection Feature will not be reallocated to the Fixed Strategy as described above.
Death Benefit Calculations
On the date the application for the Contract is signed:
•
if the age of the Annuitant and Co-Annuitant, if applicable, is less than or equal to age 75, then the Death Benefit will be the greater of the Contract Value or the total Purchase Payment made to the Contract reduced by any withdrawals in the proportion that such withdrawals reduced the Contract Value on the date of the withdrawal; or
•
if the age of either the Annuitant or Co-Annuitant is greater than age 75, then the Death Benefit will be the Contract Value.
See "Standard Death Benefit."
As indicated previously, the Death Benefit calculations discussed in this provision may not apply if the Contract Owner has been changed or the Contract has been assigned. See "Impact of Ownership Changes and Assignment on the Death Benefit."
The Death Benefit is calculated as of the date Nationwide receives:
(1)
proper proof of the Annuitant’s death
(2)
an election specifying the distribution method; and

(3)
any state required form(s).
Annuity Commencement Date
The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. Generally, the Contract Owner designates the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90. The Contract Owner may initiate a change to the Annuity Commencement Date at any time. Additionally, Nationwide will notify the Contract Owner approximately 90 days before the impending Annuity Commencement Date of the opportunity to change the Annuity Commencement Date or Annuitize the Contract.
Any request to change the Annuity Commencement Date must meet the following requirements:
•
the request is made prior to the Annuitization Date;
•
the requested date is at least two years after the Date of Issue;
•
the requested date is not later than the first day of the first calendar month after the Annuitant’s 115th birthday unless approved by Nationwide; and
•
the request for change is made in writing, submitted to the Service Center and approved by Nationwide.
Generally, Nationwide will not initiate Annuitization until specifically directed to do so. However, for Non-Qualified Contracts only, Nationwide will automatically initiate Annuitization within 45 days after the Annuity Commencement Date (whether default or otherwise), unless (1) Nationwide has had direct contact with the Contract Owner (indicating that the contract is not abandoned); or (2) the Contract Owner has taken some type of action which is inconsistent with the desire to annuitize.
Annuitizing the Contract
Annuitization
On the Annuitization Date, the Contract Value, less any premium tax, will be applied under the annuity payment option selected. Annuitization is the period during which annuity payments are received. Annuitization is irrevocable once annuity payments have begun. Upon the Annuitization Date, the Contract Owner must elect an annuity payment option.
Annuity purchase rates are used to determine the amount of the annuity payments based upon the annuity payment option elected. Actual purchase rates used to determine annuity payments will be those in effect on the Annuitization Date. Annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by Nationwide at the time to the same class of annuitants.
Any optional death benefit that the Contract Owner elects will automatically terminate upon Annuitization.
Fixed Annuity Payments
Fixed annuity payments provide for level annuity payments. The fixed annuity payments will remain level unless the annuity payment option provides otherwise.
Lump sum annuity payment options are not available.
Frequency and Amount of Payments
Annuity payments are based on the annuity payment option elected.
Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100. The payment frequency will be changed to an interval that will result in payments of at least $100. Nationwide will send annuity payments no later than 10 Business Days after each annuity payment date.
Annuity Payment Options
The Annuitant must elect an annuity payment option before the Annuitization Date.

For Contracts issued before the later of April 1, 2025, or state approval, if no annuity payment option is selected prior to the latest possible Annuitization Date, we will automatically set it as either 1) a fixed Single Life Annuity With 240 Monthly Payments Guaranteed or 2) a fixed Single Life Annuity With Term Certain with a guaranteed period of payments equal to the annuitant's life expectancy, calculated using the prevailing annuity valuation mortality table at the time of annuitization, whichever is available on the Annuitization Date.
For Contracts issued on or after the later of April 1, 2025, or state approval, if no annuity payment option is selected prior to the latest possible Annuitization Date, we will automatically set it as either 1) a fixed Single Life Annuity With 240 Monthly Payments Guaranteed or 2) a fixed Single Life Annuity With Term Certain with a guaranteed period of payments equal to the greater of five years or the annuitant's life expectancy, calculated using the prevailing annuity valuation mortality table at the time of annuitization, whichever is available on the Annuitization Date.
Once an annuity payment option is selected, whether by the Annuitant or automatically by Nationwide, it may not be changed. All annuity payments are paid on a fixed basis.
Not all of the annuity payment options may be available in all states. Additionally, the annuity payment options available may be limited based on the Annuitant’s age (and the joint annuitant’s age, if applicable) or requirements under the Code.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. If a Contract Owner does not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply. If the Contract Owner is permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Contract Value Annuitized Less Than or Equal to $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Contract Value annuitized is less than or equal to $2,000,000, the annuity payment options currently available are:
•
Single life;
•
Joint and survivor; and
•
Single life with a 10 year or 20 year term certain.
Each of the annuity payment options is discussed more thoroughly below. Other annuity payment options may be made available, and the available options may change.
Single Life
The single life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant. This option is not available if the Annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment before the Annuitant’s death. For example, if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one payment. The Annuitant will only receive two annuity payments if he or she dies before the third payment date, and so on. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.
Joint and Survivor
The joint and survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint annuitant. After the death of either the Annuitant or joint annuitant, payments will continue for the life of the survivor. This option is not available if the Annuitant or joint annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint annuitant. As is the case of the single life annuity payment option, there is no guaranteed number of payments. Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.
Single Life with a 10-Year or 20-Year Term Certain

The single life with a 10-year or 20-year term certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant’s lifetime or for the term selected, whichever is longer. The term may be either 10 or 20 years.
If the Annuitant dies before the end of the 10-year or 20-year term, payments will be paid to the beneficiary for the remainder of the term.
No withdrawals other than the scheduled annuity payments are permitted.
Notwithstanding any other provision, if the life expectancy of a 65-year-old has increased by 3 or more years using the prevailing annuity valuation mortality table at the time of annuitization compared to the life expectancy using the Annuity 2012 Basic Mortality table, the available annuity payment options may be limited to a single life annuity with a term certain equal to the Annuitant's life expectancy or a joint life annuity with term certain equal to the longer of the Annuitant's or Joint Annuitant's life expectancy.
Any Other Option
Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Nationwide.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Contract Value Annuitized Greater Than $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Contract Value to be annuitized is greater than $2,000,000, Nationwide may limit the available annuity payment option to a fixed Single Life Annuity with a guaranteed period of payments equal to the annuitant’s life expectancy, calculated using the prevailing annuity valuation mortality table at the time of annuitization.
Annuitization of Amounts Greater Than $5,000,000
Additionally, Nationwide may limit the amount that may be annuitized on a single life to $5,000,000. If the total amount to be annuitized is greater than $5,000,000 under this contract and/or for all Nationwide issued annuity contracts with the same Annuitant, the Contract Owner must:
1)
reduce the amount to be annuitized to $5,000,000 or less by taking a partial withdrawal from the Contract;
2)
reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Contract Value in excess of $5,000,000 to another annuity contract; or
3)
annuitize the portion of the Contract Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.
Statements and Reports
Prior to the Annuitization Date, statements will be sent to the Contract Owner’s last known address. Contract Owners should promptly notify the Service Center of any address change.
Nationwide will mail to Contract Owners:
•
statements showing the Contract’s quarterly activity; and
•
confirmation statements showing transactions that affect the Contract’s value.
Contract Owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program. Nationwide will notify Contract Owners by email when important documents (statements, prospectuses and other documents) are ready to view, print, or download from Nationwide’s secure server. To choose this option, go to nationwide.com/login.
Contract Owners should review statements carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the Contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements are correct.

Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nw.onlineprospectus.net/NW/c000265037nw/?ctype=product_sai.

Appendix A: Investment Options Available Under the Contract
Index Strategies
The following is a list of Index Strategies currently available under the Contract. Nationwide may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index- Strategies, and terminate existing Index Strategies. Nationwide will provide the Contract Owner with written notice before making any changes other than changes to current limits on Index gains. See "Index Strategies." Information about current limits on Index gains is available at https://www.nationwide.com/campaigns/defined-protection-2-current-rates. The availability of certain Strategies may vary depending on the broker-dealer through which the Contract is sold (see "Appendix G: Financial Intermediary Variations").
Note: If amounts are removed from an Index Strategy before the end of its Strategy Term, Nationwide will apply the Daily ISE Percentage calculation. This may result in a significant reduction in your Contract Value. See "Daily Index Strategy Earnings Parentage (Daily ISE Percentage)."
Index	Type of Index	Strategy Term	Current Protection Level (during Strategy Term)	Minimum Limit on Participation Rate (for the life of the Index Strategy)	Maximum Limit on Strategy Spread (for the life of the Index Strategy)[5]
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	100%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	95%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	1 Year	90%	5%	9%
American Funds® The Growth Fund of America®-Class F-31,2,	Mutual Fund	3 Year	100%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	3 Year	95%	5%	9%
American Funds® The Growth Fund of America®-Class F-3[1,2]	Mutual Fund	3 Year	90%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	100%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	95%	5%	9%
BlackRock Select Factor Index[3]	Market Index	1 Year	90%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	100%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	95%	5%	9%
BlackRock Select Factor Index[3]	Market Index	3 Year	90%	5%	9%

J.P. Morgan Mozaic IISM Index	Market Index	1 Year	100%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	95%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	1 Year	90%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	100%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	95%	5%	9%
J.P. Morgan Mozaic IISM Index	Market Index	3 Year	90%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	100%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	95%	5%	9%
MSCI EAFE Index[4]	Market Index	1 Year	90%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	100%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	95%	5%	9%
MSCI EAFE Index[4]	Market Index	3 Year	90%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	100%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	95%	5%	9%
NYSE® Zebra Edge® Index	Market Index	1 Year	90%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	100%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	95%	5%	9%
NYSE® Zebra Edge® Index	Market Index	3 Year	90%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	100%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	95%	5%	9%
SG Macro Compass Index[3]	Market Index	1 Year	90%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	100%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	95%	5%	9%
SG Macro Compass Index[3]	Market Index	3 Year	90%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	100%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	95%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	1 Year	90%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	100%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	95%	5%	9%
S&P 500® Average Daily Risk Control 10% USD Price Return Index[4]	Market Index	3 Year	90%	5%	9%

S&P 500®[4]	Market Index	1 Year	100%	5%	9%
S&P 500®[4]	Market Index	1 Year	95%	5%	9%
S&P 500®[4]	Market Index	1 Year	90%	5%	9%
S&P 500®[4]	Market Index	3 Year	100%	5%	9%
S&P 500®[4]	Market Index	3 Year	95%	5%	9%
S&P 500®[4]	Market Index	3 Year	90%	5%	9%
1 A mutual fund serves as the Index. If you select a mutual fund-linked Index Strategy for investment, you are not purchasing shares of a fund and you are not a shareholder or beneficial owner in the fund; you will not have any rights that would otherwise be attributed to shareholders or beneficial owners of a mutual fund. Actual investment results as a shareholder or beneficial owner of the fund may differ. Note: The Contract is not a variable annuity under the federal securities laws.
2 The Index Value reflects the mutual fund’s total return.
3 The Index deducts fees and costs when calculating the Index Value, which will decrease the Index Performance.
4 This Index is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
5 The maximum Strategy Spread is the initial Strategy Spread when it was first made available to that Contract plus 2%. The maximum Strategy Spread guaranteed for the life of the Contract for any Index Strategy is 9%.
The minimum Protection Level guaranteed for the life of the Contract for any Index Strategy is 75%.
The minimum Participation Rate guaranteed for the life of the Contract for any Index Strategy is 5%.
The maximum Strategy Spread guaranteed for the life of the Contract for any Index Strategy is 9%.
Fixed Strategy
The following is the Fixed Strategy currently available under the Contract. Nationwide will provide you with written notice before doing so. See "Fixed Strategy."
Note: If amounts are withdrawn from the Fixed Strategy before the end of a Strategy Term, Nationwide may apply a CDSC and MVA, which may be negative. This may result in a significant reduction in your Contract Value. See "Contingent Deferred Sales Charge (CDSC)" and "Market Value Adjustment (MVA)."
Name	Strategy Term	Minimum Guaranteed Fixed Strategy Rate
Fixed Strategy	1 Year	0.25%

APPENDIX B: STATE VARIATIONS
Described below are the variations to certain prospectus disclosures resulting from state law or the instruction provided by state insurance authorities as of the date of this prospectus. Information regarding a state’s requirements does not mean that Nationwide currently offers contracts within that jurisdiction. These variations are subject to change without notice and additional variations may be imposed as required by specific states.
For Contracts issued on or after April 1, 2025:
State	State Law Variations
California
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.
● Contingent Deferred Sales Charge is referred to as Surrender Charge.
● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And MVA Waiver) section is not available.

Florida
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● The Annuity Commencement Date must be at least one year after the Date of Issue.
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.

For Contracts issued before April 1, 2025:
State	State Law Variations
California
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.
● Contingent Deferred Sales Charge is referred to as Surrender Charge.
● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And MVA Waiver) section is not available.

Connecticut
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.
● Under the Long-Term Care Event subsection of the Increase in Remaining Free
Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And
MVA Waiver) section, an LTC Event must be after the second Contract Anniversary.

Florida
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● The Annuity Commencement Date must be at least one year after the Date of Issue.
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.

Hawaii	● Joint Owners are not limited to spouses.
Illinois
● The Contract will not be contested.
● Misstatements made as to the sex of the Contract Owner, Joint Owner, Annuitant, Co-
Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary are excluded from the Misstatements of Age or Sex section.

Maryland	● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And MVA Waiver) section is not available.
New Jersey
● The Annuitant, Co-Annuitant, Contingent Annuitant, Contract Owner, Joint Owner,
Beneficiary and Contingent Beneficiary are excluded from the Misstatements of Age or
Sex section.
● Joint Owners are not limited to spouses.
● Under the Purchase Payment section, purchase payments for any other annuity contract issued by Nationwide with the same Contract Owner, Annuitant or Contingent Annuitant does not apply to Nationwide’s reservation of right to refuse any Purchase in excess of
$1,000,000 under this Contract.

State	State Law Variations
Texas
● Certain Contract Exchanges provision has been removed. Waiver of CDSC in cases other than those associated with Long Term Care and Terminal Illness (disability) are not permitted.
● Under the Purchase Payment section, purchase payments for any other annuity contract issued by Nationwide with the same Contract Owner, Annuitant or Contingent Annuitant does not apply to Nationwide’s reservation of right to refuse any Purchase in excess of
$1,000,000 under this Contract.

Utah	● After receipt of proper proof of death, the number of days allowed for payment of the Death Benefit is fifteen (15) days.
Washington
● The Surrender Value of the Fixed Strategy shall be no less than the present value, at time of surrender, of the Fixed Strategy Value then guaranteed at the later of the tenth
Contract Anniversary or the Contract Anniversary next following the Annuitant’s 70th birthday.

Appendix C: Contract Types and Tax Information
Types of Contracts
The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code"). Following is a general description of the various contract types. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.
Non-Qualified Contracts
A non-qualified contract is a contract that does not qualify for certain tax benefits under the Code, such as deductibility of purchase payments, and which is not an IRA, Roth IRA, SEP IRA, Simple IRA, or part of a pension plan or employer-sponsored retirement program.
Upon the death of the owner of a non-qualified contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.
Non-qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed. Non-qualified contracts that are owned by non-natural persons, such as trusts, corporations, and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an agent of a natural person.
Charitable Remainder Trusts
Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Code. An annuity that has a Charitable Remainder Trust endorsement is not a Charitable Remainder Trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust. Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:
(1)
Waiver of sales charges. In addition to any sales load waivers included in the contract, Charitable Remainder Trusts may also withdraw the difference between:
(a)
the contract value on the day before the withdrawal; and
(b)
the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).
(2)
Contract ownership at annuitization. On the annuitization date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.
(3)
Recipient of death benefit proceeds. With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.
While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex. A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial professional prior to purchasing the contract.
Individual Retirement Annuities (IRAs)
IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from Qualified Plans, tax sheltered annuities, certain 457 governmental plans, and other IRAs can be received);
•
certain minimum distribution requirements must be satisfied after the owner attains their "applicable age" as defined in the Code;
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.
For further details regarding IRAs, refer to the disclosure statement provided when the IRA was established and the annuity contract’s IRA endorsement.
Roth IRAs
Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,500; if the contract owner is age 50 or older, the annual premium cannot exceed $8,600 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.
For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract’s IRA endorsement.
Simplified Employee Pension IRAs (SEP IRA)
A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.
An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.
A SEP IRA plan must satisfy:
•
minimum participation rules;
•
top-heavy contribution rules;
•
nondiscriminatory allocation rules; and
•
requirements regarding a written allocation formula.
In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.
Simple IRAs
A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:
•
vesting requirements;
•
participation requirements; and
•
administrative requirements.
The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.
A Simple IRA cannot receive rollover distributions except from another Simple IRA.
Investment Only (Qualified Plans)
Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.
Federal Tax Considerations
Federal Income Taxes
The tax consequences of purchasing a contract described in this prospectus will depend on:
•
the type of contract purchased;
•
the purposes for which the contract is purchased; and
•
the personal circumstances of individual investors having interests in the contracts.
Existing tax rules are subject to change and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.
The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. Nothing in this prospectus should be considered to be tax advice. Purchasers and prospective purchasers of the contract should consult a financial professional, tax advisor, or legal counsel to discuss the taxation and use of the contracts.
IRAs, SEP IRAs, and Simple IRAs
Distributions from IRAs, SEP IRAs, and Simple IRAs are generally taxed as ordinary income when received. If any of the amounts contributed to the Individual Retirement Annuity was non-deductible for federal income tax purposes, then a portion of each distribution is excludable from income.
The portion of a distribution that is excludable from income is based on the ratio of the amount by which non-deductible purchase payments exceed prior non-taxable distributions to total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed nontaxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs. Depending on the circumstance of the owner, all or a portion of the contributions (purchase payments) made to the account may be deducted for federal income tax purposes.
IRAs may receive rollover contributions from other individual retirement accounts, other individual retirement annuities, tax sheltered annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).
When the owner of an IRA attains their applicable age, the IRA owner is required to begin taking certain minimum distributions. In addition, upon the death of the owner of an IRA, the Code imposes mandatory distribution requirements to ensure distribution of the entire contract value within the required statutory period. Due to the Treasury Regulation’s valuation rules, the amount used to compute the mandatory distributions may exceed the contract value.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
One-Rollover-Per-Year Limitation
A contract owner can receive a distribution from an IRA and roll it into another IRA within 60 days from the date of the distribution and not have the amount of the distribution included in taxable income. Only one rollover per year from a contract owner’s IRA is allowed. The one-year period begins on the date the contract owner receives the IRA distribution, and not on the date the IRA was rolled over.
The one-rollover-per-year limitation applies in the aggregate to all the IRAs that a taxpayer owns. This means that a contract owner cannot make an IRA rollover distribution if, within the previous one-year period, an IRA rollover distribution was taken from any other IRAs owned by the taxpayer. Also, rollovers between an individual’s Roth IRAs would prevent a separate rollover between the individual’s traditional IRAs within the one-year period, and vice versa.
Direct transfers of IRA funds between IRA trustees are not subject to the one rollover per year limitation because such transfers are not considered rollover distributions. Also, a rollover from a traditional IRA to a Roth IRA (a conversion) is not subject to the one rollover per year limitation, and such a rollover is disregarded in applying the one rollover per year limitation to other rollovers.

Roth IRAs
Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is nontaxable if it is made after the Roth IRA has satisfied the five-year rule and meets one of the following requirements:
•
it is made on or after the date on which the contract owner attains age 59½;
•
it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;
•
it is attributable to the contract owner’s disability; or
•
it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.
The five-year rule is satisfied if a five taxable-year period has passed beginning with the first tax year in which a contribution is made to any Roth IRA established by the owner.
A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.
A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover and will be subject to federal income tax. However, a rollover or conversion of an amount from an IRA or eligible retirement plan cannot be recharacterized back to an IRA.
Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special four-year income averaging provisions that were in effect for 1998.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
10% Additional Tax for Early Withdrawal
If distributions of income from an IRA, SEP IRA, Simple IRA, or Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to an additional penalty tax of 10% unless an exception applies. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.) The 10% penalty tax can be avoided if the distribution is:
•
made to a beneficiary on or after the death of the owner;
•
attributable to the owner becoming disabled (as defined in the Code);
•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years from the date of the first periodic payment. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax;
•
used for qualified higher education expenses; or
•
used for expenses attributable to the purchase of a home for a qualified first-time buyer.
Non-Qualified Contracts
Non-Qualified Contracts - Natural Persons as Contract Owners
Generally, the income earned inside a non-qualified annuity contract that is owned by a natural person is not taxable until it is distributed from the contract.
Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the investment in the contract at the time of the distribution. In general, the investment in the contract is equal to the purchase payments made with after-tax dollars reduced by any prior nontaxable distribution. Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged as collateral for a loan, amounts borrowed from the contract, or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

In determining the taxable amount of a distribution that is made prior to the annuitization date, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.
A special rule applies to distributions from contracts that have investments in the contract that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as the nontaxable recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.
With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner’s investment in the contract, divided by the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.
The Code provides that a portion of a non-qualified annuity contract may be annuitized for either (a) a period of 10 years or greater, or (b) for the life or lives of one or more persons. The portion of the contract annuitized would be treated as if it were a separate annuity contract. This means that an annuitization date can be established for a portion of the annuity contract annuitized and the above description of the taxation of annuity distributions after the annuitization date would apply to the portion of the contract that has been annuitized. The investment in the contract is required to be allocated pro rata between the portion of the contract that is annuitized and the portion that is not. All other benefits under the contract (e.g., death benefit) would also be reduced pro rata. For example, if 1/3 of the cash value of the contract were to be annuitized, the death benefit would also be reduced by 1/3.
The Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:
•
the result of a contract owner’s death;
•
the result of a contract owner’s disability (as defined in the Code);
•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax; or
•
is allocable to an investment in the contract before August 14, 1982.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.
Non-Qualified Contracts - Non-Natural Persons as Contract Owners
The previous discussion related to the taxation of non-qualified contracts owned by natural persons (individuals). Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.
Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts for most purposes of the Code. Therefore, income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year in which it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.
The non-natural persons rules do not apply to all entity-owned contracts. For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would allow the contract to be treated as an annuity under the Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.
The non-natural persons rules also do not apply to contracts that are:
•
acquired by the estate of a decedent by reason of the death of the decedent;

•
issued in connection with certain qualified retirement plans and individual retirement plans;
•
purchased by an employer upon the termination of certain qualified retirement plans; or
•
immediate annuities within the meaning of Section 72(u) of the Code.
If the annuitant, who is the individual treated as owning the contract, dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.
Exchanges
As a general rule, federal income tax law treats an exchange of property in the same manner as a taxable sale of the property. However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity contract. If the exchange includes the receipt of other property, such as cash, in addition to another annuity contract, special rules may cause a portion of the transaction to be taxable to the extent of the value of the other property.
Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal
Partial exchanges may be treated as a tax-free exchange under Code Section 1035. IRS Rev. Proc. 2011-38 addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract (a partial exchange). A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 180 days from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange. In addition, the 180-day period will be deemed to have been satisfied with respect to amounts received as an annuity for a period of 10 years or more, or as an annuity for the life of one or more persons. The taxation of distributions (other than distributions described in the immediately preceding sentence) received from either contract within the 180-day period will be determined using general tax principles. For example, they could be treated as taxable "boot" in an otherwise tax-free exchange, or as a distribution from the new contract. Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for estates and trusts is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; consult with a qualified tax advisor regarding how to determine modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities. Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes, are includible in modified adjusted gross income.
Required Distributions
The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Consult a qualified tax or financial professional for more specific required distribution information.
Required Distributions – General Information
In general, depending on the type of contract, the Code requires that minimum distributions begin during the contract owner’s lifetime. In addition, the Code requires that upon the death of the contract owner, minimum distributions must be made to the contract owner’s beneficiary. A beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death. The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made after the death of the contract owner from IRAs, SEP IRAs, Simple IRAs, Roth IRAs, and non-qualified annuity contracts. A designated beneficiary is a natural person (individual) who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities, estates, or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.
Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.
Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For non-qualified contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death. For contracts other than non-qualified contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.
Required Distributions for Non-Qualified Contracts
Code Section 72(s) requires Nationwide to make certain minimum distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:
(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.
(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) must be distributed within five years of the contract owner’s death, provided however:
(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and
(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse’s death.
In the event that the contract owner is not a natural person (e.g., a trust or corporation), but is acting as an agent for a natural person, for purposes of these distribution provisions:
(a)
the death of the annuitant will be treated as the death of a contract owner;
(b)
any change of annuitant will be treated as the death of a contract owner; and
(c)
in either case, the appropriate distribution will be made upon the death or change, as the case may be.
These distribution provisions do not apply to any contract exempt from Section 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule.
The Code does not require that minimum distributions during the contract owner’s lifetime.
Required Distributions for IRAs, SEP IRAs, Simple IRAs, and Roth IRAs
Required Distributions During the Life of the Contract Owner
Distributions must begin no later than the required beginning date which is April 1 of the calendar year following the calendar year in which the contract owner reaches their applicable age. The applicable age is:
If the individual was born…	The applicable age is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
Distributions may be paid in a lump sum or in substantially equal payments over:

(a)
the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or
(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.401(a)(9)-9.
For IRAs, SEP IRAs, and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA, or Simple IRA of the contract owner.
If the contract owner's entire interest in the IRA, SEP IRA, or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½ (age 72 for those contract owners who turn age 70½ on or after January 1, 2020). The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.
Required Distributions Upon Death of a Contract Owner
For death of a contract owner before January 1, 2020, please consult your tax advisor or legal counsel regarding the post-death minimum distribution rules that apply. If the contract owner dies on or after January 1, 2020, and the designated beneficiary is not an eligible designated beneficiary as defined under Code Section 401(a)(9), then the entire balance of the contract must be distributed by December 31st of the tenth year following the contract owner’s death. This 10-year post-death distribution period applies regardless of whether the contract owner dies before or after the contract owner’s required beginning date. Where a contract owner dies after their required beginning date, a designated beneficiary who is not an eligible designated beneficiary must continue to take annual distributions during the 10-year post-death distribution period, based generally on their life expectancy, with the entire balance of the contract required to be distributed by the end of the 10-year post-death period. Please discuss with your tax advisor about the impact this may have on your situation.
In the case of an eligible designated beneficiary, which includes (1) the contract owner’s surviving spouse, (2) a minor child of the contract owner, (3) a disabled individual, (4) a chronically ill individual, or (5) an individual not more than 10 years younger than the contract owner, the entire balance of the contract can be distributed over a period not exceeding the life or life expectancy of the eligible designated beneficiary provided that distributions begin by December 31st of the calendar year after the calendar year of the contract owner’s death. If an eligible designated beneficiary dies before the entire interest is distributed, the remaining interest must be distributed by December 31st of the tenth year following the eligible designated beneficiary’s death.
A distribution in the form of annuity payments (an annuitization) that began on or after January 1, 2020 while the contract owner was alive may need to be commuted or modified after the contract owner’s death in order to comply with the post-death distribution requirements. However, distributions in the form of annuity payments (an annuitization) that began prior to January 1, 2020, while the contract owner was alive, can continue under that method after the death the contract owner without modification.
In addition, a beneficiary who is not an eligible designated beneficiary or a designated beneficiary must withdraw the entire account balance by December 31st of the fifth year following the contract owner’s death.
Regardless of whether the contract owner dies before, or on or after January 1, 2020, a designated beneficiary who is the surviving spouse of the deceased contract owner may choose to become the contract owner. Any distributions required under these distribution rules will be made upon that spouse’s death.
Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.
If distribution requirements are not met, a penalty tax of 25% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year. The penalty tax is reduced to 10% if the required distribution not taken is distributed within a "correction window" as defined under the Code.
For IRAs, SEP IRAs, and Simple IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed as ordinary income tax rates. The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs.
Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."
Other Considerations
Same-Sex Marriages, Domestic Partnership, and Other Similar Relationships
The Treasury issued final regulations that address what relationships are considered marriages for federal tax purposes. The final regulation’s definition of a marriage reflects the United States Supreme Court holdings in Windsor and Obergefell, as well as Rev. Proc. 2017-13.
The final regulations define the terms "spouse," "husband," "wife," and "husband and wife" to be gender neutral so that these terms can apply equally to same sex couples and opposite sex couples. In addition, the regulations adopt the "place of celebration" rule to determine marital status for federal tax purposes. Therefore, a marriage of two individuals is recognized for federal tax purposes if the marriage is recognized by a state, possession, or territory of the US in which the marriage was entered into, regardless of the couple’s place of domicile.
Consistent with IRS Rev. Proc. 2013-17, the final regulations provide that relationships entered into as civil unions or registered domestic partnerships that are not denominated as marriages under state law are not marriages for federal tax purposes. Therefore, the favorable income-tax deferral options afforded by federal tax law to a married spouse under Code Sections 72 and 401(a)(9) are not available to individuals who have entered into these formal relationships.
Withholding
The taxable portion of a distribution from a contract is subject to federal income tax. Nationwide is required to withhold the tax from the distributions unless the contract owner requests otherwise. Under some circumstances, the Code will not permit contract owners to waive withholding. Such circumstances include:
•
if the payee does not provide Nationwide with a taxpayer identification number; or
•
if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.
If a contract owner is prohibited from waiving withholding, as described above, the portion of the distribution that represents income will be subject to withholding rates established by Section 3405 of the Code.
If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:
•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in Section 401(a), an eligible deferred compensation plan described in Section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or individual retirement plan; or
•
the distribution satisfies the minimum distribution requirements imposed by the Code.
Non-Resident Aliens
Generally, the taxable portion of a distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.
Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:
(1)
provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and
(2)
provide Nationwide with an individual taxpayer identification number.
If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.
Another exemption from the 30% withholding rate is available if the non-resident alien provides Nationwide with sufficient evidence that:

(1)
the distribution is connected to the non-resident alien’s conduct of business in the United States;
(2)
the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and
(3)
provide Nationwide with a properly completed withholding certificate claiming the exemption.
Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons.
This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a contract to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the contract or of the distribution. Nationwide may require a contract owner to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Federal Estate, Gift and Generation Skipping Transfer Taxes
The following transfers may be considered a gift for federal gift tax purposes:
•
a transfer of the contract from one contract owner to another; or
•
a distribution to someone other than a contract owner.
Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.
Section 2612 of the Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:
(a)
an individual who is two or more generations younger than the contract owner; or
(b)
certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not two or more generations younger than the contract owner).
If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:
•
who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or
•
who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.
If a payment is subject to the generation skipping transfer tax, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.
Charge for Tax
Nationwide is not required to maintain a capital gain reserve liability on non-qualified contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.
State Taxation
The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.

APPENDIX D: ADDITIONAL INDEX DISCLOSURES
AMERICAN FUNDS® THE GROWTH FUND OF AMERICA®- Class F-3
The Index Strategies linked to The Growth Fund of America® from American Funds® are not market indexes. They are based on a retail mutual fund whose investment returns are used to determine the performance of the associated Index Strategies. You will not become a shareholder of the mutual fund by investing in the Index Strategies, nor will you have any voting, dividend, liquidation, or any other rights typically afforded to the mutual fund’s shareholders. Actual investment results as a shareholder of the mutual fund may differ. American Funds’ The Growth Fund of America and its trademarks and data have been licensed for use by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc. ("Capital Group") or an affiliated company or fund. All other company and product names mentioned are the property of their respective companies. This Product is not sponsored, endorsed, recommended, offered, sold, issued or promoted by Capital Group or any of its affiliates, or any of their respective third-party licensors. Capital Group has no obligation or liability in connection with the administration or marketing of this Product. Capital Group makes no representation or warranty, express or implied, to the owners of this Product or any member of the public regarding the suitability or advisability of investing in this Product or any Index Strategy. Capital Group has not prepared any part of this document and no statements made herein should be attributed to Capital Group.
The Product is not an investor in The Growth Fund of America, and The Growth Fund of America is managed by Capital Group without regard to Nationwide or the Product. Capital Group is not an investment adviser to, and owes no fiduciary duty to, Nationwide, the Product, or the owners of the Product. Capital Group is under no obligation to continue managing or sponsoring The Growth Fund of America and may change its investment strategies, portfolio management team, portfolio investments, or other features at any time without regard to Nationwide or the Product.
Past performance of The Growth Fund of America is not an indication or guarantee of future results, and there can be no assurance that The Growth Fund of America will provide positive investment returns. More information about the investment strategies and risks of The Growth Fund of America can be found in The Growth Fund of America’s prospectus.
Neither this document nor any other efforts by Nationwide or its affiliates to administer or market this Product or the Index Strategies associated with The Growth Fund of America is, or is intended to be, an offer to purchase shares of or otherwise invest in The Growth Fund of America.
BLACKROCK SELECT FACTOR INDEX
The BlackRock Select Factor Index (the "Index") is a product of BlackRock Index Services, LLC and has been licensed for use by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company ("Licensee").
The Index does not guarantee future income or protect against loss of principal. There can be no assurance that an investment strategy or financial product based on or in any way tracking the Index will be successful. Indexes are unmanaged and one cannot invest directly in an index.
This Product is not sponsored, endorsed, marketed, sold, or distributed by BlackRock Index Services, LLC, BlackRock, Inc., or any of its affiliates, or any of their respective third party licensors (including the Index calculation agent, as applicable) (collectively, "BlackRock"). BlackRock makes no representation or warranty, express or implied, to the owners of this Product or any member of the public regarding the advisability of investing in this Product or the ability of the Index to meet its stated objectives. BlackRock’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks of BlackRock. The Index is created, compiled, and calculated by BlackRock Index Services, LLC without regard to Licensee or this Product. BlackRock Index Services, LLC has no obligation to take the needs of Licensee or the owners of this Product into consideration in calculating the Index. BlackRock is not responsible for and has not participated in the determination of the benefits and charges of this Product or the timing of the issuance or sale of this Product or in the determination or calculation of the equation by which this Product is to be converted into cash, surrendered or redeemed, as the case may be. BlackRock has no obligation or liability in connection with the administration of this Product. There is no assurance that products based on the Index will accurately track index performance or provide positive investment returns. BlackRock Index Services, LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by BlackRock to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, BlackRock, Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to this Product currently being issued by Licensee, but which may be similar to and competitive with this Product. In addition, BlackRock, Inc. and its affiliates may trade financial products which are linked to the performance of the Index.
THE INDEX AND THE INDEX DATA ARE PROVIDED "AS-IS" AND "AS AVAILABLE". BLACKROCK DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. BLACKROCK SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BLACKROCK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, TITLE, NON-INFRINGEMENT, OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THIS PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA CONTAINED THEREIN OR RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BLACKROCK BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BLACKROCK AND LICENSEE.
BlackRock®, BlackRock Select Factor Index and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. or its subsidiaries. All rights reserved.
BLOOMBERG U.S. CORPORATE INDEX
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL") (collectively, "Bloomberg"), or Bloomberg’s licensors own all proprietary rights in the "Bloomberg U.S. Corporate Index."
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively "Barclays") nor Bloomberg is the issuer or producer of Nationwide Defined Protection® Annuity 2.0 and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to purchasers in Nationwide Defined Protection® Annuity 2.0. The Bloomberg U.S. Corporate Index is licensed for use by Nationwide Life Insurance Company ("Nationwide") as the Issuer of Nationwide Defined Protection® Annuity 2.0. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg U.S. Corporate Index is the licensing of the Bloomberg U.S. Corporate Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer of Nationwide Defined Protection® Annuity 2.0 or the owners of Nationwide Defined Protection® Annuity 2.0.
Additionally, Nationwide may for itself execute transaction(s) with Barclays in or relating to Bloomberg U.S. Corporate Index in connection with Nationwide Defined Protection® Annuity 2.0. Purchasers acquire Nationwide Defined Protection® Annuity 2.0 from Nationwide and purchasers neither acquire any interest in Bloomberg U.S. Corporate Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making a purchase in Nationwide Defined Protection® Annuity 2.0. Nationwide Defined Protection® Annuity 2.0 is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of the purchase of Nationwide Defined Protection® Annuity 2.0 or the advisability of purchasing securities generally or the ability of the Bloomberg U.S. Corporate Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of Nationwide Defined Protection® Annuity 2.0 with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of Nationwide Defined Protection® Annuity 2.0 to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of Nationwide Defined Protection® Annuity 2.0 or any other third party into consideration in determining, composing or calculating the Bloomberg U.S. Corporate Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of Nationwide Defined Protection® Annuity 2.0.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of Nationwide Defined Protection® Annuity 2.0, investors or other third parties. In addition, the licensing agreement between Nationwide Financial Services, Inc. and Bloomberg is solely for the benefit of Nationwide Financial Services, Inc. and Bloomberg and not for the benefit of the owners of Nationwide Defined Protection® Annuity 2.0, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG U.S. CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG U.S. CORPORATE INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG U.S. CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO NATIONWIDE DEFINED PROTECTION® ANNUITY 2.0.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.
J.P. MORGAN MOZAIC II INDEX
The J.P. Morgan Mozaic IISM Index ("J.P. Morgan Index") has been licensed to Nationwide Life Insurance Company (the "Licensee") for the Licensee’s benefit. Neither the Licensee nor the Contract (the "Product") is sponsored, operated, endorsed, sold or promoted by J.P. Morgan Securities LLC ("JPMS") or any of its affiliates (together and individually, "J.P. Morgan"). J.P. Morgan makes no representation and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a "Contract Owner"): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the J.P. Morgan Index in seeking to achieve any particular objective. It is for those taking an exposure to the Product and/or the J.P. Morgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. J.P. Morgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Product. The publication of the J.P. Morgan Index and the referencing of any asset or other factor of any kind in the J.P. Morgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by J.P. Morgan and no person should rely upon it as such. J.P. Morgan does not act as an investment adviser or investment manager in respect of the J.P. Morgan Index or the Product and does not accept any fiduciary duties in relation to the J.P. Morgan Index, the Licensee, the Product or any Contract Owner.
The J.P. Morgan Index has been designed and is compiled, calculated, maintained and sponsored by J.P. Morgan without regard to the Licensee, the Product or any Contract Owner. The ability of the Licensee to make use of the J.P. Morgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. J.P. Morgan does not accept any legal obligation to take the needs of any person who may invest in a Product into account in designing, compiling, calculating, maintaining or sponsoring the J.P. Morgan Index or in any decision to cease doing so.
J.P. Morgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the J.P. Morgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Product or any data included in or omissions from the J.P. Morgan Index, or the use of the J.P. Morgan Index in connection with the Product or the veracity, currency, completeness or accuracy of the information on which the J.P. Morgan Index is based (and without limitation, J.P. Morgan accepts no liability to any Contract Owner for any errors or omissions in that information or the results of any interruption to it and J.P. Morgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by J.P. Morgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, J.P. Morgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Contract Owners) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill), even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the J.P. Morgan Index or in connection with the Product."
The J.P. Morgan Index is the exclusive property of J.P. Morgan. J.P. Morgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the J.P. Morgan Index and may delegate or transfer to a third party some or all of its functions in relation to the J.P. Morgan Index.
J.P. Morgan may independently issue or sponsor other indices or products that are similar to and may compete with the J.P. Morgan Index and the Product. J.P. Morgan may also transact in assets referenced in the J.P. Morgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the J.P. Morgan Index and the Product.
No actual investment which allowed tracking of the performance of the Index was possible before December 2016. Any hypothetical "back-tested" information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the Indices) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented herein and such hypothetical "back-tested" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Indices. J.P. Morgan expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical "back-tested" information, (ii) any errors or omissions in computing or disseminating the hypothetical "back-tested" information, and (iii) any uses to which the hypothetical "back-tested" information may be put by any recipient of such information.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
MSCI EAFE INDEX
The product referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such product or any index on which such product is based. The Contract contains a more detailed description of the limited relationship MSCI has with Nationwide and any related funds.
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NATIONWIDE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO

RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NYSE® ZEBRA EDGE® INDEX
The mark NYSE® is a registered trademark of NYSE Group, Inc., Intercontinental Exchange, Inc. or their affiliates and is being utilized by ICE Data Indices, LLC under license and agreement. The marks Zebra® and Zebra Edge® are registered trademarks of Zebra Capital Management, LLC, may not be used without prior authorization from Zebra Capital Management, LLC, and are being utilized by ICE Data Indices, LLC under license and agreement.
ICE Data Indices, LLC owns all intellectual and other property rights to the NYSE® Zebra Edge® Index (the "Index"), including the composition and the calculation of the Index, excluding the methodology and formula for the Index. Zebra Capital Management, LLC owns all intellectual and other property rights to the methodology and formula for the Index, which are being used by ICE Data Indices, LLC under license from Zebra Capital Management, LLC (together with its subsidiaries and affiliates, "Zebra").
The Index has been licensed by ICE Data Indices, LLC (together with its subsidiaries and affiliates, "IDI") to UBS AG and sub-licensed by UBS AG (together with its subsidiaries and affiliates, "UBS") to Nationwide Life Insurance Company ("Nationwide"). Neither Nationwide nor the Contract (the "Product") is sponsored, operated, endorsed, recommended, sold or promoted by Zebra, IDI or UBS. Neither Zebra, IDI nor UBS makes any representation or gives any warranty, express or implied, regarding the advisability or possible benefits of purchasing the Product or any other financial product. Clients should undertake their own due diligence and seek appropriate professional advice before purchasing any financial product, including the Product.
The Index and other information disseminated by IDI are for informational purposes only, are provided on an "as is" basis, and are not intended for trading purposes. Neither Zebra nor IDI makes any warranty, express or implied, as to, without limitation, (i) the correctness, accuracy, reliability or other characteristics of the Index, (ii) the results to be obtained by any person or entity from the use of the Index for any purpose, or (iii) relating to the use of the Index and other information covered by the Product, including, but not limited to, express or implied warranties of merchantability, fitness for a particular purpose or use, title or non-infringement. IDI does not warrant that the Index will be uninterrupted and is under no obligation to continue compiling, calculating, maintaining or sponsoring the Index.
The Index (including the methodology(ies) and formula(s) therefor) has been designed and is compiled, calculated, maintained and sponsored without regard to any financial products that reference the Index (including the Product), any licensee, sub-licensor or sub-licensee of the Index, any client or any other person. Zebra, IDI and UBS may independently issue and/or sponsor other indices and products that are similar to and/or may compete with the Index and the Product. Zebra, IDI and UBS may also transact in assets referenced in the Index (or in financial instruments such as derivatives that reference those assets), including those which could have a positive or negative effect on the value of the Index and the Product.
None of Zebra, IDI or UBS shall bear any responsibility or liability, whether for negligence or otherwise, with respect to (i) any inaccuracies, omissions, mistakes or errors in the methodology(ies) and formula(s) for, or computation of, the Index (and shall not be obligated to advise any person of and/or to correct any such inaccuracies, omissions, mistakes or errors), (ii) the use of and/or reference to the Index by Zebra, IDI, UBS or any other person in connection with any financial product or otherwise, or (iii) any economic or other loss which may be directly or indirectly sustained by any client or other person dealing with any such financial product or otherwise. Any client or other person dealing with such financial products does so, therefore, in full knowledge of this disclaimer and can place no reliance whatsoever on Zebra, IDI or UBS nor bring claims, actions or legal proceedings in any manner whatsoever against any of them.

SG MACRO COMPASS INDEX
The SG Macro Compass Index (the "SG Macro Index") has been licensed to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, the "Licensee") for the Licensee’s benefit. The Contract (the "Product") is not sponsored, promoted, solicited, negotiated, endorsed, offered, sold, issued, supported, structured or priced by SG Americas Securities, LLC ("SGAS") or any of its affiliates (collectively, "SG"). SG makes no representation whatsoever and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each a "Contract Owner"): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the SG Macro Index in seeking to achieve any particular objective, including meeting its stated target volatility. Contract Owners should seek independent financial, tax, accounting, insurance, legal, and other professional advice prior to making any investment in the Product or any other product linked to the SG Macro Index. SG is not responsible for and does not have any obligation or liability in connection with the design, issuance, administration, actions of the Licensee, marketing, trading or performance of the Product. SG has not prepared any part of this prospectus and no statements made herein (including, without limitation, any disclosures relating to the SG Macro Index) can be attributed to SG. Publication of the SG Macro Index and the constituents thereof do not constitute an investment recommendation or advice in respect of the SG Macro Index or any constituent thereof by SG and no person should rely upon it as such. SG does not act as an investment adviser or investment manager in respect of the SG Macro Index or the Product and does not accept any fiduciary or other duties in relation to the SG Macro Index, the Licensee, the Product or any Contract Owner.
The SG Macro Index has been designed and is maintained and sponsored by SG without regard to the Licensee, the Product or any Contract Owner. The ability of the Licensee to make use of the SG Macro Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. SG has no obligation to, and will not, take the needs of the Licensee or any Contract Owner into consideration in sponsoring, maintaining, determining, composing or calculating the SG Macro Index or in any decision to cease doing so.
SG makes no representation or warranty whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the SG Macro Index or any data included therein or relating thereto, and in particular disclaims any guarantee or warranty either as to the quality, accuracy, timeliness and/or completeness of the SG Macro Index or any data included therein, the results obtained from the use of the SG Macro Index and/or the calculation or composition of the SG Macro Index, or calculations made with respect to the Product at any particular time on any particular date or otherwise. SG shall not be liable (whether in negligence or otherwise) to any person for any error or omission in the SG Macro Index or in the calculation of the SG Macro Index, and SG is under no obligation to advise any person of any error therein, or for any interruption in the calculation of the SG Macro Index. SG shall not have any liability to any party for any act or failure to act by SG in connection with the determination, adjustment or maintenance of the SG Macro Index. Without limiting the foregoing, in no event shall SG have any liability for any direct damages, lost profits or any special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.
The SG Macro Index is the exclusive property of SG. SG is under no obligation to continue compiling, calculating, maintaining or sponsoring the SG Macro Index and may delegate or transfer to a third party some or all of its functions in relation to the SG Macro Index. SG has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) ("S&P") to maintain and calculate the SG Macro Index. The SG Macro Index is not sponsored, promoted, sold, or supported in any other manner by S&P, nor does S&P offer any express or implicit guarantee or assurance either with regard to the results of using the SG Macro Index and/or trademarks of the Index or the levels of the SG Macro Index at any time or in any other respect. "SG Americas Securities, LLC", "SGAS", "Société Générale", "SG", "Société Générale Indices", "SGI", and "SG Macro Compass Index" are trademarks or service marks used by SG.
SG may enter into derivative transactions or issue financial instruments linked to the SG Macro Index and may independently issue or sponsor other indices or products that are similar to and may compete with the SG Macro Index and the Product. SG may also transact in assets referenced in the SG Macro Index (or in financial instruments such as derivatives that reference those assets). The roles of the different teams involved within SG in the design, maintenance or replication of the SG Macro Index have been strictly defined. Where SG holds a product having the SG Macro Index as its underlying and other positions exposing it to the SG Macro Index for its own account, the replication of the SG Macro Index is made in the same manner by a single team within SG, be it for the purpose of hedging the product held by external investors and consumers or for the purpose of the positions held by SG acting for its own account. SG may take positions in the market of the financial instruments or of other assets involved in the composition of the SG Macro Index, including as liquidity provider. It is possible that these activities could have an effect (positive or negative) on the value of the SG Macro Index and the Product.
No actual investment which allowed tracking of the performance of the SG Macro Index was possible before August 28, 2020. Any hypothetical "back-tested" information provided is illustrative only and derived from proprietary models designed with the benefit of hindsight based on certain data (which may or may not correspond with the data that someone else would use to back-test the SG Macro Index) and assumptions and estimates (not all of which may be specified herein and which are subject to change without notice). The results obtained from different models, assumptions, estimates and/or data may be materially different from the results presented by SG and such hypothetical "back-tested" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the SG Macro Index. SG expressly disclaims any responsibility for (i) the accuracy or completeness of the models, assumptions, estimates and data used in deriving the hypothetical "back-tested" information, (ii) any errors or omissions in computing or disseminating the hypothetical "back-tested" information, and (iii) any uses to which the hypothetical "back-tested" information may be put by any recipient of such information. Any back-tested information provided herein is intended for use only by professional financial advisers and institutional investors within the meaning of FINRA Rule 2210.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
S&P 500® AVERAGE DAILY RISK CONTROL 10% INDEX
The S&P 500 Average Daily Risk Control 10% USD Price Return Index ("S&P 500 Average Daily Risk Control USD Price Return Index") is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by Nationwide. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. It is not possible to invest directly in an index. The Product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Average Daily Risk Control 10% USD Price Return Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 500 Average Daily Risk Control 10% USD Price Return Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. S&P 500 Average Daily Risk Control 10% USD Price Return Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Product. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Average Daily Risk Control 10% USD Price Return Index /. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Product. There is no assurance that investment products based on the S&P 500 Average Daily Risk Control 10% USD Price Return Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 AVERAGE DAILY RISK CONTROL 10% USD PRICE RETURN INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE PRODUCT, OR ANY

OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 AVERAGE DAILY RISK CONTROL USD PRICE RETURN INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
S&P 500® INDEX
The "S&P 500" is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Nationwide Life Insurance Company ("Nationwide"). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. Nationwide the Contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 to track general market performance. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 500 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Contract. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Contract into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Contract or the timing of the issuance or sale of the Contract or in the determination or calculation of the equation by which the Contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Contract. There is no assurance that investment products based on the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Contract currently being issued by Nationwide, but which may be similar to and competitive with the Contract. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Appendix E: Term End Index Strategy Earnings Examples
The table below provides examples of how your Strategy Earnings are calculated at the end of a Strategy Term. It assumes:
(i) a one-year Strategy Term;
(ii) a Protection Level of 90%;
(iii) a Participation Rate of 100%;
(iv) a Strategy Spread of 2%;
(v) the Index Strategy Basis at the beginning of the Strategy Term equals $10,000; and
(vi) no withdrawals were taken during the Strategy Term.
Example – Table 1
Index Performance	Strategy Earnings applied at end of a Strategy Term
Index Performance = 10%
Your Strategy Earnings would be +$800

●  The AIP equals 8%. This is calculated as follows: (10% x 100%) – (2% x 1) = 8%.

●  The Term End ISE Percentage equals 8%. The AIP (8%) is greater than the Protection Level minus 100% (-10%).

●  The Strategy Earnings equal +$800. This is calculated by multiplying the Term End ISE
Percentage (8%) by the value of the investment ($10,000).

● The value of your investment would now equal $10,800.

Index Performance = -5%
Your Strategy Earnings will be -$700

● The AIP equals -7%. This is calculated as follows: (-5% x 100%) – (2% x 1) = -7%.

● The Term End ISE Percentage equals -7%. The AIP (-7%) is greater than the Protection Level minus 100% (-10%).

●  The Strategy Earnings equal -$700. This is calculated by multiplying the Term End ISE
Percentage (-7%) by the value of the investment ($10,000).

●  The Index Strategy Basis would now equal $9,300.

In this scenario, the 90% Protection Level did not limit the amount of negative Strategy Earnings that were applied to the Contract.

Example – Table 1
Index Performance	Strategy Earnings applied at end of a Strategy Term
Index Performance = -15%
Your Strategy Earnings will be -$1,000

●  The AIP equals -17%. This is calculated as follows: (-15% x 100%) – (2% x 1) = -17%.

●  The Term End ISE Percentage equals -10%. The Protection Level minus 100% (-10%) is greater than the AIP (-17%).

●  The Strategy Earnings equal -$1,000. This is calculated by multiplying the Term End ISE
Percentage (-10%) by the value of the investment ($10,000).

●  The Index Strategy Basis would now equal $9,000.

In this scenario, the 90% Protection Level limited the amount of negative Strategy Earnings that were applied to the Contract. If there was no downside protection, the Strategy Earnings would have been
-$1,700.

The examples above assume a Participation Rate of 100%, which means that the Participation Rate neither increased nor decreased upside potential or downside risk. The table below compares how the Strategy Earnings in Example – Table 1 would change if the Participation Rate was increased to 110% or decreased to 90% and all other assumptions remained the same.
Example – Table 2
Index Performance	Strategy Earnings applied at end of a Strategy Term using different Participation Rates based on stated assumptions
	100% Participation Rate (Example – Table 1)	110% Participation Rate	90% Participation Rate
Index Performance = 10%	+$800	+$900	+$700
Index Performance = -5%	-$700	-$750	-$650
Index Performance = -15%	-$1,000	-$1,000	-$1,000
As illustrated in the table above, compared to Example – Table 1 which assumed a 100% Participation Rate:
•
A 110% Participation Rate increased gains when the Index performed positively, but also increased losses when the Index performed negatively.
•
Conversely, a 90% Participation Rate decreased gains when the Index performed positively, but also decreased losses when the Index performed negatively.
•
In all cases, when the Index Performance was so negative that the AIP was below the Strategy’s defined downside protection, the Protection Level limited the realized losses.

Appendix F: Minimum Nonforfeiture Value Examples
Examples of Fixed Strategy MNV
The following examples assume that the Nonforfeiture Purchase Payment Factor is 87.5%.
Example 1—Fixed Strategy MNV on the Date of Issue
Assume the purchase payment is $100,000 and $20,000 is allocated to the Fixed Strategy.
On the Date of Issue, the Fixed Strategy MNV is calculated as (87.5% x $20,000), which is $17,500.
Example 2—Partial Transfer out of the Fixed Strategy on the Contract Anniversary
Assume the following on a Contract Anniversary:
•
All money is in the Fixed Strategy
•
The Fixed Strategy Value is $10,000
•
The Fixed Strategy MNV is $11,000
•
The Contract Owner transfers $3,000 of Strategy Value from the Fixed Strategy to an Index Strategy with a 90% Protection Level.
•
The Contract Owner transfers $2,000 of Strategy Value from the Fixed Strategy to an Index Strategy with a 100% Protection Level.
Then the Fixed Strategy MNV is decreased by the following:
•
The Index Strategy with a 90% Protection Level does not offer Index Strategy MNV. For the transfer to that Strategy, the Fixed Strategy MNV is reduced by $3,000 (i.e., the Strategy Value transferred)
•
The Index Strategy with a 100% Protection Level does offer Index Strategy MNV. For the transfer to that Strategy, the Fixed Strategy MNV is reduced by $2,200. (This is calculated as $11,000 x $2,000 / $10,000, where $11,000 is the Fixed Strategy MNV, and $2,000 / $10,000 represents the proportion of the Fixed Strategy Value that is transferred to the Index Strategy with a 100% Protection Level.)
The resulting Fixed Strategy MNV is $5,800 (i.e., $11,000 - $3,000 - $2,200).
The Strategy Values are impacted as follows:
The Fixed Strategy Value is decreased by the amount of Strategy Value transferred out and the resulting Fixed Strategy Value is $5,000 (i.e., $10,000 - $3,000 - $2,000).
The Strategy Value for the Index Strategy with a 90% protection Level is increased by $3,000. The Fixed Strategy MNV is not reflected since there was not a full transfer out of the Fixed Strategy.
The Strategy Value for the Index Strategy with a 100% protection Level is increased by $2,000.
Example 3—Full Transfer out of the Fixed Strategy on the Contract Anniversary
Assume the following on a Contract Anniversary:
•
All money is in the Fixed Strategy
•
The Fixed Strategy Value is $10,000
•
The Fixed Strategy MNV is $11,000
•
The Contract Owner elects a full transfer out of the Fixed Strategy as follows:
•
The Contract Owner transfers $6,000 of Strategy Value from the Fixed Strategy to an Index Strategy with a 90% Protection Level.
•
The Contract Owner transfers $4,000 of Strategy Value from the Fixed Strategy to an Index Strategy with a 100% Protection Level.
Because this is a full transfer out of the Fixed Strategy, the Fixed Strategy Value and Fixed Strategy MNV will be zero after the transfer.

The Index Strategy MNV is increased by $4,400. (This is calculated as $11,000 x $4,000 / $10,000, where $11,000 is the Fixed Strategy MNV, and $4,000 / $10,000 represents the proportion of the Fixed Strategy Value that is transferred to the Index Strategy with a 100% Protection Level.)
The Strategy Values are impacted as follows:
Because there is a full transfer out of the Fixed Strategy, the increase in Strategy Value for the Index Strategy with a 90% protection Level is calculated as the greater of the following:
•
$6,000 (This is the amount of Strategy Value transferred)
•
$6,600 (This is the portion of the Fixed Strategy MNV allocated to the Index Strategy with a 90% protection level. It is calculated as $11,000 x $6,000 / $10,000, where $11,000 is the Fixed Strategy MNV, and $6,000 / $10,000 represents the proportion of the Fixed Strategy Value that is transferred to the Index Strategy with a 90% Protection Level.)
As a result, the Strategy Value for the Index Strategy with a 90% Protection Level is increased by $6,600 and the Strategy Value for the Index Strategy with a 100% Protection Level is increased by $4,000.
Example of Index Strategy MNV
The following examples assume that the Nonforfeiture Purchase Payment Factor is 87.5%.
Example 1—On the Date of Issue
Assume the Purchase Payment is $100,000 and $30,000 is allocated to Index Strategies that offer Minimum Nonforfeiture Values (i.e., Index Strategies with a 100% Protection Level).
On the Date of Issue, the Index Strategy MNV is $26,250, calculated as (87.5% x $30,000)
Example 2— Partial Transfer Out of Index Strategy with MNV on the Contract Anniversary
Assume the following on a Contract Anniversary:
•
All money is in Index Strategy B with a 100% Protection Level
•
The Strategy Value for Strategy B is $12,000
•
The Index Strategy MNV is $11,000
•
The Contract Owner transfers $4,000 of Strategy Value from Index Strategy B to an Index Strategy with a 90% Protection Level.
•
The Contract Owner also transfers $3,000 of Strategy Value from Index Strategy B to the Fixed Strategy.
Then the Index Strategy MNV is decreased by the following:
•
The Index Strategy with a 90% Protection Level does not offer Index Strategy MNV. For the transfer to that Strategy, the Index Strategy MNV is reduced by $4,000 (i.e., the Strategy Value transferred).
•
The Fixed Strategy offers Index Strategy MNV. For the transfer to that Strategy, the Index Strategy MNV is reduced by $2,750. (This is calculated as $11,000 x $3,000 / $12,000, where $11,000 is the Index Strategy MNV, and $3,000 / $12,000 represents the proportion of the Strategy Value for Strategy B that is transferred to the Fixed Strategy.)
The resulting Index Strategy MNV is $4,250 ($11,000 - $4,000 - $2,750)
Example 3 - Full Transfer out of Index Strategy with MNV on the Contract Anniversary
Assume the following on a Contract Anniversary:
•
All money is in Index Strategy B with a 100% Protection Level
•
The Strategy Value for Strategy B is $12,000
•
The Index Strategy MNV is $11,000
•
The Contract Owner elects a full transfer out of Index Strategy B as follows:
•
The Contract Owner transfers $8,400 of Strategy Value from Index Strategy B to an Index Strategy with a 90% Protection Level.
•
The Contract Owner transfers $3,600 of Strategy Value from Index Strategy B to the Fixed Strategy.

Because this is a full transfer out of Index Strategies which offer an Index Strategy MNV, the Index Strategy MNV will be zero after the transfer.
The Fixed Strategy MNV is increased by $3,300. (This is calculated as $11,000 x $3,600 / $12,000, where $11,000 is the Index Strategy MNV, and $3,600 / $12,000 represents the proportion of the Index Strategy Value for Index Strategies with a 100% Protection Level that is transferred to the Fixed Strategy)
The Strategy Values are impacted as follows:
Because there is a full transfer out of the Index Strategies with a 100% Protection Level, the increase in Strategy Value for the Index Strategy with a 90% Protection Level is calculated as the greater of the following:
•
$8,400 (This is the amount of Strategy Value transferred)
•
$7,700 (This is the portion of the Index Strategy MNV allocated to the Index Strategy with a 90% Protection Level. It is calculated as $11,000 x $8,400 / $12,000, where $11,000 is the Fixed Strategy MNV, and $8,400 / $12,000 represents the proportion of the Index Strategy Value for Index Strategies with a 100% Protection Level that is transferred to the Index Strategy with a 90% Protection Level.)
As a result, the Strategy Value for the Index Strategy with a 90% Protection Level is increased by $8,400.
The Strategy Value for the Fixed Strategy is increased by $3,600.
See the Statement of Additional Information for an example of the impacts of a full surrender out of the Fixed Strategy on the Contract Anniversary.

Appendix G: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this Contract impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and Strategies that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. To the extent Nationwide is aware of any such restrictions, they are noted below. The list below is not exhaustive; it is based on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Contract Owners should discuss broker-dealer restrictions on features, benefits, and Strategies directly with their financial professional.
To the best of Nationwide’s knowledge and unless otherwise indicated, the restrictions noted below are imposed at the time of application only. It is possible that the restrictions could be imposed after Contract issuance if transactions are communicated from the Contract Owner through the financial professional, then to Nationwide. Contract Owners can contact Nationwide directly by contacting the Service Center (see Contacting the Service Center).
Morgan Stanley
•
Financial professionals of this firm will not recommend this contract if the Annuitant is older than 75 at the time of application.
•
Financial professionals of this firm will only recommend Index Strategies that are linked to one of the following Indexes:
•
S&P 500® Index
•
MSCI EAFE Index
•
American Funds® The Growth Fund of America®-Class F-3
•
Financial professionals of this firm will not recommend an Index Strategy with a Participation Rate of less than
50%.

The Statement of Additional Information contains additional information about Nationwide. To obtain a free copy of the Statement of Additional Information, request other information about the Contract, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nw.onlineprospectus.net/NW/c000265037nw/?ctype=product_sai.
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000265037

Nationwide Defined Protection® Annuity 2.0
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Strategies
Issued by Nationwide Life Insurance Company
This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 2026. The prospectus may be obtained from Nationwide Life Insurance Company by writing P.O. Box 182021, Columbus, Ohio 43218-2021 or calling 1-800-848-6331, TDD 1-800-238-3035. Capitalized terms in this Statement of Additional Information correspond to terms defined in the prospectus.

General Information and History
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Services
Nationwide, which has responsibility for administration of the contracts, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner, the number and type of contract issued to each Contract Owner, and records with respect to the Contract Value.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when pricing the contracts. For the contracts described in the prospectus, Nationwide assumed 0.30% (of the purchase payment amount) for the marketing allowance. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. Nationwide generally does not profit from any excess marketing allowance if the amount assumed was higher than what is actually paid. Any excess would be spent on additional marketing for the contracts. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your financial professional.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
The December 31, 2025 financial statements of Nationwide Life Insurance Company are incorporated into this SAI by reference to Nationwide’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company also contains an emphasis of matter paragraph that states that Nationwide Life Insurance Company’s subsidiary received permission from the Ohio Department of Insurance in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under
2

prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025, 2024 and 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. KPMG LLP’s opinions are not modified with respect to this matter.
Purchase of Securities Being Offered
The contracts will be sold by licensed insurance agents in the states where the contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (FINRA).
Underwriters
The contracts, which are offered continuously, are distributed by Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For contracts issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation. No underwriting commissions have been paid by Nationwide to NISC in any of the last three fiscal years.
Daily Index Strategy Earnings Percentage
The Daily ISE Percentage is calculated as the greater of 1) the Protection Level minus 100%, or 2) the Daily Pre-Protection Level ISE Percentage.
The Daily Pre-Protection Level ISE Percentage is calculated using the following formula:
A + Fixed Income Proxy – C - 1, where:
A: A proxy of the fair value, as of the current date, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
Fixed Income Proxy: (1 – B) ((T – t) / T)
B: A proxy of the fair value, as of the first day of the Strategy Term, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
t: Time elapsed since the first day of the Strategy Term, in years
T: Strategy Term length
C: trading cost, which is calculated as the greater of zero or the trading cost rate (as stated in the Contract) multiplied by (T – t).
Proxy Fair Value of the Hypothetical Derivatives
The proxy fair value of the hypothetical derivatives is calculated using an options valuation model called the Black Scholes model. The model uses a variety of market inputs to estimate the derivative’s value on a specific day. See, "Market Inputs" below for detail on the inputs that Nationwide uses.
The valuation of these financial instruments is based on standard methods for valuing derivatives and based on inputs from third party vendors where possible. The methodology used to value these financial instruments is determined solely by Nationwide and may vary from other estimated valuations or the actual selling price of identical financial instruments. Nationwide may, but is not required to, hold actual investments corresponding to the hypothetical derivatives.
For any Business Day when a value needed to calculate the Daily ISE Percentage is unavailable, Nationwide will use the unavailable value’s previous Business Day’s value to calculate the Daily ISE Percentage. If a third party that provides these values later provides a value for a Business Day when the value was not provided to Nationwide or was otherwise not available, Nationwide will recalculate the impacted transactions and Contract Values according to the value provided to Nationwide. This recalculation could result in changes to transactions and Contract Values that occurred when a value was not provided by the third party provider.
Types of Derivatives
Nationwide uses the following derivatives in its fair value methodology. Note that for the 100% Protection Level, only the first of these options is used:
3

•
Call Option (CO) – an option to buy a position in the Index on the Strategy Term End Date at the strike price of [1 + (Strategy Spread) x (Strategy Term) / (Participation Rate)]. On a Term End Date, the Call Option’s value is equal to the {Index Performance – [(Strategy Spread) x (Strategy Term) / (Participation Rate)]}, but no less than 0.
•
First Put Option (FPO) – an option to sell a position in the Index on the Strategy Term End Date at the strike price of {1 + [(Protection Level – 1) + (Strategy Spread) x (Strategy Term)] / (Participation Rate)}. On a Term End Date, the First Put’s value is equal to {[(Protection Level – 1) + (Strategy Spread) x (Strategy Term )] / (Participation Rate) - Index Performance}, but no less than 0.
•
Second Put Option (SPO) – an option to sell a position in the Index on the Strategy Term End Date at the strike price of [1 + (Strategy Spread) x (Strategy Term) / (Participation Rate)]. On a Term End Date, the Second Put’s value is equal to [(Strategy Spread) x (Strategy Term) / (Participation Rate) - Index Performance], but no less than 0.
The proxy fair value for Index Strategies is calculated as follows:
•
For Index Strategies with a 100% Protection Level, the proxy fair value is equal to: Participation Rate x CO.
•
For other Index Strategies, the proxy fair value is equal to: Participation Rate x (CO + FPO – SPO).
Market Inputs
Nationwide uses the following market inputs to value the derivatives:
•
Index Performance
•
Strike price – the strike price varies by each derivative as follows:
•
For the Call Option (CO), the strike price is equal to [1 + (Strategy Spread) x (Strategy Term) / (Participation Rate)]
•
For the First Put Option (FPO), the strike price is equal to {1 + [(Protection Level – 1) + (Strategy Spread) x (Strategy Term)] / (Participation Rate)}
•
For the Second Put Option (SPO), the strike price is equal to [1 + (Strategy Spread) x (Strategy Term) / (Participation Rate)]
•
Risk-free Rate – interest rate derived using option quotes from Bloomberg or another independent third-party financial institution. Linear interpolation is used to derive the rate corresponding to the exact Time Remaining needed for the input.
•
Dividend Yield – For price return indexes, the implied dividend rate for the entire Index derived using option quotes from Bloomberg or another independent third-party financial institution. Linear interpolation is used to derive the rate corresponding to the exact Time Remaining needed for the input. For excess return indexes this is based on the risk-free rate. For strategies linked to a total return Index, the Dividend Yield is zero.
•
Volatility – implied option volatility using quotes from Bloomberg or another independent third-party financial institution. The quotes may be approximated using observed option prices. Direct sources for implied volatility are generally not available because options in the marketplace do not directly align with the time remaining in the Strategy Term and strike prices for each of the hypothetical derivatives underlying the calculation of Index Strategy Value for each Index Strategy. For each derivative, linear interpolation is used to derive the volatility corresponding to the exact moneyness and Time Remaining needed for the input.
•
Time Remaining – the number of days remaining in the Strategy Term divided by 365.25
For Indexes where third-party option quotes are not publicly available, Nationwide may use values from its own option transactions and known index properties (such as target volatility) and/or current or prior contractual hedging agreements to determine an input.
Examples
Assumptions:
	1-Year	3-Year
Strategy Term Start Date
Strategy Term	1	3
Participation Rate	40%	115%
4

	1-Year	3-Year

Strategy Spread	1.00%	1.50%
Protection Level	100%	90%
Index Performance	0%	0%
Risk-free Rate	3.0%	3.5%
Dividend Yield	1.5%	1.5%
Strike Price - CO	1.0250	1.0391
Strike Price - FPO	N/A	0.9522
Strike Price - SPO	N/A	1.0391
Volatility - CO	23%	20%
Volatility - FPO	N/A	18%
Volatility - SPO	N/A	20%

Strategy Basis[i]	$1,000	$1,000
Strategy Value	$1,000	$1,000

CO	8.591%	14.053%
FPO	N/A	6.968%
SPO	N/A	12.008%

Proxy Fair Value (B)	3.437%	10.364%
Unless otherwise noted, examples use the following time input and values as of the assumed time input
Years Elapsed since Strategy Term start (t)	0.5	0.5
Years Remaining in Strategy Term	0.5	2.5
CDSC Percentage	8%	8%
MVA Factor	-6.5%	-6.5%
Withdrawal Amount	$120	$120
Remaining Free Withdrawal Amount	$20	$20
Index Performance of -25%, other inputs unchanged
Index Performance	-25%	-25%

CO	0.166%	2.746%
FPO	N/A	18.417%
SPO	N/A	25.713%

Proxy Fair Value[i] (A)	0.066%	-5.233%
Fixed Income Proxyii	98.267%	91.286%
Trading Cost (C)iii	0.05%	0.25%

5

	1-Year	3-Year
Daily Pre-Protection Level ISE Percentageiv	-1.717%	-14.198%

Daily ISE PercentageV	0.000%	-10.000%

Index Strategy Earnings	$0.00	-$100.00
Strategy Value	$1,000.00	$900.00
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptons in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$880.00	$780.00
Adjustment to Strategy BasisVI	$120.00	$133.33
Strategy Basis after Withdrawal	$880.00	$866.67
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that no withdrawals are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$900.00
Index Performance of -5%, other inputs unchanged
Index Performance	-5%	-5%

CO	3.537%	9.968%
FPO	N/A	8.122%
SPO	N/A	13.672%

Proxy Fair Value[i] (A)	1.415%	5.081%
Fixed Income Proxyii	98.267%	91.286%
6

	1-Year	3-Year
Trading cost (C)iii	0.05%	0.25%
Daily Pre-Protection Level ISE Percentageiv	-0.368%	-3.883%
Daily ISE Percentage[v]	0.000%	-3.883%
Index Strategy Earnings	$0.00	-$38.83
Strategy Value	$1,000.00	$961.17
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$880.00	$841.17
Adjustment to Strategy BasisVI	$120.00	$124.85
Strategy Basis after Withdrawal	$880.00	$875.15
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term. Not
all of the assumptions above
are used in the Term End ISE
Percentage calculation. See the
Index Strategy Earnings section
of the prospectus for details on
the Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$900.00
Index Performance of 0%, other inputs unchanged
Index Performance	0%	0%

CO	5.664%	12.595%
FPO	N/A	6.463%
SPO	N/A	11.483%

Proxy Fair Value [i](A)	2.266%	8.712%
Fixed Income Proxyii	98.267%	91.286%
Trading cost (C)iii	0.05%	0.25%
Daily Pre-Protection Level ISE Percentageiv	0.482%	-0.252%
7

	1-Year	3-Year
Daily ISE Percentage[v]	0.482%	-0.252%
Index Strategy Earnings	$4.82	-$2.52
Strategy Value	$1,004.82	$997.48
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$884.82	$877.48
Adjustment to Strategy BasisVI	$119.42	$120.30
Strategy Basis after Withdrawal	$880.58	$879.70
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that no withdrawals are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$955.00
Index Performance of 0%, Time Remaining = 0.25 years
Time in years Elapsed since Strategy Term start (t)	0.75	2.75
Time Remaining in Strategy Term	0.25	0.25
Index Performance	0%	0%

CO	3.639%	2.572%
FPO	N/A	1.471%
SPO	N/A	5.954%

Proxy Fair Value[i] (A)	1.455%	-2.198%
Fixed Income Proxyii	99.130%	99.092%
Trading Cost (C)iii	0.025%	0.025%
8

	1-Year	3-Year
Daily Pre-Protection Level ISE Percentageiv	0.560%	-3.130%
Daily ISE Percentage[v]	0.560%	-3.130%
Index Strategy Earnings	$5.60	-$31.20
Strategy Value	$1,005.60	$968.70
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$885.60	$848.70
Adjustment to Strategy BasisVI	$119.33	$123.88
Strategy Basis after Withdrawal	$880.67	$876.12
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that no withdrawals are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$955.00
Index Performance of +25%, other inputs unchanged
Index Performance	25%	25%

CO	23.980%	29.660%
FPO	N/A	1.866%
SPO	N/A	4.467%

Proxy Fair Value[i] (A)	9.592%	31.117%
Fixed Income ProxyII	98.267%	91.286%
Trading Cost (C)iii	0.05%	0.25%
Daily Pre-Protection Level ISE Percentageiv	7.809%	22.153%
9

	1-Year	3-Year
Daily ISE Percentage[v]	7.809%	22.153%
Index Strategy Earnings	$78.09	$221.53
Strategy Value	$1,078.09	$1,221.53
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$958.09	$1,101.53
Adjustment to Strategy BasisVI	$111.31	$98.24
Strategy Basis after Withdrawal	$888.69	$901.76
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that nowithdrawals are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,090.00	$1,242.50
Index Performance of -5%, Risk-free Rate down 0.50%, other inputs unchanged
Index Performance	-5%	-5%
Risk-free Rate	2.50%	3.00%

CO	3.460%	9.512%
FPO	N/A	8.669%
SPO	N/A	14.413%

Proxy Fair Value[i] (A)	1.384%	4.334%
Fixed Income Proxyii	98.267%	91.286%
Trading cost (C)iii	0.05%	0.25%
Daily Pre-Protection Level ISE Percentageiv	0.399%	-4.631%
10

	1-Year	3-Year
Daily ISE Percentage[v]	0.000%	-4.631%
Index Strategy Earnings	$0.00	-$46.31
Strategy Value	$1,000.00	$953.69
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner after CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$880.00	$833.69
Adjsutment to Strategy BasisVI	$120.00	$125.83
Strategy Basis after Withdrawal	$880.00	$874.17
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that no withdrawals are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$900.00
Index Performance of 0%, dividend up 2%, volatility down 4%, other inputs unchanged
Index Performance	0%	0%
Dividend Yield	3.5%	3.5%
Volatility - CO	19%	16%
Volatility - FPO	N/A	14%
Volatility - SPO	N/A	16%

CO	4.090%	7.718%
FPO	N/A	5.882%
SPO	N/A	11.303%

Proxy Fair Value[i] (A)	1.636%	2.641%
Fixed Income Proxyii	98.267%	91.286%
11

	1-Year	3-Year
Trading Cost (C)iii	0.05%	0.25%
Daily Pre-Protection Level ISE Percentageiv	-0.147%	-6.323%
Daily ISE Percentage[v]	0.000%	-6.323%
Index Strategy Earnings	$0.00	-$63.23
Strategy Value	$1,000.00	$936.77
The values in the next six rows show how the assumed withdrawal taken at the assumed time would impact the values, assuming all assumptions in the example.
CDSC Applied to Withdrawal	$8.00	$8.00
MVA Applied to Withdrawal	-$6.50	-$6.50
Cash Received by Contract Owner CDSC and MVA	$105.50	$105.50
Strategy Value after Withdrawal	$880.00	$816.77
Adjustment to Strategy BasisVI	$120.00	$128.10
Strategy Basis after Withdrawal	$880.00	$871.90
The Strategy Values in the next
row show what the Strategy
Values would be at the end of
the Strategy Term when
calculated with the Term End
ISE Percentage, assuming all
assumptions in the example
above did not change until the
end of the Strategy Term
except that no withdrawls are
taken. Not all of the
assumptions above are used in
the Term End ISE Percentage
calculation. See the Index
Strategy Earnings section of
the prospectus for details on the
Term End ISE Percentage
calculation.

Strategy Value at the end of the Strategy Term	$1,000.	$955.00
i For Index Strategies with a 100% Protection Level, the Proxy Fair Value is equal to Participation Rate x CO. For other Index Strategies, the Proxy Fair Value is equal to Participation Rate x (CO + FPO – SPO)
ii Fixed Income Proxy is equal to (1 – B) ((T – t) / T)
iii Trading cost is equal to trading cost rate x (T – t). The examples use a trading cost rate of 0.10%
iv Daily Pre-Protection Level ISE Percentage is equal to A + Fixed Income Proxy – C – 1
v Daily ISE Percentage is equal to the greater of 1) the Protection Level minus 100%, or 2) the Daily Pre-Protection Level ISE Percentage.
12

Market Value Adjustment
Nationwide calculates the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date the withdrawal is processed
N = Number of whole months (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that the withdrawal is processed
All examples assume the following:
•
The MVA Scaling Factor is 1.0
•
The Initial Market Value Reference Rate is 3.50%
Example 1 MVA Factor Calculation:
Assume:
•
The MVA is calculated 13-1/2 months after the Date of Issue
•
The Market Value Reference Rate on that date is 4.00%
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 4.00%
•
N is 59 (i.e., there are 58-1/2 months remaining in the MVA Period (72 months – 13-1/2 months), which is rounded up to 59 months)
The MVA Factor on that date is -2.46% (i.e., 1.00 x (3.50% - 4.00%) x 59/12)
Example 2 Partial Withdrawal:
Assume:
•
The MVA is calculated 39 months after the Date of Issue
•
The Market Value Reference Rate on that date is 6.10%
•
The Contract Value is $150,000. There are three Strategies: the fixed Strategy Value is $20,000; Index Strategy A has a Protection Level of 90% and a Strategy Value of $100,000; Index Strategy B has a Protection Level of 100% and a Strategy Value of $30,000
•
The Fixed Strategy MNV is $13,520
•
Strategy A does not have a Minimum Nonforfeiture Value
•
The Index Strategy MNV is $27,900 and applies to Strategy B
•
The Remaining Free Withdrawal Amount is $15,000
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 6.10%
•
N is 33 (i.e., there are 33 months remaining in the MVA Period 72 months – 39 months)
•
The CDSC percentage rate 39 months after the Date of Issue is 6%
The MVA Factor on that date is -7.15% (i.e., 1.00 x (3.50% - 6.10%) x 33/12)
Assume the Contract Owner makes a partial withdrawal of $60,000. Partial withdrawals will be taken proportionally from the Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the request, meaning $8,000 is withdrawn from the Fixed Strategy, $40,000 is withdrawn from Index Strategy A, and $12,000 is withdrawn from Index Strategy B.
The MVA amount applicable to the Fixed Strategy will never be larger (either positive or negative) than M x A and is referred to as the MVA limit. It is calculated as follows:
•
The amount of Remaining Free Withdrawal Amount attributable to the Fixed Strategy is $2,000 (i.e., 15,000 x 20,000 / 150,000)
•
The limit on the MVA attributable to the Fixed Strategy is equal to M x A, where:
•
M = (8,000- 2,000) / (20,000-2,000) = 0.3333
•
A = The greater of zero or 20,000 – (20,000-2,000) x 6%-13,520 = $5,400
13

•
M x A = $1,800
The limit applies both positively and negatively. The MVA attributable to the Fixed Strategy cannot be more than $1,800 or less than -$1,800.
The MVA amount appliable to Index Strategies with Nonforfeiture Values (Index Strategy B) will never be larger (either positive or negative) than M x A and is referred to as the MVA limit. It is calculated as follows:
•
The amount of Remaining Free Withdrawal Amount attributable to Index Strategies with Nonforfeiture Values is $3,000 (i.e., 15,000 x 30,000 / 150,000)
•
The limit on the MVA attributable to Index Strategy B is equal to M x A, where:
•
M = (12,000 – 3,000) / (30,000 – 3,000) = 0.3333
•
A = The greater of zero or 30,000 – (30,000 – 3,000) x 6% –27,900 = $480
•
M x A = $160
The limit applies both positively and negatively. The MVA attributable to Index Strategies with Nonforfeiture Values cannot be more than $160 or less than -$160.
For Index Strategies without Nonforfeiture Values (Index Strategy A):
•
The amount of Remaining Free Withdrawal Amount attributable to Index Strategies without Nonforfeiture Values is $10,000 (i.e., 15,000 x 100,000 / 150,000)
Before applying the limit, the MVA amounts are equal to:
Index Strategy A: MVA Base x MVA Factor = (40,000 – 10,000) x -7.15% = -$2,145
Fixed Strategy: MVA Base x MVA Factor = (8,000 – 2,000) x -7.15% = -$429
Index Strategy B: MVA Base x MVA Factor = (12,000 – 3,000) x -7.15% = -$643.50
With the limit, the MVA applicable to the Fixed Strategy cannot be lower than -$1,800. This has no impact on the MVA. Therefore, the MVA for this Strategy is -$429.
With the limit, the MVA applicable to Index Strategies with Nonforfeiture Values (i.e. Index Strategy B) cannot be lower than -$160. Therefore, the MVA for these Strategies is -$160.
Therefore, the total MVA is -$2,734 (i.e., -2,145 + (-429) + (-160)).
The withdrawal proceeds are calculated using the following steps:
Step 1: Calculate Withdrawal proceeds for Fixed Strategy
The proceeds are calculated as follows:
•
The Strategy Value withdrawn for this Strategy is $8,000.
•
The CDSC for this Strategy is $360 (i.e., (8,000 – 2,000) x 6%)
•
The MVA for this Strategy is -$429 (as derived above)
•
The resulting withdrawal proceeds are $7,211 (i.e., 8,000 – 360 + (-429))
Step 2: Calculate Withdrawal proceeds for Strategies which offer Minimum Nonforfeiture Values
The proceeds are calculated as follows:
•
The Strategy Value withdrawn for these Strategies is $12,000
•
The CDSC for these strategies is $540 (i.e., (12,000 – 3,000) x 6%)
•
The MVA for these strategies is -$160 (as derived above)
•
The resulting withdrawal proceeds are $11,300 (i.e., $12,000 – $540 + (-$160))
Step 3: Calculate Withdrawal proceeds for Strategies which do not offer Minimum Nonforfeiture Values
The proceeds are calculated as follows:
•
The Strategy Value withdrawn for these Strategies is $40,000
14

•
The CDSC for these strategies is $1,800 (i.e. (40,000 – 10,000) x 6%)
•
The MVA for these strategies is -$2,145 (as derived above)
•
The resulting withdrawal proceeds are $36,055 (i.e., 40,000 – 1,800 + (-2,145))
Step 4: Calculate Total Surrender Value
The total withdrawal proceeds are $54,566 (i.e., 7,211 + 11,300 + 36,055)
Example 3 Full Surrender
Assume the same contract as Example 2. Assume the Contract Owner surrenders the Contract in full, meaning $20,000 is withdrawn from the Fixed Strategy, $100,000 is withdrawn from Index Strategy A, and $30,000 is withdrawn from Index Strategy B.
The MVA limit for the Fixed Strategy is calculated as follows:
•
The amount of Remaining Free Withdrawal Amount attributable to the Fixed Strategy is $2,000 (i.e., 15,000 x 20,000 / 150,000)
•
The limit on the MVA attributable to the Fixed Strategy is equal to M x A, where:
•
M = (20,000 – 2,000) / (20,000 – 2,000) = 1
•
A = The greater of zero or 20,000 – (20,000 – 2,000) x 6% –13,520 = $5,400
•
M x A = $5,400
The limit applies both positively and negatively. The MVA attributable to the Fixed Strategy cannot be more than $5,400 or less than -$5,400.
•
The MVA limit for Index Strategies with Nonforfeiture Values (Index Strategy B) is calculated as follows:
The amount of Remaining Free Withdrawal Amount attributable to Index Strategies with Nonforfeiture Values is
$3,000 (i.e., 15,000 x 30,000 / $150,000)
•
The limit on the MVA attributable to Index Strategy B is equal to M x A, where:
•
M = (30,000 – 3,000) / (30,000 – 3,000) = 1
•
A = The greater of zero or 30,000 – (30,000 – 3,000) x 6% –27,900 = $480
•
M x A = $480
The limit applies both positively and negatively. The MVA attributable to Index Strategies with Nonforfeiture Values cannot be more than $480 or less than -$480.
For Index Strategies without Nonforfeiture Values (Index Strategy A):
•
The amount of Remaining Free Withdrawal Amount attributable to Index Strategies without Nonforfeiture Values is $10,000 (i.e. 15,000 x 100,000 / 150,000)
Before applying the limit, the MVA amounts are equal to:
Index Strategy A: MVA Base x MVA Factor = (100,000 – 10,000) x -7.15% = -$6,435
Fixed Strategy: MVA Base x MVA Factor = (20,000 – 2,000) x -7.15% = -$1,287
Index Strategy B: MVA Base x MVA Factor = (30,000 – 3,000) x -7.15% = -$1,930.50
With the limit, the MVA applicable to the Fixed Strategy cannot be lower than -$5,420. This has no impact on the MVA. Therefore, the MVA for this Strategy is -$1,287
With the limit, the MVA applicable to Index Strategies with Nonforfeiture Values cannot be lower than -$480. Therefore, the MVA for these Strategies is -$480.
Therefore, the total MVA is -$8,202 (i.e., -6,435 + (-1,287) + (-480)).
The Surrender Value is calculated using the following steps:
Step 1: Calculate Surrender Value for Fixed Strategy
•
Prior to the Minimum Nonforfeiture Value, the Surrender Value is calculated as follows:
The Strategy Value for this Strategy is $20,000
15

•
The CDSC for this Strategy is $1,080 (i.e., (20,000 –2,000) x 6%)
•
The MVA for this Strategy is -$1,287 (as derived above)
•
The resulting Surrender Value is $17,633 (i.e., 20,000 –1,080 + (-1,287))
The Minimum Nonforfeiture Value for this Strategy is $13,520.
The Surrender Value is the greater of the two values, which is $17,633.
Step 2: Calculate Surrender Value for Index Strategies which offer Minimum Nonforfeiture Values
•
Prior to the Minimum Nonforfeiture Value, the Surrender Value is calculated as follows:
The Strategy Value for these Strategies is $30,000
•
The CDSC for these strategies is $1,620 (i.e., (30,000 – 3,000) x 6%)
•
The MVA for these strategies is -$480 (as derived above)
•
The resulting Surrender Value is $27,900 (i.e., 30,000 –1,620 + (-480))
The Minimum Nonforfeiture Value for these Strategies is $27,900
The Surrender Value is the greater of the two values, which is $27,900
Step 3: Calculate Surrender Value for Strategies which do not offer Minimum Nonforfeiture Values
•
The Surrender Value is calculated as follows:
The Strategy Value for these Strategies is $100,000
•
The CDSC for these strategies is $5,400 (i.e., (100,000 – 10,000) x 6%)
•
The MVA for these strategies is -$6,435 (as derived above)
•
The resulting Surrender Value is $88,165 (i.e., 100,000 – 5,400 + (-6,435))
Step 4: Calculate Total Surrender Value
The total Surrender Value is $133,698 (i.e., 17,633 + 27,900 + 88,165).
Changes in and Disagreements with Accountants
None.
16

PART C. OTHER INFORMATION
Item 27. Exhibits
a)
Not Applicable.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Individual Annuity Contract (Form No. VACC-0124AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
1)
Contract Specification Page (Form No. VABB-0130AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
2)
Increase in Remaining Preferred Withdrawal Amount After A Long-Term Care or Terminal Illness or Injury Event Endorsement (Form No. VAZZ-0207AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
3)
Strategy Endorsement (Form No. VAZZ-0235AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
4)
Market Value Adjustment (MVA) Endorsement (Form No. VAZZ-0236AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
5)
Tax Endorsements:
a.
IRA Endorsement (Form No. ICC22-AAZZ-0112AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
b.
Roth Endorsement (Form No. ICC22-AAZZ-0114AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
c.
Simple Endorsement (Form No. ICC22-AAZZ-0116AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
d.
Qualified Plan Endorsement (Form No. ICC22-AAZZ-0118AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
e.
Qualified Plan Endorsement for 401k (Form No. ICC22-AAZZ-0124AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
f.
Civil Union Endorsement (Form No. VAZZ-0170NJ) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
g.
Beneficial Ownership Endorsement for Qualified Contracts (Form No. VAZZ-0208AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
h.
Beneficial Ownership Endorsement for Non-Qualified Contracts (Form No. VAZZ-0209AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
i.
Charitable Remainder Trust Annuity Endorsement (Form No. VAZZ-0210AO) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
6)
Individual Annuity Contract (Form No. ICC24-VACC-0124AO) - Filed previously on January 29, 2025, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
7)
Strategy Endorsement (Form No. ICC24-VAZZ-0235AO) - Filed previously on January 29, 2025, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
8)
MVA Endorsement (Form No. ICC24-VAZZ-0236AO) - Filed previously on January 29, 2025, with S-1 Registration No. 333-275629 and hereby incorporated by reference.

e)
Application (Form No. VAAA-0178M3) - Filed previously on November 17, 2023, with S-1 Registration No. 333-275629 and hereby incorporated by reference.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6a.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6b.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6c.htm" and hereby incorporated by reference.
g)
Not Applicable.
h)
Not Applicable.
i)
Not Applicable.
j)
Not Applicable
k)
Opinion of Counsel – Filed previously with Post-Effective Amendment No. 1 on August 22, 2025 (333-289520) and hereby incorporated by reference.
l)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
m)
Not Applicable.
n)
Not Applicable.
o)
Form of Initial Summary Prospectus – Filed previously with Post-Effective Amendment No.1 on August 22, 2025 (333-289520) and hereby incorporated by reference.
p)
Power of Attorney – Attached hereto.
q)
Not Applicable.
r)
Historical Current Limits on Index Gains:

New Business Rates for Contracts Issued in 2025
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
American Funds® The Growth Fund of America®-Class F-3	0.00%	90%	1					50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	90%	3					50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	95%	1					40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	95%	3					45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	100%	1					30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	100%	3					40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	90%	1					65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	90%	3					65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	95%	1					55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	95%	3					60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	100%	1					40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	100%	3					50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
BlackRock Select Factor Index	0.00%	90%	1	265.00%	265.00%	260.00%	260.00%	260.00%	260.00%	260.00%	260.00%	260.00%	260.00%	260.00%	260.00%
2

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	90%	3	275.00%	280.00%	275.00%	275.00%	275.00%	275.00%	275.00%	275.00%	275.00%	275.00%	275.00%	275.00%
BlackRock Select Factor Index	0.00%	95%	1	200.00%	200.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%
BlackRock Select Factor Index	0.00%	95%	3	235.00%	240.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%	235.00%
BlackRock Select Factor Index	0.00%	100%	1	115.00%	115.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%
BlackRock Select Factor Index	0.00%	100%	3	175.00%	180.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%	175.00%
BlackRock Select Factor Index	1.00%	90%	1	300.00%	300.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%
BlackRock Select Factor Index	1.00%	90%	3	310.00%	320.00%	315.00%	315.00%	315.00%	315.00%	315.00%	315.00%	315.00%	315.00%	315.00%	315.00%
BlackRock Select Factor Index	1.00%	95%	1	225.00%	225.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%
BlackRock Select Factor Index	1.00%	95%	3	265.00%	270.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%
BlackRock Select Factor Index	1.00%	100%	1	135.00%	135.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%	130.00%
BlackRock Select Factor Index	1.00%	100%	3	200.00%	205.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%	200.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	300.00%	300.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	300.00%	310.00%	300.00%	300.00%	300.00%	300.00%	300.00%	300.00%	300.00%	300.00%	300.00%	300.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	225.00%	225.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	250.00%	260.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	130.00%	130.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	185.00%	195.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	335.00%	335.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%	330.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%	335.00%
3

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	250.00%	250.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%	245.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	285.00%	295.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	150.00%	150.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%	145.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	210.00%	220.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%
MSCI EAFE Index	0.00%	90%	1	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
MSCI EAFE Index	0.00%	90%	3	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
MSCI EAFE Index	0.00%	95%	1	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
MSCI EAFE Index	0.00%	95%	3	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%
MSCI EAFE Index	0.00%	100%	1	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
MSCI EAFE Index	0.00%	100%	3	70.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
MSCI EAFE Index	1.50%	90%	1	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%	105.00%
MSCI EAFE Index	1.50%	90%	3	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%	125.00%
MSCI EAFE Index	1.50%	95%	1	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
MSCI EAFE Index	1.50%	95%	3	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%	110.00%
MSCI EAFE Index	1.50%	100%	1	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
MSCI EAFE Index	1.50%	100%	3	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	270.00%	270.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%	265.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	255.00%	260.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	200.00%	200.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%	195.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	220.00%	225.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%	220.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	120.00%	120.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	165.00%	170.00%	165.00%	165.00%	165.00%	165.00%	165.00%	165.00%	165.00%	165.00%	165.00%	165.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	300.00%	300.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	290.00%	300.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%
4

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
NYSE® Zebra Edge® Index	1.00%	95%	1	230.00%	230.00%	225.00%	225.00%	225.00%	225.00%	225.00%	225.00%	225.00%	225.00%	225.00%	225.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	250.00%	255.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%	250.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	140.00%	140.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	190.00%	195.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%	190.00%
S&P 500®	0.00%	90%	1	60.00%	65.00%	65.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
S&P 500®	0.00%	90%	3	70.00%	70.00%	65.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
S&P 500®	0.00%	95%	1	50.00%	55.00%	55.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
S&P 500®	0.00%	95%	3	65.00%	65.00%	60.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%
S&P 500®	0.00%	100%	1	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
S&P 500®	0.00%	100%	3	50.00%	55.00%	50.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%
S&P 500®	1.50%	90%	1	80.00%	80.00%	80.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
S&P 500®	1.50%	90%	3	90.00%	90.00%	85.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%
S&P 500®	1.50%	95%	1	65.00%	70.00%	70.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%	65.00%
S&P 500®	1.50%	95%	3	80.00%	80.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
S&P 500®	1.50%	100%	1	50.00%	55.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
S&P 500®	1.50%	100%	3	65.00%	70.00%	65.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	80.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	85.00%	85.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%	80.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	65.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	80.00%	80.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%	75.00%
5

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	45.00%	50.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%	45.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	65.00%	65.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%	60.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	95.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	105.00%	105.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	80.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	95.00%	95.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%	90.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	55.00%	60.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%	55.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	75.00%	75.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%	70.00%
SG Macro Compass Index	0.00%	90%	1	295.00%	295.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%	290.00%
SG Macro Compass Index	0.00%	90%	3	310.00%	315.00%	310.00%	310.00%	310.00%	310.00%	310.00%	310.00%	310.00%	310.00%	310.00%	310.00%
SG Macro Compass Index	0.00%	95%	1	220.00%	220.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%
SG Macro Compass Index	0.00%	95%	3	260.00%	265.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%	255.00%
SG Macro Compass Index	0.00%	100%	1	120.00%	120.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%	115.00%
6

Index	Strategy Spread	Protection	Term	1/1/2025	2/1/2025	3/1/2025	4/1/2025	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
SG Macro Compass Index	0.00%	100%	3	185.00%	190.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%	185.00%
SG Macro Compass Index	1.00%	90%	1	330.00%	330.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%	325.00%
SG Macro Compass Index	1.00%	90%	3	350.00%	360.00%	350.00%	350.00%	350.00%	350.00%	350.00%	350.00%	350.00%	350.00%	350.00%	350.00%
SG Macro Compass Index	1.00%	95%	1	245.00%	245.00%	240.00%	240.00%	240.00%	240.00%	240.00%	240.00%	240.00%	240.00%	240.00%	240.00%
SG Macro Compass Index	1.00%	95%	3	295.00%	300.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%	295.00%
SG Macro Compass Index	1.00%	100%	1	140.00%	140.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%	135.00%
SG Macro Compass Index	1.00%	100%	3	215.00%	220.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%	215.00%
Renewal Rates for Contracts Issued in 2024
Strategy Spreads and Participation Rates
Index	Strategy Spread	Protection	Term	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
American Funds® The Growth Fund of America®-Class F-3	0.00%	90%	1	65.00%	60.00%	60.00%	50.00%	45.00%	45.00%	50.00%	45.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	90%	3	70.00%	65.00%	60.00%	50.00%	50.00%	50.00%	55.00%	50.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	95%	1	50.00%	50.00%	45.00%	40.00%	40.00%	40.00%	40.00%	40.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	95%	3	60.00%	60.00%	55.00%	50.00%	45.00%	45.00%	50.00%	45.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	100%	1	35.00%	35.00%	35.00%	30.00%	30.00%	30.00%	30.00%	30.00%
American Funds® The Growth Fund of America®-Class F-3	0.00%	100%	3	55.00%	55.00%	50.00%	40.00%	35.00%	35.00%	35.00%	35.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	90%	1	80.00%	75.00%	70.00%	65.00%	65.00%	60.00%	65.00%	60.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	90%	3	85.00%	80.00%	75.00%	70.00%	65.00%	65.00%	70.00%	70.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	95%	1	65.00%	60.00%	55.00%	50.00%	50.00%	50.00%	55.00%	50.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	95%	3	75.00%	75.00%	70.00%	60.00%	55.00%	55.00%	60.00%	55.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	100%	1	50.00%	45.00%	45.00%	40.00%	40.00%	35.00%	35.00%	35.00%
American Funds® The Growth Fund of America®-Class F-3	1.50%	100%	3	65.00%	65.00%	60.00%	55.00%	45.00%	45.00%	50.00%	45.00%
BlackRock Select Factor Index	0.00%	90%	1	285.00%	285.00%	285.00%	280.00%	265.00%	265.00%	265.00%	265.00%
BlackRock Select Factor Index	0.00%	90%	3	300.00%	300.00%	295.00%	295.00%	275.00%	275.00%	270.00%	270.00%
BlackRock Select Factor Index	0.00%	95%	1	220.00%	220.00%	220.00%	215.00%	200.00%	200.00%	200.00%	200.00%
7

Index	Strategy Spread	Protection	Term	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
BlackRock Select Factor Index	0.00%	95%	3	260.00%	260.00%	260.00%	255.00%	235.00%	235.00%	230.00%	230.00%
BlackRock Select Factor Index	0.00%	100%	1	135.00%	135.00%	135.00%	125.00%	115.00%	115.00%	115.00%	115.00%
BlackRock Select Factor Index	0.00%	100%	3	200.00%	200.00%	200.00%	195.00%	175.00%	175.00%	170.00%	170.00%
BlackRock Select Factor Index	1.00%	90%	1	315.00%	315.00%	315.00%	310.00%	300.00%	300.00%	300.00%	300.00%
BlackRock Select Factor Index	1.00%	90%	3	340.00%	340.00%	340.00%	335.00%	310.00%	310.00%	305.00%	305.00%
BlackRock Select Factor Index	1.00%	95%	1	245.00%	245.00%	245.00%	240.00%	225.00%	225.00%	225.00%	225.00%
BlackRock Select Factor Index	1.00%	95%	3	295.00%	295.00%	295.00%	290.00%	265.00%	265.00%	260.00%	260.00%
BlackRock Select Factor Index	1.00%	100%	1	150.00%	150.00%	150.00%	145.00%	135.00%	135.00%	135.00%	135.00%
BlackRock Select Factor Index	1.00%	100%	3	225.00%	225.00%	225.00%	220.00%	200.00%	200.00%	195.00%	195.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	1	325.00%	325.00%	325.00%	320.00%	300.00%	300.00%	300.00%	300.00%
J.P. Morgan Mozaic IISM Index	0.00%	90%	3	335.00%	335.00%	330.00%	325.00%	300.00%	300.00%	295.00%	295.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	1	245.00%	245.00%	245.00%	240.00%	225.00%	225.00%	225.00%	225.00%
J.P. Morgan Mozaic IISM Index	0.00%	95%	3	285.00%	285.00%	280.00%	275.00%	250.00%	250.00%	245.00%	245.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	1	145.00%	145.00%	145.00%	140.00%	130.00%	130.00%	130.00%	130.00%
J.P. Morgan Mozaic IISM Index	0.00%	100%	3	215.00%	215.00%	215.00%	210.00%	185.00%	185.00%	180.00%	180.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	1	355.00%	355.00%	355.00%	350.00%	335.00%	335.00%	335.00%	335.00%
J.P. Morgan Mozaic IISM Index	1.00%	90%	3	370.00%	370.00%	365.00%	360.00%	335.00%	335.00%	330.00%	330.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	1	270.00%	270.00%	270.00%	265.00%	250.00%	250.00%	250.00%	250.00%
J.P. Morgan Mozaic IISM Index	1.00%	95%	3	315.00%	315.00%	310.00%	310.00%	285.00%	285.00%	280.00%	280.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	1	165.00%	165.00%	165.00%	160.00%	150.00%	150.00%	150.00%	150.00%
J.P. Morgan Mozaic IISM Index	1.00%	100%	3	240.00%	240.00%	240.00%	235.00%	210.00%	210.00%	205.00%	205.00%
MSCI EAFE Index	0.00%	90%	1	105.00%	100.00%	105.00%	95.00%	80.00%	80.00%	95.00%	90.00%
MSCI EAFE Index	0.00%	90%	3	125.00%	125.00%	125.00%	110.00%	90.00%	95.00%	110.00%	110.00%
MSCI EAFE Index	0.00%	95%	1	90.00%	80.00%	85.00%	75.00%	65.00%	65.00%	80.00%	75.00%
MSCI EAFE Index	0.00%	95%	3	110.00%	105.00%	110.00%	95.00%	85.00%	85.00%	100.00%	100.00%
MSCI EAFE Index	0.00%	100%	1	60.00%	50.00%	50.00%	50.00%	50.00%	50.00%	55.00%	50.00%
MSCI EAFE Index	0.00%	100%	3	90.00%	85.00%	90.00%	75.00%	65.00%	70.00%	80.00%	75.00%
MSCI EAFE Index	1.50%	90%	1	125.00%	120.00%	125.00%	115.00%	100.00%	100.00%	115.00%	110.00%
MSCI EAFE Index	1.50%	90%	3	145.00%	145.00%	145.00%	135.00%	115.00%	120.00%	135.00%	135.00%
MSCI EAFE Index	1.50%	95%	1	105.00%	95.00%	100.00%	90.00%	80.00%	85.00%	95.00%	90.00%
MSCI EAFE Index	1.50%	95%	3	130.00%	125.00%	130.00%	120.00%	105.00%	110.00%	120.00%	120.00%
MSCI EAFE Index	1.50%	100%	1	75.00%	65.00%	65.00%	60.00%	60.00%	60.00%	65.00%	60.00%
8

Index	Strategy Spread	Protection	Term	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
MSCI EAFE Index	1.50%	100%	3	110.00%	105.00%	110.00%	95.00%	85.00%	90.00%	100.00%	95.00%
NYSE® Zebra Edge® Index	0.00%	90%	1	285.00%	285.00%	285.00%	285.00%	270.00%	270.00%	270.00%	270.00%
NYSE® Zebra Edge® Index	0.00%	90%	3	290.00%	290.00%	290.00%	275.00%	255.00%	255.00%	250.00%	250.00%
NYSE® Zebra Edge® Index	0.00%	95%	1	220.00%	220.00%	220.00%	215.00%	200.00%	200.00%	200.00%	200.00%
NYSE® Zebra Edge® Index	0.00%	95%	3	245.00%	245.00%	245.00%	240.00%	220.00%	220.00%	215.00%	215.00%
NYSE® Zebra Edge® Index	0.00%	100%	1	135.00%	135.00%	135.00%	130.00%	120.00%	120.00%	120.00%	120.00%
NYSE® Zebra Edge® Index	0.00%	100%	3	185.00%	185.00%	185.00%	180.00%	165.00%	165.00%	160.00%	160.00%
NYSE® Zebra Edge® Index	1.00%	90%	1	315.00%	315.00%	315.00%	315.00%	300.00%	300.00%	300.00%	300.00%
NYSE® Zebra Edge® Index	1.00%	90%	3	325.00%	325.00%	325.00%	310.00%	290.00%	290.00%	285.00%	285.00%
NYSE® Zebra Edge® Index	1.00%	95%	1	250.00%	250.00%	250.00%	245.00%	230.00%	230.00%	230.00%	230.00%
NYSE® Zebra Edge® Index	1.00%	95%	3	280.00%	280.00%	280.00%	270.00%	250.00%	250.00%	245.00%	245.00%
NYSE® Zebra Edge® Index	1.00%	100%	1	155.00%	155.00%	155.00%	150.00%	140.00%	140.00%	140.00%	140.00%
NYSE® Zebra Edge® Index	1.00%	100%	3	215.00%	215.00%	215.00%	210.00%	190.00%	190.00%	185.00%	185.00%
S&P 500®	0.00%	90%	1	80.00%	75.00%	70.00%	65.00%	60.00%	60.00%	65.00%	60.00%
S&P 500®	0.00%	90%	3	90.00%	85.00%	80.00%	70.00%	65.00%	65.00%	75.00%	70.00%
S&P 500®	0.00%	95%	1	65.00%	55.00%	55.00%	50.00%	50.00%	50.00%	50.00%	50.00%
S&P 500®	0.00%	95%	3	80.00%	75.00%	75.00%	65.00%	60.00%	60.00%	70.00%	65.00%
S&P 500®	0.00%	100%	1	50.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
S&P 500®	0.00%	100%	3	70.00%	65.00%	65.00%	55.00%	50.00%	50.00%	50.00%	50.00%
S&P 500®	1.50%	90%	1	95.00%	85.00%	80.00%	80.00%	80.00%	80.00%	85.00%	80.00%
S&P 500®	1.50%	90%	3	110.00%	105.00%	100.00%	90.00%	85.00%	85.00%	95.00%	95.00%
S&P 500®	1.50%	95%	1	80.00%	70.00%	65.00%	65.00%	65.00%	65.00%	70.00%	65.00%
S&P 500®	1.50%	95%	3	100.00%	90.00%	90.00%	80.00%	75.00%	75.00%	85.00%	80.00%
S&P 500®	1.50%	100%	1	65.00%	55.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
S&P 500®	1.50%	100%	3	85.00%	80.00%	75.00%	70.00%	60.00%	60.00%	65.00%	65.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	1	100.00%	100.00%	100.00%	90.00%	85.00%	80.00%	85.00%	90.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	90%	3	110.00%	110.00%	110.00%	95.00%	85.00%	80.00%	95.00%	95.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	1	85.00%	85.00%	85.00%	75.00%	65.00%	65.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	95%	3	100.00%	100.00%	100.00%	85.00%	80.00%	80.00%	90.00%	90.00%
9

Index	Strategy Spread	Protection	Term	5/1/2025	6/1/2025	7/1/2025	8/1/2025	9/1/2025	10/1/2025	11/1/2025	12/1/2025
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	1	55.00%	55.00%	55.00%	45.00%	45.00%	45.00%	45.00%	45.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	0.00%	100%	3	85.00%	85.00%	85.00%	70.00%	65.00%	65.00%	70.00%	70.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	1	110.00%	110.00%	110.00%	105.00%	100.00%	95.00%	100.00%	105.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	90%	3	120.00%	120.00%	120.00%	105.00%	105.00%	100.00%	115.00%	115.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	1	95.00%	95.00%	95.00%	85.00%	80.00%	80.00%	85.00%	85.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	95%	3	110.00%	110.00%	110.00%	95.00%	95.00%	95.00%	105.00%	105.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	1	65.00%	65.00%	65.00%	55.00%	55.00%	55.00%	55.00%	60.00%
S&P 500® Average Daily Risk Control 10% USD Price Return Index	1.00%	100%	3	95.00%	95.00%	95.00%	80.00%	75.00%	75.00%	80.00%	80.00%
SG Macro Compass Index	0.00%	90%	1	320.00%	320.00%	320.00%	315.00%	295.00%	295.00%	295.00%	295.00%
SG Macro Compass Index	0.00%	90%	3	345.00%	345.00%	340.00%	335.00%	310.00%	310.00%	305.00%	305.00%
SG Macro Compass Index	0.00%	95%	1	240.00%	240.00%	240.00%	235.00%	220.00%	220.00%	220.00%	220.00%
SG Macro Compass Index	0.00%	95%	3	290.00%	290.00%	285.00%	285.00%	260.00%	260.00%	255.00%	255.00%
SG Macro Compass Index	0.00%	100%	1	140.00%	140.00%	140.00%	135.00%	120.00%	120.00%	120.00%	120.00%
SG Macro Compass Index	0.00%	100%	3	215.00%	215.00%	215.00%	210.00%	185.00%	185.00%	180.00%	180.00%
SG Macro Compass Index	1.00%	90%	1	350.00%	350.00%	350.00%	345.00%	330.00%	330.00%	330.00%	330.00%
SG Macro Compass Index	1.00%	90%	3	385.00%	385.00%	385.00%	375.00%	350.00%	350.00%	345.00%	345.00%
SG Macro Compass Index	1.00%	95%	1	265.00%	265.00%	265.00%	260.00%	245.00%	245.00%	245.00%	245.00%
SG Macro Compass Index	1.00%	95%	3	325.00%	325.00%	325.00%	320.00%	295.00%	295.00%	290.00%	290.00%
SG Macro Compass Index	1.00%	100%	1	160.00%	160.00%	160.00%	155.00%	140.00%	140.00%	140.00%	140.00%
SG Macro Compass Index	1.00%	100%	3	245.00%	245.00%	245.00%	240.00%	215.00%	215.00%	210.00%	210.00%
10

Item 28. Directors and Officers of the Insurance Company
The business address of the Directors and Officers of the Insurance Company is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.
Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
11

Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.
Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
Following is a list of entities directly or indirectly controlled by or under common control with the Insurance Company. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
12

Company	Jurisdiction of Domicile	Brief Description of Business
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
13

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 30. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
14

a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
15

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract Value redeemed during the prior calendar year	Combination Contract (Yes/No)
Nationwide Defined Protection Annuity 2.0	4,880	$1,022,785,180.53	2,874	$623,839,275.11	$22,566,548.70	No
(b)
See Item 27(r) above.
Item 32. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 33. Management Services
Not Applicable
Item 34. Fee Representation and Undertakings
Nationwide Life Insurance Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; and (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
16

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide Life Insurance Company
(Insurance Company)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney
17